UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Management®

Annual Report

September 30, 2008

Stock Funds

■  Columbia Asset Allocation Fund

■  Columbia Large Cap Growth Fund

■  Columbia Disciplined Value Fund

■  Columbia Contrarian Core Fund
(formerly Columbia Common Stock Fund)

■  Columbia Small Cap Core Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Table of Contents

Economic Update	1

Columbia Asset Allocation Fund	3

Columbia Large Cap Growth Fund	8

Columbia Disciplined Value Fund	13

Columbia Contrarian Core Fund	18

Columbia Small Cap Core Fund	23

Financial Statements

Investment Portfolios	28

Statements of Assets and Liabilities	62

Statements of Operations	64

Statements of Changes in Net Assets	66

Financial Highlights	73

Notes to Financial Statements	100

Report of Independent Registered Public Accounting Firm	114

Federal Income Tax Information	115

Fund Governance	116

Important Information About This Report	121

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

We are pleased to provide this shareholder report for your Columbia Fund and hope you will find the portfolio management details, discussions and performance information helpful in monitoring your investments. As we've seen this past year, the financial markets can be quite volatile, with significant short-term price fluctuations. It's important to keep these ups and downs in perspective, particularly in light of your long-term investment strategy.

Staying the course with your long-term strategy typically involves riding out short-term price fluctuations, though we recognize that at times this can be tough. To support your efforts and give you the information you need to make prudent decisions, Columbia Management offers several valuable online resources. We encourage you to visit www.columbiamanagement.com/investor, where you can receive the most up-to-date information, including:

■  Daily pricing and performance. View pricing and performance from a link in Fund Tracker on the homepage. This listing of funds is updated nightly with the current net asset value and the amount and percentage change from the prior day.

■  News & Commentary. This tab provides links to quarterly fund commentaries and information from our investment strategies group, including trends in the economy and market impact.

If you would like more details on individual funds, select a fund from the dropdown menu on the top right side of the homepage for access to:

■  Monthly and quarterly performance information.

■  Portfolio holdings. Full holdings are updated monthly for money market funds except for Columbia Cash Reserves and Columbia Money Market Reserves which are updated weekly, monthly for equity funds and quarterly for most other funds.

■  Quarterly fact sheets. Accessible from the Literature tab in each fund page.

By registering on the site, you'll receive secured, 24-hour access to*:

■  Mutual fund account details with balances, dividend and transaction information.

■  Fund Tracker to customize your homepage with current net asset values for the funds that interest you

■  On-line transactions including purchases, exchanges and redemptions.

■  Account maintenance for updating your address and dividend payment options.

■  Electronic delivery of prospectuses and shareholder reports.

I encourage you to visit our website for access to the product information and tools described above. These valuable online resources can help you monitor your investments and provide direct access to your account. All of these tools, and more, can be found on www.columbiamanagement.com/investor.

While your financial advisor is a great resource for investment guidance, you can also access our website or call our service representatives at 800.345.6611 for additional assistance. We thank you for investing with Columbia Management and look forward to helping with your ongoing investment needs.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

*Some restrictions apply. Shareholders who purchase shares through certain third-party organizations may not have the ability to register for online access.

Economic Update – Stock Funds

The pace of economic growth slowed during the 12-month period that began October 1, 2007 and ended September 30, 2008 as a growing number of factors weighed on consumers and businesses alike. The economy stayed clear of a recession, with an uptick in growth in the first half of 2008. However, it was widely expected that growth would slow to zero or negative near the end of the period as the most severe housing downturn in decades showed no sign of abating and job growth continued to slide. Inventories of homes for sale rose, home prices declined and tighter credit standards, the result of continued turmoil in the subprime mortgage market, made it more difficult for homebuyers to qualify for loans. Food prices rose, raising concerns about inflation, and energy prices soared to record highs before backing down sharply in the last months of the period. Consumer confidence declined sharply through June, then improved modestly in August and September. However, The Conference Board's consumer confidence survey revealed that consumer appraisal of the economic environment continues to erode. Consumer confidence is surveyed monthly by The Conference Board.

As growth weakened, businesses began to pull back on hiring, which further dimmed the outlook for consumers. Job losses were reported for nine consecutive months in 2008, and the unemployment rate spiked to 6.1%. The slowdown in manufacturing activity was one of the last major indicators to turn negative. Federal tax rebates, which began to arrive in May, helped bolster consumer spending during the early summer months, but consumer spending turned negative later in the period.

In an effort to inspire confidence in the capital markets, loosen the reins on credit and shore up economic growth, the Federal Reserve Board (the Fed) brought a key short-term rate—the federal funds rate—down from 4.75% to 2.0% during the 12-month period. After seven rate cuts, the Fed remains concerned about inflation; but a weak economic outlook began to shift its priorities.1

Stocks retreat as economic storm clouds gather

Against a shifting economic backdrop, the U.S. stock market lost 21.98% for the 12-month period, as measured by the S&P 500 Index. Small- cap stocks held up better than large- and mid-cap stocks, as measured by their respective Russell indices.2 Value stocks held up better than growth stocks in the small- and mid-cap range while growth stocks lost less than value stocks among large caps. As the dollar rebounded modestly against the euro, investors reaped even lower returns from investments outside the U.S. The MSCI EAFE Index, a broad gauge of stock market performance in foreign developed markets, lost 30.50% (in U.S. dollars) for the period. Emerging stock markets, which have had a strong run over the past several years, were also caught in the downdraft. The MSCI Emerging Markets Index returned negative 33.01% (in U.S. dollars).3

Past performance is no guarantee of future results.

1On October 8, the Fed lowered the federal funds rate to 1.5% and on October 29, the Fed lowered the Federal Funds rate to 1.0%.

2The Russell 1000 Index measures the performance of 1,000 of the largest US companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization.

3The MSCI Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Summary

For the 12-month period that ended September 30, 2008

■  The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 21.98%. Developed stock markets outside the United States returned negative 30.50%, as measured (in U.S. dollars) by the MSCI EAFE Index.

S&P Index	MSCI Index

■  Despite volatility in many segments of the bond market, the Lehman Brothers U.S. Aggregate Bond Index delivered a modest return. High-yield bonds lost significant ground, as measured by the Merrill Lynch U.S. High Yield Cash Pay Index.

Lehman Index	Merrill Lynch Index

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada.

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

Economic Update (continued) – Stock Funds

Bonds delivered modest gains

The U.S. bond market seesawed during the 12-month period but delivered a modest gain as investors sought the relative safety of the highest quality sectors. After a weak start, bond prices in many sectors rose and yields declined as economic growth slowed and stock market volatility increased. Although the benchmark 10-year U.S. Treasury yield edged back above 4.0% in 2008, it slipped back to 3.83% at the end of the period, nearly one full percentage point below where it was one year ago. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 3.65%. High-yield bonds took a beating. The Merrill Lynch U.S. High Yield, Cash Pay Index returned negative 11.62%.

Past performance is no guarantee of future results.

Fund Profile – Columbia Asset Allocation Fund

Summary

■  For the 12-month period that ended September 30, 2008, the fund's Class A shares returned negative 16.23% without sales charge.

■  In a difficult period, the fund held up better than its peer group, the Lipper Mixed Asset Target Allocation Growth Classification.1

■  Shifts in portfolio allocations aided the fund's returns. However, the favorable impact was partially offset by disappointing performance in certain market segments.

Portfolio Management

Vikram J. Kuriyan, PhD, is the lead manager for Columbia Asset Allocation Fund and has managed the fund since August 2005. He has been with the advisor or its predecessors or affiliate organizations since 2000.

Karen Wurdack, PhD, has co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since 1993.

Colin Moore has co-managed the fund since February 2008 and has been with the advisor or its predecessors or affiliate organizations since 2002.

Dr. Kuriyan, Dr. Wurdack and Mr. Moore are responsible for allocating the fund's assets among the various asset classes. The investment decisions for each asset class are made by professionals with expertise in that class.

1Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

2The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.

3The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 09/30/08

–16.23%

Class A shares (without sales charge)

–21.98%

S&P 500 Index[2]

+3.65%

Lehman Brothers U.S. Aggregate Bond Index[3]

Performance Information – Columbia Asset Allocation Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.32
Class B	2.07
Class C	2.07
Class T	1.37
Class Z	1.07

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 10/01/98 – 09/30/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Asset Allocation Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 10/01/98 – 09/30/08 ($)

Sales charge	without	with
Class A	13,092	12,341
Class B	12,187	12,187
Class C	12,182	12,182
Class T	13,014	12,267
Class Z	13,370	n/a

Average annual total return as of 09/30/08 (%)

Share class	A		B		C		T		Z
Inception	11/01/98		11/01/98		11/18/02		12/30/91		12/30/91
Sales charge	without	with	without	with	without	with	without	with	without
1-year	–16.23	–21.03	–16.88	–20.62	–16.93	–17.67	–16.32	–21.15	–16.06
5-year	4.58	3.36	3.80	3.49	3.80	3.80	4.53	3.31	4.86
10-year	2.73	2.13	2.00	2.00	1.99	1.99	2.67	2.06	2.95

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns for Class A shares and Class B shares include the returns of Prime A shares (for Class A shares) and Prime B shares (for Class B shares) of the Galaxy Asset Allocation Fund for periods prior to November 18, 2002, the date on which Class A and Class B shares were initially offered by the fund. The returns shown for Class A shares and Class B shares also include the returns of Retail A shares of the Galaxy Asset Allocation Fund (adjusted, as necessary, to reflect the sales charges applicable to Class A shares and Class B shares, respectively), for periods prior to the inception of Prime A shares and Prime B shares (November 1, 1998). Class A and Class B shares generally would have had substantially similar returns to Prime A shares, Prime B shares and Retail A shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Prime A shares and Retail A shares. The returns shown for Class C shares include the returns of Prime B shares of the Galaxy Asset Allocation Fund (adjusted to reflect the sales charge applicable to Class C shares) for periods prior to November 18, 2002, the date on which Class C shares were initially offered by the fund. The returns shown for Class C shares also include the returns of Retail A shares of the Galaxy Asset Allocation Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the date of inception of Prime B shares (November 1, 1998). Class C shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A shares or Prime B shares. Retail A shares of the Galaxy Asset Allocation Fund were initially offered on December 30, 1991. Class A, Class B and Class C shares were initially offered on November 18, 2002. The returns for Class T shares include the returns of Retail A shares (for Class T shares) of the Galaxy Asset Allocation Fund for periods prior to November 18, 2002, the date on which Class T shares were initially offered by the fund. The returns for Class Z shares include returns of Trust shares of the Galaxy Asset Allocation Fund for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the fund. Trust shares of the Galaxy Asset Allocation Fund were initially offered on December 30, 1991.

Understanding Your Expenses – Columbia Asset Allocation Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

04/01/08 – 09/30/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	908.00	1,018.55	6.15	6.51	1.29
Class B	1,000.00	1,000.00	904.40	1,014.80	9.71	10.28	2.04
Class C	1,000.00	1,000.00	904.40	1,014.80	9.71	10.28	2.04
Class T	1,000.00	1,000.00	907.80	1,018.30	6.39	6.76	1.34
Class Z	1,000.00	1,000.00	909.30	1,019.80	4.96	5.25	1.04

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Asset Allocation Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 09/30/08 ($)

Class A	12.57
Class B	12.57
Class C	12.57
Class T	12.58
Class Z	12.58

Distributions declared per share

10/01/07 – 09/30/08 ($)

Class A	1.78
Class B	1.67
Class C	1.67
Class T	1.77
Class Z	1.82

For the 12-month period that ended September 30, 2008, the fund's Class A shares returned negative 16.23% without sales charge. The S&P 500 Index returned negative 21.98% and the Lehman Brothers U.S. Aggregate Bond Index returned 3.65%.1 The fund's return was higher than the negative 17.90% average return of its peer group, the Lipper Mixed Asset Target Allocation Growth Funds Classification.2 A decision to increase exposure to investment grade bonds and small cap value while reducing exposure to international and large cap equities, as well as high-yield bonds, aided performance. Disappointing performance from the fund's bond and international equity allocations hampered returns.

Portfolio positioning helped stem losses in a difficult environment

The world's stock markets were battered as a worldwide credit crisis and weakening economic growth undermined investor confidence. Many segments of the U.S. bond market also came under pressure. In this environment, we made some key changes to the fund's allocations that helped stem losses. Within the domestic equity portion of the portfolio, we reduced the fund's exposure to large cap stocks and increased exposure to small caps, which aided performance as large caps underperformed. The fund's exposure to small cap value was particularly helpful to performance because the manager's losses were substantially less than that of the index. We cut back on the fund's international equity position, which was well timed because international stock markets were even weaker than the U.S. market. Within the fixed income portion of the portfolio, we added to the fund's position in investment grade bonds and reduced exposure to high-yield bonds. The shift helped the fund capture some positive performance. Investment grade bonds were the only major market segment other than cash to generate a positive return for the period. It also limited losses in the high-yield sector, which was the weakest performing area in the fixed-income markets.

A period of transition for U.S. and global economies

The economic landscape weakened considerably near the end of the period as a credit crisis and rising unemployment weighed on consumer demand. However, the Federal Reserve and the U.S. Treasury have taken steps to restore confidence in the capital markets and we believe that they will continue to pursue options to prevent a protracted economic downturn. In this environment, we believe that investors who are focused on their goals have the potential to benefit from the broad diversification offered by Columbia Asset Allocation Fund, even though diversification does not ensure a profit or guarantee against a loss.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Managers' Report (continued) – Columbia Asset Allocation Fund

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in high-yield securities (commonly known as "junk" bonds) offers the potential for high current income and attractive total return, but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds. High-yield bonds issued by foreign entities have greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

The fund may be subject to the same types of risks associated with direct ownership of real estate including the decline of property value due to general, local and regional economic conditions.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Top 5 equity sectors

as of 09/30/08 (%)

Financials	10.5
Information Technology	8.7
Health Care	7.1
Energy	6.5
Industrials	6.4

Top 10 equity holdings

as of 09/30/08 (%)

JPMorgan Chase & Co.	1.2
Johnson & Johnson	1.0
Exxon Mobil Corp.	1.0
Hewlett-Packard Co.	0.8
Procter & Gamble Co.	0.7
Microsoft Corp.	0.6
Wal-Mart Stores, Inc.	0.6
AT&T, Inc.	0.6
Wells Fargo & Co.	0.6
Avon Products, Inc.	0.6

Portfolio structure

as of 09/30/08 (%)

Common Stocks	57.6
Corporate Fixed-Income
Bonds & Notes	10.7
Mortgage-Backed Securities	10.7
Government & Agency
Obligations	6.8
Commercial Mortgage-Backed
Securities	3.9
Collateralized Mortgage
Obligation	3.4
Asset-Backed Securities	1.6
Preferred Stocks	0.1
Convertible Preferred Stock	0.1
Investment Companies	0.1
Purchased Put Options	0.0	*
Cash Equivalent, Net Other
Assets & Liabilities	5.0

* Rounds to less than 0.1%

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia Large Cap Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 09/30/08

–21.73%

Class A shares (without sales charge)

–20.88%

Russell 1000 Growth Index

Morningstar Style Box

The Morningstar Style Box reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 08/31/08.

Summary

■  For the 12-month period that ended September 30, 2008, the fund's Class A shares returned negative 21.73% without sales charge.

■  The fund trailed its benchmark, the Russell 1000 Growth Index,1 while it held up better than the average of its peer group, the Lipper Large-Cap Growth Funds Classification.2

■  Stock selection, particularly in the technology and financial sectors, contributed to underperformance, while biotechnology and industrial stocks made positive contributions to the fund's relative returns.

Portfolio Management

Paul J. Berlinguet has co-managed the fund since October 2003 and has been with the advisor or its predecessors or affiliate organizations since 2003.

Roger R. Sullivan has co-managed the fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since 1994.

John T. Wilson has co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since 1996.

1The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Large Cap Growth Fund

Growth of a $10,000 investment 10/01/98 – 09/30/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 10/01/98 – 09/30/08 ($)

Sales charge	without	with
Class A	12,412	11,697
Class B	11,529	11,529
Class C	11,535	11,535
Class E	12,384	11,825
Class F	11,523	11,523
Class T	12,291	11,583
Class Z	12,743	n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.03
Class B	1.78
Class C	1.78
Class E	1.13
Class F	1.78
Class T	1.08
Class Z	0.78

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Average annual total return as of 09/30/08 (%)

Share class	A		B		C		E		F		T		Z
Inception	11/01/98		11/01/98		11/18/02		09/22/06		09/22/06		12/14/90		12/14/90
Sales charge	without	with	without	with	without	with	without	with	without	with	without	with	without
1-year	–21.73	–26.22	–22.31	–25.92	–22.33	–23.05	–21.82	–25.34	–22.31	–25.93	–21.76	–26.26	–21.55
5-year	3.96	2.74	3.19	2.83	3.17	3.17	3.92	2.96	3.18	2.82	3.91	2.68	4.22
10-year	2.18	1.58	1.43	1.43	1.44	1.44	2.16	1.69	1.43	1.43	2.08	1.48	2.45

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares, 4.50% for Class E shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B and Class F shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns for Class E and Class F shares include the returns of Class A shares (for Class E shares) and Class B shares (for Class F shares) of the fund for periods prior to September 22, 2006, the date on which Class E and Class F shares were initially offered by the fund. The returns for Class A and Class B shares include the returns of Prime A shares (for Class A shares) and Prime B shares (for Class B shares) of the Galaxy Equity Growth Fund for periods prior to November 18, 2002, the date on which Class A and Class B shares were initially offered by the fund. The returns shown for Class A and Class B shares also include the returns of Retail A shares of the Galaxy Equity Growth Fund (adjusted, as necessary, to reflect the sales charges applicable to Class A shares and Class B shares, respectively) for periods prior to the date of inception of Prime A and Prime B shares (November 1, 1998). Class E and Class F shares generally would have had substantially similar returns to Class A and Class B shares, respectively. Class A and Class B shares generally would have had substantially similar returns to Prime A shares, Prime B shares and Retail A shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Prime A shares, Prime B shares, respectively, or Retail A shares. The returns shown for Class C shares include the returns of Prime B shares of the Galaxy Equity Growth Fund (adjusted to reflect the sales charge applicable to Class C shares) for periods prior to November 18, 2002, the date on which Class C shares were initially offered by the fund. The returns shown for Class C shares also include the returns of Retail A shares of the Galaxy Equity Growth Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the date of inception of Prime B shares (November 1, 1998). Class C shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A shares and Prime B shares. The returns for Class T shares include the returns of Retail A shares of the Galaxy Equity Growth Fund for periods prior to November 18, 2002, the date on which Class T shares were initially offered by the fund. Retail A shares were initially offered on December 14, 1990. The returns for Class Z shares include returns of Trust shares of the Galaxy Equity Growth Fund for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the fund. Trust shares of the Galaxy Equity Growth Fund were initially offered on December 14, 1990.

Understanding Your Expenses – Columbia Large Cap Growth Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

04/01/08 – 09/30/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	882.30	1,019.90	4.80	5.15	1.02
Class B	1,000.00	1,000.00	879.40	1,016.15	8.32	8.92	1.77
Class C	1,000.00	1,000.00	879.00	1,016.15	8.31	8.92	1.77
Class E	1,000.00	1,000.00	882.10	1,019.40	5.27	5.65	1.12
Class F	1,000.00	1,000.00	879.30	1,016.15	8.32	8.92	1.77
Class T	1,000.00	1,000.00	882.30	1,019.65	5.04	5.40	1.07
Class Z	1,000.00	1,000.00	883.50	1,021.15	3.63	3.89	0.77

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Large Cap Growth Fund

For the 12-month period that ended September 30, 2008, the fund's Class A shares returned negative 21.73% without sales charge. The fund's return was lower than that of its benchmark, the Russell 1000 Growth Index, which returned negative 20.88%, but it held up better than the average return of its peer group, the Lipper Large Cap Growth Funds Classification, which was negative 22.95%. While the fund's return was negative, we continued to keep it diversified across sectors while maintaining a balance between defensive stocks, such as health care, and cyclical stocks, including industrial and energy.

Technology and financial stocks among biggest detractors

Stock selection within technology, the largest sector in the Russell index and the fund, detracted from the fund's performance, largely because of expectations that spending on technology by businesses and consumers will fall given the weakening economy. Two of the biggest detractors were Apple, Inc. and Cisco Systems, Inc. Apple had held up well until earlier this year as people continued to buy its computers, iPhones and iPod music players. However, concerns about declining consumer spending began to take their toll on the stock late in the period. Prospects for a weak economy also translated into lower expectations for corporate spending on information technology, including the communications equipment that Cisco makes.

Another area of weakness was financial services. Two of the weakest stocks were Goldman Sachs Group, Inc. and Lazard Ltd. Both companies are active in the mergers and acquisition market, which has all but dried up over the past several months. We sold Lazard during the period, but we kept a modest position in Goldman. Another underperformer was American Express Co. In spite of growing weakness in the consumer sector, we had expected that this company, which caters to the higher end of that market, would hold up better than it did. We sold the stock during the period.

Biotechnology and industrial stocks made positive contributions

Several stocks made positive contributions to the fund's relative returns, including certain biotechnology and industrial companies. In biotechnology, Amgen, Inc. was one of the top contributors, particularly after it reported positive news from a study of a drug to treat osteoporosis. Genentech, Inc. was another good performer in the biotechnology sector. Its stock rose sharply when a major pharmaceutical company that already owns part of Genentech announced plans to acquire the rest of the firm. Also, Express Scripts, Inc., a pharmacy benefit manager, performed well. The company primarily uses generic drugs, which are quite profitable, to fill many of its prescriptions.

Stock selection also helped in the industrials area. There, two of the biggest contributors were Suntech Power Holdings Co., Ltd. and First Solar, Inc. Demand for solar power has been growing, but the technology remains expensive. However, companies such as First Solar have figured out ways to eliminate some steps in the manufacturing process, which has meant lower costs and prices. We sold Suntech before the end of the period.

Finally, even in the face of slowing consumer spending, a number of consumer stocks did well. Retailer Wal-Mart Stores, Inc. benefited from consumer demand for low-priced items. McDonald's Corp., the fast-food restaurant chain, attracted diners by offering good value. Also, H.J. Heinz Co., which is best known for its ketchup, has gained competitively with successful product and packaging strategies.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 09/30/08 ($)

Class A	19.57
Class B	18.15
Class C	18.16
Class E	19.53
Class F	18.14
Class T	19.42
Class Z	20.02

Distributions declared per share

10/01/07 – 09/30/08 ($)

Class A	1.81
Class B	1.81
Class C	1.81
Class E	1.81
Class F	1.81
Class T	1.81
Class Z	1.86

Portfolio Managers' Report (continued) – Columbia Large Cap Growth Fund

Top 5 sectors

as of 09/30/08 (%)

Information Technology	30.6
Heath Care	15.5
Consumer Staples	13.8
Industrials	12.7
Energy	9.6

Sector breakdown is calculated as a percentage of total investments excluding short-term investments.

Top 10 holdings

as of 09/30/08 (%)

Microsoft Corp.	3.2
QUALCOMM, Inc.	2.8
International Business
Machines Corp.	2.3
Wal-Mart Stores, Inc.	2.3
Cisco Systems, Inc.	2.2
Oracle Corp.	2.1
Johnson & Johnson	2.1
Hewlett-Packard Co.	2.1
Google, Inc.	1.9
PepsiCo, Inc.	1.8

Holdings discussed in this report

as of 09/30/08 (%)

Apple, Inc.	1.6
Cisco Systems, Inc.	2.2
Goldman Sachs Group, Inc.	0.7
Amgen, Inc.	0.5
Genentech, Inc.	0.7
Express Scripts, Inc.	0.6
First Solar, Inc.	0.3
Wal-Mart Stores Inc.	2.3
McDonald's Corp.	0.9
H.J. Heinz Co.	0.7

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Looking ahead

We plan to continue to look for profitable companies with low debt, regardless of what is happening in the markets. We believe that this approach is especially attractive in the current environment, because companies that rely on borrowing to run their businesses may continue to struggle until the credit markets improve. We target high-growth companies that have strong cash flow to help fund growth by spending on research and development, new products and marketing—all of which could help them gain market share. As a result, we believe that the companies in the portfolio have the potential to come out of this difficult period in a stronger and more competitive position.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Fund Profile – Columbia Disciplined Value Fund

Summary

■  For the 12-month period that ended September 30, 2008, the fund's Class A shares returned negative 26.09% without sales charge.

■  The fund's return was lower than that of its benchmark, the Russell 1000 Value Index,1 and the average return of its peer group, the Lipper Large Cap Value Funds Classification.2

■  Energy, telecommunications and materials holdings were among the main detractors from the fund's return.

Portfolio Management

Vikram J. Kuriyan, PhD, has managed or co-managed the fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since 2000.

1The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 09/30/08

–26.09%

Class A shares (without sales charge)

–23.56%

Russell 1000 Value Index

Morningstar Style Box

The Morningstar Style Box reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 08/31/08.

Performance Information – Columbia Disciplined Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.26
Class B	2.01
Class C	2.01
Class T	1.31
Class Z	1.01

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 10/01/98 – 09/30/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Disciplined Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 10/01/98 – 09/30/08 ($)

Sales charge	without	with
Class A	14,992	14,127
Class B	13,886	13,886
Class C	13,854	13,854
Class T	14,923	14,063
Class Z	15,449	n/a

Average annual total return as of 09/30/08 (%)

Share class	A		B		C		T		Z
Inception	11/25/02		11/25/02		11/25/02		09/01/88		09/01/88
Sales charge	without	with	without	with	without	with	without	with	without
1-year	–26.09	–30.36	–26.59	–29.79	–26.64	–27.28	–26.18	–30.44	–25.92
5-year	6.35	5.10	5.56	5.26	5.55	5.55	6.29	5.04	6.61
10-year	4.13	3.52	3.34	3.34	3.31	3.31	4.08	3.47	4.45

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of the Retail A shares (for Class A shares) and Retail B shares (for Class B and Class C shares) of the Galaxy Equity Value Fund for periods prior to November 25, 2002, the date on which Class A, Class B and Class C shares were initially offered by the Fund. The returns shown for Class B and Class C shares also include the performance of Retail A shares of the Galaxy Equity Value Fund for periods prior to the inception of Retail B shares (March 4, 1996). Class B and Class C shares generally would have had substantially similar returns to Retail A or Retail B shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class B and Class C shares exceed expenses paid by Retail A shares. The returns have not been restated to reflect any differences in expenses, such as distribution and service (Rule 12b-1) fees between any of the predecessor shares and the newer classes of shares. The returns for Class T shares include the returns of Retail A shares of the Galaxy Equity Value Fund for periods prior to November 25, 2002, the date on which Class T shares were initially offered by the Fund. Retail A shares were initially offered on September 1, 1988. The returns for Class Z shares include returns of Trust shares of the Galaxy Equity Value Fund for periods prior to November 25, 2002, the date on which Class Z shares were initially offered by the Fund. Trust shares of the Galaxy Equity Value Fund were initially offered on September 1, 1988.

Understanding Your Expenses – Columbia Disciplined Value Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

04/01/08 – 09/30/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	894.10	1,018.40	6.25	6.66	1.32
Class B	1,000.00	1,000.00	890.90	1,014.65	9.79	10.43	2.07
Class C	1,000.00	1,000.00	890.60	1,014.65	9.78	10.43	2.07
Class T	1,000.00	1,000.00	893.90	1,018.15	6.49	6.91	1.37
Class Z	1,000.00	1,000.00	895.50	1,019.65	5.07	5.40	1.07

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Disciplined Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 09/30/08 ($)

Class A	10.53
Class B	9.92
Class C	9.89
Class T	10.53
Class Z	10.80

Distribution declared per share

10/01/07 – 09/30/08 ($)

Class A	2.00
Class B	1.90
Class C	1.90
Class T	1.99
Class Z	2.03

For the 12-month period that ended September 30, 2008, the fund's Class A shares returned negative 26.09% without sales charge. The fund fell behind both its benchmark, the Russell 1000 Value Index, which returned negative 23.56%,1 and the negative 23.80% average return of the Lipper Large Cap Value Funds Classification.2 In one of the most difficult periods for investors in recent memory, stock prices spiraled downward as a global economic slowdown, a stalled credit market and uncertainty about the extent of government measures to improve the situation weighed on investors. This environment provided little refuge for the fund or the index. Additional headwinds from holdings in the energy, telecommunications and materials sectors resulted in the fund's shortfall against its benchmark and peer group.

Rising costs, slowing demand hit key sectors

Among energy names, an emphasis on Valero Energy Corp. hurt performance as the refining company's profit margins were pressured by higher crude oil prices. In the telecommunications sector, a significant position in Sprint Nextel Corp. was detrimental to the fund's return as the popular iPhone gained market share, eating into Sprint's subscriber growth. We subsequently moved out of the position. Late in the period, several materials holdings also saw sharp declines due to growing concerns about the negative effects that the global economic slowdown may have on demand for material goods. Among these were glass container maker Owens-Illinois, Inc. and mining company Freeport-McMoRan Copper & Gold, Inc. Another key detractor from returns was computer hard-drive maker Seagate Technology which saw its shares decline sharply as investors worried over an inventory build-up in the sector that caused pricing competition to increase just as demand from personal computer manufacturers slowed.

Positioning in financials and consumer stocks boosts performance

The best performing sectors in the fund's portfolio were financials and consumer discretionary. An underweight position relative to the index in a number of the period's poorest performing financial stocks helped boost relative returns. Among these, zero or very light exposure to Lehman Brothers Holdings, Inc., Wachovia Corp., American International Group, Inc. and some other troubled financial names was beneficial. We sold Lehman before the end of the period. An overweight position in Wells Fargo & Co. also proved helpful to relative results as the nation's third largest bank pursued acquisitions of faltering competitors. Among consumer staples names that bolstered returns were consumer products maker Procter & Gamble Co., which has been able to pass through rising materials costs to consumers. Drugstore CVS Caremark Corp. made a successful takeover bid for West Coast drugstore operator Longs Drug Stores Corp. In the consumer discretionary sector, McDonald's Corp. was a top performer as consumer demand for low-cost dining options increased.

1The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Manager's Report (continued) – Columbia Disciplined Value Fund

Positioned for a change in market leadership

A rocky economic environment and ongoing credit crisis continue to provide a stumbling block for value investors, and particularly for those with a patient buy-and-hold approach. But, as economic shifts take place, we believe that market leadership could shift and financial quality will prove a substantial benefit once more. We believe that the fund's strategy of buying higher quality, more attractively valued companies within each economic sector has the potential to produce rewarding returns in such an environment and over longer periods of time.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small- and mid-cap stocks may present special risks. They tend to be more volatile and may be less liquid than the stocks of larger companies. Small-cap stocks often have narrower markets, limited financial resources and tend to be more thinly traded than stocks of larger companies.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. The market value of a portfolio security may not meet the manager's future value assessment of such security, or may decline.

Top 5 sectors

as of 09/30/08 (%)

Financials	28.0
Energy	15.7
Health Care	11.8
Industrials	9.4
Consumer Staples	8.9

Sector breakdown is calculated as a percentage of total investments excluding short-term investments.

Top 10 holdings

as of 09/30/08 (%)

Exxon Mobil Corp.	7.9
Wells Fargo & Co.	4.6
JPMorgan Chase & Co.	4.5
Pfizer, Inc.	3.9
Amgen, Inc.	3.9
Chevron Corp.	3.8
Procter & Gamble Co.	3.3
AT&T, Inc.	2.9
Travelers Companies, Inc.	2.8
Altria Group, Inc.	2.7

Holdings discussed in this report

as of 09/30/08 (%)

Valero Energy Corp.	0.8
Owens-Illinois Inc.	0.4
Freeport-McMoRan
Copper & Gold, Inc.	1.0
Seagate Technology	1.8
Wachovia Corp.	0.0	*
American International
Group	0.1
Wells Fargo & Co.	4.6
Procter & Gamble Co.	3.3
CVS Caremark Corp.	0.3
McDonald's Corp.	0.7

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

* Rounds to less than 0.1%

Fund Profile – Columbia Contrarian Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 09/30/08

–15.35%

Class A shares (without sales charge)

–22.10%

Russell 1000 Index

Morningstar Style Box

The Morningstar Style Box reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 08/31/08.

Summary

■  For the 12-month period that ended September 30, 2008, the fund's Class A shares returned negative 15.35% without sales charge.

■  In a difficult environment for stocks overall, the fund held up significantly better than the Russell 1000 Index1 and the Lipper Multi-Cap Core Funds Classification.2

■  Stock selection in the health care, energy and technology sectors helped the fund minimize its losses.

Portfolio Management

Guy W. Pope has managed the fund since March 2005 and has been with the advisor or its predecessors or affiliate organizations since 1993.

On October 29, 2008, the Board of Trustees voted to change the name of the fund to Columbia Contrarian Core Fund, effective November 14, 2008.

1The Russell 1000 Index measures the performance of 1,000 of the largest US companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Contrarian Core Fund

Growth of a $10,000 investment 10/01/98 – 09/30/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Contrarian Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Russell 1000 Index measures the performance of 1,000 of the largest US companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 10/01/98 – 09/30/08 ($)

Sales charge	without	with
Class A	14,659	13,811
Class B	13,604	13,604
Class C	13,614	13,614
Class T	14,511	13,672
Class Z	14,985	n/a

Average annual total return as of 09/30/08 (%)

Share Class	A		B		C		T		Z
Inception	11/01/98		11/01/98		12/09/02		02/12/93		12/14/92
Sales charge	without	with	without	with	without	with	without	with	without
1-year	–15.35	–20.23	–15.96	–19.75	–15.95	–16.71	–15.37	–20.24	–15.11
5-year	6.78	5.53	5.97	5.65	5.98	5.98	6.70	5.45	7.02
10-year	3.90	3.28	3.13	3.13	3.13	3.13	3.79	3.18	4.13

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns for Class A and Class B shares include the returns of Prime A shares (for Class A shares) and Prime B shares (for Class B shares) of the Galaxy Growth & Income Fund for periods prior to December 9, 2002, the date on which Class A and Class B shares were initially offered by the fund. The returns shown for Class A shares and Class B shares also include the returns of Retail A shares of the Galaxy Growth & Income Fund (adjusted to reflect the sales charge applicable to Class A shares and Class B shares, respectively) for periods prior to the inception of Prime A and Prime B shares (November 1, 1998). Class A and Class B shares generally would have had substantially similar returns to Prime A and Prime B shares, respectively, and Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Prime A and Prime B shares, respectively, or Retail A shares. The returns shown for Class C shares include the returns of Prime B shares of the Galaxy Growth & Income Fund (adjusted to reflect the sales charge applicable to Class C shares) for periods prior to December 9, 2002, the date on which Class C shares were initially offered by the fund. The returns shown for Class C shares also include the returns of Retail A shares of the Galaxy Growth & Income Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the inception of Prime B shares (November 1, 1998). Class C shares generally would have had substantially similar returns to Retail A or Prime B shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A and Prime B shares. The returns for Class T shares include the returns of Retail A shares of the Galaxy Growth & Income Fund for periods prior to December 9, 2002, the date on which Class T shares were initially offered by the fund. Retail A shares were initially offered on February 12, 1993. The returns for Class Z shares include returns of Trust shares of the Galaxy Growth & Income Fund for periods prior to December 9, 2002, the date on which Class Z shares were initially offered by the fund, and returns of Trust shares of the Shawmut Fund (whose shares were initially offered on December 14, 1992), for periods prior to December 14, 1995.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.24
Class B	1.99
Class C	1.99
Class T	1.29
Class Z	0.99

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Understanding Your Expenses – Columbia Contrarian Core Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

04/01/08 – 09/30/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	904.90	1,019.30	5.43	5.76	1.14
Class B	1,000.00	1,000.00	901.30	1,015.55	8.98	9.52	1.89
Class C	1,000.00	1,000.00	902.10	1,015.55	8.99	9.52	1.89
Class T	1,000.00	1,000.00	905.00	1,019.05	5.67	6.01	1.19
Class Z	1,000.00	1,000.00	906.90	1,020.55	4.24	4.50	0.89

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Contrarian Core Fund

For the 12-month period that ended September 30, 2008, Class A shares of the fund returned negative 15.35% without sales charge. The fund's benchmark, the Russell 1000 Index,1 returned negative 22.10% and the average return of its peer group, the Lipper Multi-Cap Core Funds Classification, was negative 22.79% for the same period.2 Although returns were disappointing on an absolute basis, the fund's contrarian stock selection enabled it to avoid some of the market's biggest problem areas during the period and helped it stem losses in a very difficult environment.

Contrarian style aids performance in rocky market

The financial markets were rocked by a credit and liquidity crisis whose scope was magnified as the year went by, and overall economic growth slowed dramatically as a consequence. Although hard evidence that the economy had entered a recession was yet to be confirmed as the reporting period ended in September, the freeze-up in lending left little doubt as to the severity of the crisis.

The fund's contrarian investment style helped mitigate losses in this difficult environment. This phenomenon was best evidenced within financial stocks, where the fund was able to avoid companies with overly leveraged balance sheets and, in fact, came out ahead on its investment in Berkshire Hathaway, Inc., which advanced over 10%. The disruptive capital-markets environment actually helped Berkshire in the sense that investors were encouraged by the likelihood that company chairman Warren Buffett would find an increasing number of opportunities with which to deploy the firm's capital. JPMorgan Chase & Co. also rose slightly for the period. Although not immune from the difficulties of the banking sector, JPMorgan is one of the industry's stronger participants and made several acquisitions, notably those of Bear Stearns and Washington Mutual, that could enhance the franchise in the intermediate to long term.

Within the health care sector, Amgen, Inc. was buoyed by a positive reception of its osteoporosis drug Denosumab, while Covidien Ltd. continued to surprise investors with its earnings momentum, justifying the fund's decision to buy at favorable prices following the company's spinoff from its parent company in 2007. Among energy stocks, the fund's investments in Apache Corp. and Devon Energy Corp. benefited from the higher oil prices that prevailed until the summer of 2008. Other winners included NIKE, Inc. and Avon Products, Inc., both of which enjoyed improvements in their competitive positions and in their international operations.

Disappointments scattered across sectors

There were a few notable disappointments for the fund during the period: the first was American Express Co., which was hit by a reduction in consumer spending, higher credit costs and higher funding costs. Although the company retains a valuable franchise, these operational hurdles led us to reduce our position in the stock during the course of the year. General Electric Co. was another disappointment. The company faced the dual hurdles of a cyclical slowdown in its industrial business and exposure to the credit crisis via its GE Finance subsidiary. Nokia also underperformed, the result of a slowdown in the handset market and loss of market share in the smart phone business.

1The Russell 1000 Index measures the performance of 1,000 of the largest US companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 09/30/08 ($)

Class A	11.89
Class B	11.14
Class C	11.15
Class T	11.80
Class Z	11.97

Distributions declared per share

10/01/07 – 09/30/08 ($)

Class A	1.52
Class B	1.47
Class C	1.47
Class T	1.51
Class Z	1.56

Portfolio Manager's Report (continued) – Columbia Contrarian Core Fund

Top 5 sectors

as of 09/30/08 (%)

Financials	16.7
Health Care	16.2
Information Technology	15.7
Energy	13.4
Industrials	11.6

Sector breakdown is calculated as a percentage of total investments excluding short-term investments.

Top 10 holdings

as of 09/30/08 (%)

Microsoft Corp.	4.3
Hewlett Packard Co.	3.4
JPMorgan Chase & Co.	3.3
ConocoPhillips	3.1
Abbott Laboratories	3.1
Philip Morris International, Inc.	3.0
General Electric Co.	2.5
Google, Inc.	2.5
Johnson & Johnson	2.2
Tyco International Ltd.	2.2

Holdings discussed in this report

as of 09/30/08 (%)

Berkshire Hathaway, Inc.	1.8
JPMorgan Chase & Co.	3.3
Amgen, Inc.	1.4
Covidien Ltd.	1.5
Apache Corp.	2.0
Devon Energy Corp.	2.0
NIKE, Inc.	2.1
Avon Products, Inc.	1.2
American Express Co.	0.4
General Electric Co.	2.5
Nokia Oyj	1.1

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Looking ahead

We anticipate a difficult environment for corporate earnings in the year ahead. We believe that a coordinated governmental response will be required to alleviate distress in the capital markets, and we plan to monitor that response with great interest. As our confidence in the market's foundation returns, we anticipate significant opportunities to apply our contrarian philosophy now that prices have come down so broadly. Market declines of this magnitude are often undiscriminating, and we look forward to identifying companies whose share prices have retreated but which also have the capacity to grow earnings into the potentially strong headwinds of the coming year.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Fund Profile – Columbia Small Cap Core Fund

Summary

■  For the 12-month period that ended September 30, 2008, the fund's Class A shares returned negative 12.86% without sales charge.

■  In a difficult environment for stocks, overall, the fund held up better than its benchmark, the Russell 2000 Index, as well as the S&P SmallCap 600 Composite Index,1 and the average of its peer group, the Lipper Small-Cap Core Funds Classification.2

■  An underweight in financials and timely sales of energy holdings helped the fund, while some technology and industrial stocks held back performance.

Portfolio Management

Peter Larson is the lead manager for Columbia Small Cap Fund. He has managed the fund since 1992 and has been with the advisor or its predecessors or affiliate organizations since 1963.

Richard D'Auteuil has co-managed the fund since September 2005 and has been with the advisor or its predecessors or affiliate organizations since 1993.

Allyn Seymour, Jr. has co-managed the fund since September 2005 and has been with the advisor or its predecessors or affiliate organizations since 1993.

1The Standard & Poor's (S&P) SmallCap 600 Composite Index tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest US companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 09/30/08

–12.86%

Class A shares (without sales charge)

–14.48%

Russell 2000 Index

–13.82%

S&P SmallCap 600 Composite Index

Morningstar Style Box

The Morningstar Style Box reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 08/31/08.

Performance Information – Columbia Small Cap Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.26
Class B	2.01
Class C	2.01
Class T	1.31
Class Z	1.01

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 10/01/98 – 09/30/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization. The Standard & Poor's (S&P) SmallCap 600 Composite Index tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 10/01/98 – 09/30/08 ($)

Sales charge	without	with
Class A	28,061	26,439
Class B	25,982	25,982
Class C	26,012	26,012
Class T	27,668	26,068
Class Z	28,729	N/A

Average annual total return as of 09/30/08 (%)

Share class	A		B		C		T		Z
Inception	11/01/98		11/01/98		11/18/02		02/12/93		12/14/92
Sales charge	without	with	without	with	without	with	without	with	without
1-year	–12.86	–17.87	–13.53	–16.99	–13.46	–14.15	–12.90	–17.93	–12.60
5-year	8.35	7.08	7.55	7.29	7.55	7.55	8.29	7.02	8.63
10-year	10.87	10.21	10.02	10.02	10.03	10.03	10.71	10.06	11.13

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

On October 7, 2005, Columbia Small Cap Fund was renamed Columbia Small Cap Core Fund. Prior to November 18, 2002, the fund was named Galaxy Small Cap Value Fund, and offered Retail A, Retail B, Trust, Prime A and Prime B share classes. On that day, the fund changed its name to Liberty Small Cap Fund and began offering Class A, B, C, T and Z shares. The returns for Class A and B shares include returns of Prime A shares and Retail A shares (for Class A shares) and Prime B shares and Retail A shares (for Class B shares) of the former Galaxy Small Cap Value Fund for periods prior to the inception of Class A and Class B shares. Class C share performance information includes returns of Retail A shares of the former Galaxy Small Cap Value Fund for periods prior to the inception of Class C shares. The returns for Class T shares include the returns of Retail A shares of the Galaxy Small Cap Value Fund for periods prior to November 18, 2002. Retail A shares were initially offered on February 12, 1993. The returns for Class Z shares include the returns of Trust shares of the Galaxy Small Cap Value Fund, for periods prior to November 18, 2002. Total returns are not restated to reflect any expense differential such as distribution and service (Rule 12b-1) fees between any of the share classes. Had the expense differential been reflected, the returns for the periods prior to the inception of Class A, Class B and Class C shares would have been lower.

Understanding Your Expenses – Columbia Small Cap Core Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

04/01/08 – 09/30/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	990.20	1,018.75	6.22	6.31	1.25
Class B	1,000.00	1,000.00	986.30	1,015.00	9.93	10.08	2.00
Class C	1,000.00	1,000.00	985.60	1,015.00	9.93	10.08	2.00
Class T	1,000.00	1,000.00	989.40	1,018.50	6.47	6.56	1.30
Class Z	1,000.00	1,000.00	990.40	1,020.00	4.98	5.05	1.00

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Small Cap Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 09/30/08 ($)

Class A	14.14
Class B	12.97
Class C	12.99
Class T	13.94
Class Z	14.42

Distributions declared per share

10/01/07 – 09/30/08 ($)

Class A	3.67
Class B	3.64
Class C	3.64
Class T	3.66
Class Z	3.72

For the 12-month period that ended September 30, 2008, the fund's Class A shares returned negative 12.86% without sales charge. The fund's benchmarks, the S&P SmallCap 600 Composite Index and the Russell 2000 Index, returned negative 13.82% and negative 14.48%, respectively, for the same period.1 The average return of the fund's peer group, the Lipper Small-Cap Core Funds Classification, was negative 18.73%.2 The fund held up better than its benchmarks and Lipper peers, largely because it had substantially less exposure to financial services companies.

Lower exposure to financials aided performance

With financial stocks falling sharply because of a meltdown in the subprime mortgage market, which triggered a broader credit crisis, the fund's exposure to these companies was about half that of the Russell 2000 Index. While financial stocks performed well in the final three months of the period, the fund was still better off not having as much exposure to the sector for the entire 12-month period.

The fund also benefited from a well-timed shift in its energy holdings. When the price of oil was between $120 and $140 a barrel, the portfolio's energy holdings were reduced. After the price of oil peaked at $147 a barrel, then began to fall, the shift helped the fund. For example, Whiting Petroleum Corp., which had been a positive contributor to the fund, was sold out of the portfolio at about $107 per share; by the end of September, the stock was selling for about $71 per share.

The fund also benefited from news of mergers involving several companies in the portfolio. For example, Darwin Professional Underwriters, Inc., an insurance company; Excel Technologies, Inc., a manufacturer of laser systems and electro-optical components; Hilb Rogal & Hobbs Co., an insurance broker; and Datascope Corp., a medical device company, have either been merged into other companies or are in the process of being acquired at a premium.

A number of individual stocks also performed relatively well. One was Unifirst Corp., a uniform rental company that reported strong profits compared to its competition. Another was Buckle, Inc., a Nebraska-based retail clothing chain that has reported strong sales growth for many months in a row.

Information technology and industrial stocks disappointed

As a group, technology was the fund's weakest-performing sector during the period. One of the worst performers was Benchmark Electronics, Inc., a company that provides electronics manufacturing services. The company said revenue from some of its older programs declined before newer programs could make up for the shortfall. However,

1The Standard & Poor's (S&P) SmallCap 600 Composite Index tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The Russell 2000 Index measures the performance of the 2,000 smallest of 3,000 largest US companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Managers' Report (continued) – Columbia Small Cap Core Fund

Benchmark still has adequate cash on hand and its earnings have been decent. As a result, it is still in the portfolio. Also, a number of industrial stocks fared poorly. For example, Consolidated Graphics Inc., one of the industry's premier printing companies, lost ground. Printing is a cyclical business, subject to swings in the economy, and as such, the industry did not fare well in an environment of slower growth. The company is well managed, and we've added to our position because we believe that it has potential for the longer term.

Looking ahead—and staying with our strategy

In spite of the market turmoil of the past 12 months, our fundamental strategy has not changed. We plan to continue to look for stocks that we think are cheap relative to their earnings power. If a stock declines and we still like the company, we're more inclined to add to the position than to sell it. The fund's portfolio turnover is low. Yet, we are cautiously looking to take advantage of new opportunities that are the result of the stock-market selloff.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Top 5 equity sectors

as of 09/30/08 (%)

Information Technology	22.9
Industrials	22.1
Health Care	17.6
Consumer Discretionary	13.0
Financials	10.6

Sector breakdown is calculated as a percentage of total investments excluding short-term investments.

Top 10 holdings

as of 09/30/08 (%)

Res-Care, Inc.	2.0
Benchmark Electronics, Inc.	1.9
NCI Building Systems, Inc.	1.6
Unifirst Corp.	1.4
EMCOR Group, Inc.	1.2
Kforce, Inc.	1.2
Invacare Corp.	1.1
Moog, Inc.	1.1
Sensient Technologies Corp.	1.0
H.B. Fuller Co.	1.0

Holdings discussed in this report

as of 09/30/08 (%)

Darwin Professional Underwriters Inc.	0.5
Hilb Rogal & Hobbs	0.1
Datascope Corp.	0.9
Unifirst Corp.	1.4
Buckle, Inc.	0.4
Benchmark Electronics, Inc.	1.9
Consolidated Graphics, Inc.	0.5

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Investment Portfolio – Columbia Asset Allocation Fund

September 30, 2008

Common Stocks – 57.6%
	Shares	Value ($)
Consumer Discretionary – 5.3%
Auto Components – 0.1%
BorgWarner, Inc.	2,820	92,411
Denso Corp.	3,100	76,136
Gentex Corp.	2,400	34,320
Johnson Controls, Inc.	3,000	90,990
Modine Manufacturing Co.	670	9,702
WABCO Holdings, Inc.	982	34,900
Auto Components Total		338,459
Automobiles – 0.2%
Dongfeng Motor Group Co., Ltd., Class H	434,000	160,416
Ford Motor Co. (a)	6,626	34,455
Honda Motor Co., Ltd.	4,000	118,802
Toyota Motor Corp.	2,800	118,880
Automobiles Total		432,553
Distributors – 0.1%
Inchcape PLC	42,732	144,663
LKQ Corp. (a)	4,458	75,652
Distributors Total		220,315
Diversified Consumer Services – 0.3%
Apollo Group, Inc., Class A (a)	5,080	301,244
Benesse Corp.	5,200	212,252
Capella Education Co. (a)	834	35,745
DeVry, Inc.	1,359	67,325
ITT Educational Services, Inc. (a)	780	63,110
Regis Corp.	520	14,300
Sotheby's	720	14,443
Diversified Consumer Services Total		708,419
Hotels, Restaurants & Leisure – 1.0%
Bally Technologies, Inc. (a)	760	23,013
Benihana, Inc., Class A (a)	2,052	9,439
Bob Evans Farms, Inc.	690	18,830
Carnival Corp.	21,800	770,630
CEC Entertainment, Inc. (a)	560	18,592
Darden Restaurants, Inc.	1,810	51,820
Kangwon Land, Inc.	7,200	87,203
Landry's Restaurants, Inc.	920	14,306
McDonald's Corp.	15,720	969,924
O'Charleys, Inc.	930	8,138
Paddy Power PLC	9,921	172,700
Panera Bread Co., Class A (a)	657	33,441
Penn National Gaming, Inc. (a)	1,400	37,198
Red Robin Gourmet Burgers, Inc. (a)	1,294	34,679
Royal Caribbean Cruises Ltd.	5,410	112,258
Starbucks Corp. (a)	3,820	56,803

	Shares	Value ($)
Starwood Hotels & Resorts Worldwide, Inc.	2,820	79,355
WMS Industries, Inc. (a)	3,089	94,431
Yum! Brands, Inc.	2,210	72,068
Hotels, Restaurants & Leisure Total		2,664,828
Household Durables – 0.2%
American Greetings Corp., Class A	1,870	28,592
Cavco Industries, Inc. (a)	402	14,532
CSS Industries, Inc.	510	13,128
Ethan Allen Interiors, Inc.	370	10,367
Furniture Brands International, Inc.	900	9,468
JM AB	15,500	126,745
Matsushita Electric Industrial Co., Ltd.	16,000	277,681
Tempur-Pedic International, Inc.	2,251	26,472
Universal Electronics, Inc. (a)	437	10,916
Household Durables Total		517,901
Internet & Catalog Retail – 0.0%
NetFlix, Inc. (a)	1,187	36,655
NutriSystem, Inc.	550	9,746
Internet & Catalog Retail Total		46,401
Leisure Equipment & Products – 0.1%
Brunswick Corp.	1,610	20,592
Hasbro, Inc.	1,900	65,968
Mattel, Inc.	1,720	31,029
Nikon Corp.	4,000	95,082
Leisure Equipment & Products Total		212,671
Media – 0.7%
Comcast Corp., Class A	26,000	510,380
DIRECTV Group, Inc. (a)	15,900	416,103
Liberty Media Corp. (a)	3,800	94,886
Marvel Entertainment, Inc. (a)	1,487	50,766
McGraw-Hill Companies, Inc.	6,970	220,322
Regal Entertainment Group, Class A	3,000	47,340
Vivendi	11,626	363,813
Media Total		1,703,610
Multiline Retail – 0.7%
Kohl's Corp. (a)	21,920	1,010,074
Macy's, Inc.	30,396	546,520
Nordstrom, Inc.	1,410	40,636
Saks, Inc. (a)	9,893	91,510
Multiline Retail Total		1,688,740
Specialty Retail – 1.2%
Advance Auto Parts, Inc.	1,290	51,161
America's Car-Mart, Inc. (a)	1,235	22,959

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2008

Common Stocks (continued)
	Shares	Value ($)
Best Buy Co., Inc.	8,600	322,500
Chico's FAS, Inc. (a)	4,070	22,263
Citi Trends, Inc. (a)	1,195	19,467
Dick's Sporting Goods, Inc. (a)	10,600	207,548
Foot Locker, Inc.	887	14,334
GameStop Corp., Class A (a)	890	30,447
Guess ?, Inc.	810	28,180
J Crew Group, Inc. (a)	1,503	42,941
Lowe's Companies, Inc.	37,000	876,530
MarineMax, Inc. (a)	1,213	8,770
Monro Muffler Brake, Inc.	1,290	29,747
OfficeMax, Inc.	1,620	14,402
Rent-A-Center, Inc. (a)	1,479	32,952
Ross Stores, Inc.	1,240	45,644
Sherwin-Williams Co.	780	44,585
Shoe Carnival, Inc. (a)	148	2,424
Staples, Inc.	28,400	639,000
Tiffany & Co.	800	28,416
TJX Companies, Inc.	2,420	73,858
Tractor Supply Co. (a)	760	31,958
Urban Outfitters, Inc. (a)	13,310	424,190
Zale Corp. (a)	620	15,500
Specialty Retail Total		3,029,776
Textiles, Apparel & Luxury Goods – 0.7%
Deckers Outdoor Corp. (a)	560	58,284
Fossil, Inc. (a)	1,057	29,839
Hampshire Group Ltd. (a)	765	5,661
Lululemon Athletica, Inc. (a)	1,560	35,927
Movado Group, Inc.	820	18,327
NIKE, Inc., Class B	4,300	287,670
Phillips-Van Heusen Corp.	2,533	96,026
Polo Ralph Lauren Corp.	7,431	495,202
V.F. Corp.	10,300	796,293
Warnaco Group, Inc. (a)	796	36,051
Wolverine World Wide, Inc.	780	20,639
Textiles, Apparel & Luxury Goods Total		1,879,919
Consumer Discretionary Total		13,443,592
Consumer Staples – 6.4%
Beverages – 1.2%
Anheuser-Busch Companies, Inc.	5,200	337,376
Central European Distribution Corp. (a)	681	30,924
Coca-Cola Co.	12,200	645,136
Diageo PLC, ADR	9,151	630,138
Fomento Economico Mexicano SAB de CV, ADR	7,556	288,186
Heineken NV	3,566	143,701

	Shares	Value ($)
MGP Ingredients, Inc.	2,026	5,754
Pepsi Bottling Group, Inc.	2,200	64,174
PepsiCo, Inc.	12,200	869,494
Beverages Total		3,014,883
Food & Staples Retailing – 1.5%
BJ's Wholesale Club, Inc. (a)	9,670	375,776
CVS Caremark Corp.	11,000	370,260
Kroger Co.	20,410	560,867
Longs Drug Stores Corp.	329	24,886
Ruddick Corp.	630	20,444
Seven & I Holdings Co., Ltd.	12,500	359,779
Spartan Stores, Inc.	280	6,966
Sysco Corp.	15,600	480,948
Wal-Mart Stores, Inc.	25,700	1,539,173
Weis Markets, Inc.	1,000	36,010
Whole Foods Market, Inc.	790	15,824
Food & Staples Retailing Total		3,790,933
Food Products – 1.2%
Cadbury PLC, ADR	633	25,915
China Milk Products Group Ltd.	277,000	115,253
ConAgra Foods, Inc.	39,400	766,724
Dean Foods Co. (a)	4,300	100,448
Flowers Foods, Inc.	1,365	40,076
Fresh Del Monte Produce, Inc. (a)	1,183	26,263
General Mills, Inc.	4,200	288,624
H.J. Heinz Co.	8,150	407,255
Hershey Co.	1,100	43,494
J & J Snack Foods Corp.	467	15,836
Lancaster Colony Corp.	610	22,973
Lance, Inc.	917	20,807
Nestle SA, Registered Shares	7,460	322,660
Ralcorp Holdings, Inc. (a)	270	18,201
Sanderson Farms, Inc.	635	23,330
Smithfield Foods, Inc. (a)	10,275	163,167
Toyo Suisan Kaisha Ltd.	6,000	152,100
Tyson Foods, Inc., Class A	20,100	239,994
Unilever PLC	4,867	132,120
Food Products Total		2,925,240
Household Products – 0.8%
Clorox Co.	1,360	85,258
Kimberly-Clark Corp.	5,100	330,684
Procter & Gamble Co.	24,600	1,714,374
Household Products Total		2,130,316
Personal Products – 0.7%
Avon Products, Inc.	35,216	1,463,929
Chattem, Inc. (a)	271	21,187
Estee Lauder Companies, Inc., Class A	875	43,671

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2008

Common Stocks (continued)
	Shares	Value ($)
NBTY, Inc. (a)	640	18,893
Shiseido Co., Ltd.	9,000	201,585
Unicharm Corp.	2,200	168,758
Personal Products Total		1,918,023
Tobacco – 1.0%
British American Tobacco PLC	5,642	184,354
Japan Tobacco, Inc.	21	79,062
Lorillard, Inc.	12,245	871,232
Philip Morris International, Inc.	27,226	1,309,570
Tobacco Total		2,444,218
Consumer Staples Total		16,223,613
Energy – 6.5%
Energy Equipment & Services – 1.6%
Basic Energy Services, Inc. (a)	1,140	24,282
Cameron International Corp. (a)	1,490	57,425
Complete Production Services, Inc. (a)	2,362	47,547
Core Laboratories N.V.	390	39,515
Diamond Offshore Drilling, Inc.	890	91,723
Dril-Quip, Inc. (a)	279	12,106
FMC Technologies, Inc. (a)	1,120	52,136
Halliburton Co.	21,704	702,993
IHS, Inc., Class A (a)	779	37,112
Key Energy Services, Inc. (a)	1,100	12,760
Nabors Industries Ltd. (a)	12,000	299,040
National-Oilwell Varco, Inc. (a)	1,120	56,258
Newpark Resources, Inc. (a)	1,074	7,840
Noble Corp.	5,042	221,344
Oil States International, Inc. (a)	271	9,580
Patterson-UTI Energy, Inc.	450	9,009
Pioneer Drilling Co. (a)	1,724	22,929
Rowan Companies, Inc.	975	29,786
Schlumberger Ltd.	10,900	851,181
Smith International, Inc.	4,200	246,288
T-3 Energy Services, Inc. (a)	670	24,870
Technip SA	2,523	141,733
TGC Industries, Inc. (a)	1,387	7,296
Tidewater, Inc.	1,140	63,110
Transocean, Inc. (a)	5,692	625,209
TriCo Marine Services, Inc. (a)	203	3,467
Weatherford International Ltd. (a)	14,000	351,960
Energy Equipment & Services Total		4,048,499
Oil, Gas & Consumable Fuels – 4.9%
Alpha Natural Resources, Inc. (a)	1,120	57,602
Arena Resources, Inc. (a)	840	32,634
Atlas America, Inc.	866	29,539

	Shares	Value ($)
Berry Petroleum Co., Class A	811	31,410
BG Group PLC	13,095	237,268
Bill Barrett Corp. (a)	712	22,862
BP PLC, ADR	8,153	409,036
Carrizo Oil & Gas, Inc. (a)	662	24,011
Centennial Coal Co., Ltd.	38,181	114,343
Chevron Corp.	10,300	849,544
Comstock Resources, Inc. (a)	1,280	64,064
Concho Resources, Inc. (a)	2,640	72,890
ConocoPhillips	14,138	1,035,608
CONSOL Energy, Inc.	880	40,383
Continental Resources, Inc. (a)	1,574	61,748
Denbury Resources, Inc. (a)	3,530	67,211
Devon Energy Corp.	6,000	547,200
El Paso Corp.	68,575	875,017
EXCO Resources, Inc. (a)	1,330	21,706
Exxon Mobil Corp.	30,975	2,405,518
Forest Oil Corp. (a)	1,050	52,080
Frontier Oil Corp.	2,690	49,550
Harvest Natural Resources, Inc. (a)	2,120	21,454
Hess Corp.	14,075	1,155,276
Holly Corp.	480	13,882
Newfield Exploration Co. (a)	8,350	267,117
Nordic American Tanker Shipping	385	12,343
Occidental Petroleum Corp.	15,100	1,063,795
Peabody Energy Corp.	600	27,000
Penn Virginia Corp.	621	33,186
PetroChina Co., Ltd., Class H	214,000	226,206
PetroHawk Energy Corp. (a)	2,120	45,856
Petroleo Brasileiro SA, ADR	11,308	496,987
Range Resources Corp.	790	33,867
Royal Dutch Shell PLC, Class B	8,146	231,098
Southwestern Energy Co. (a)	2,382	72,746
StatoilHydro ASA	10,100	240,775
Stone Energy Corp. (a)	561	23,747
Swift Energy Co. (a)	300	11,607
Total SA	3,022	182,320
Ultra Petroleum Corp. (a)	4,740	262,312
Valero Energy Corp.	16,200	490,860
Williams Companies, Inc.	2,100	49,665
Yanzhou Coal Mining Co., Ltd., Class H	136,000	142,097
Oil, Gas & Consumable Fuels Total		12,205,420
Energy Total		16,253,919

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2008

Common Stocks (continued)
	Shares	Value ($)
Financials – 10.5%
Capital Markets – 1.4%
Ameriprise Financial, Inc.	3,200	122,240
Credit Suisse Group AG, Registered Shares	3,437	163,640
Deutsche Bank AG, Registered Shares	4,164	296,259
Goldman Sachs Group, Inc. (b)	7,469	956,032
Greenhill & Co., Inc.	344	25,370
Invesco Ltd.	2,500	52,450
Janus Capital Group, Inc.	16,560	402,077
Jefferies Group, Inc.	1,800	40,320
Northern Trust Corp.	680	49,096
Piper Jaffray Companies, Inc. (a)	590	25,518
State Street Corp.	12,317	700,591
Stifel Financial Corp. (a)	457	22,804
T Rowe Price Group, Inc.	1,320	70,897
TD Ameritrade Holding Corp. (a)	14,100	228,420
Waddell & Reed Financial, Inc., Class A	16,898	418,225
Capital Markets Total		3,573,939
Commercial Banks – 4.1%
Australia & New Zealand Banking Group Ltd.	9,316	144,048
BancFirst Corp.	486	23,488
Banco Bilbao Vizcaya Argentaria SA	25,804	418,311
Banco Santander SA	35,105	531,404
BancTrust Financial Group, Inc.	1,578	20,703
Bank of Granite Corp.	1,759	4,098
Bank of Hawaii Corp.	1,900	101,555
Barclays PLC	39,835	241,989
BNP Paribas	3,692	354,924
Bryn Mawr Bank Corp.	947	20,815
Capital Corp. of the West	1,566	6,201
Capitol Bancorp Ltd.	1,175	22,901
Chemical Financial Corp.	1,300	40,482
Citigroup, Inc.	61,952	1,270,636
City National Corp.	1,400	76,020
Columbia Banking System, Inc.	870	15,425
Comerica, Inc.	2,800	91,812
Community Trust Bancorp, Inc.	608	20,915
Cullen/Frost Bankers, Inc.	1,800	108,000
DBS Group Holdings Ltd.	17,000	200,992
First Citizens BancShares, Inc., Class A	213	38,127
First Financial Corp.	859	40,356
First Horizon National Corp.	1,451	13,577
First National Bank of Alaska (c)	9	16,110

	Shares	Value ($)
HSBC Holdings PLC (d)	24,809	401,778
Industrial & Commercial Bank of China, Class H	177,000	105,433
KeyCorp	2,800	33,432
Lloyds TSB Group PLC	40,127	166,919
Marshall & Ilsley Corp.	6,098	122,875
Mass Financial Corp., Class A (a)	1,750	7,875
Merchants Bancshares, Inc.	913	22,140
Mizuho Financial Group, Inc.	64	280,790
Northfield Bancorp, Inc. (a)	1,099	13,309
Northrim BanCorp, Inc.	1,027	16,843
Pinnacle Financial Partners, Inc. (a)	909	27,997
PNC Financial Services Group, Inc.	11,146	832,606
Royal Bank of Scotland Group PLC	16,753	55,495
Sterling Bancorp NY	1,430	20,678
Sumitomo Trust & Banking Co., Ltd.	17,000	112,780
SunTrust Banks, Inc.	13,600	611,864
SVB Financial Group (a)	1,500	86,880
Swedbank AB, Class A	9,400	123,926
Taylor Capital Group, Inc.	1,075	12,889
TCF Financial Corp.	8,696	156,528
U.S. Bancorp	34,339	1,236,891
Uniao de Bancos Brasileiros SA, GDR	1,070	107,984
United Overseas Bank Ltd.	9,000	106,603
Wells Fargo & Co.	40,966	1,537,454
West Coast Bancorp	1,280	18,765
Whitney Holding Corp.	1,410	34,193
Yamaguchi Financial Group, Inc.	12,000	144,235
Zions Bancorporation	1,925	74,498
Commercial Banks Total		10,296,549
Consumer Finance – 0.1%
Advance America Cash Advance Centers, Inc.	2,540	7,595
Cash America International, Inc.	1,130	40,725
ORIX Corp.	1,040	128,612
SLM Corp. (a)	2,870	35,416
World Acceptance Corp. (a)	1,170	42,120
Consumer Finance Total		254,468
Diversified Financial Services – 1.5%
CME Group, Inc.	158	58,698
Fortis	8,439	53,045
ING Groep NV	14,246	309,896

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2008

Common Stocks (continued)
	Shares	Value ($)
IntercontinentalExchange, Inc. (a)	2,410	194,439
JPMorgan Chase & Co.	65,403	3,054,320
Medallion Financial Corp.	2,278	23,851
Portfolio Recovery Associates, Inc. (a)	843	40,995
Diversified Financial Services Total		3,735,244
Insurance – 2.2%
ACE Ltd.	25,480	1,379,232
Aon Corp.	12,500	562,000
Assurant, Inc.	1,000	55,000
Aviva PLC	18,443	160,407
Axis Capital Holdings Ltd.	8,199	259,990
Baldwin & Lyons, Inc., Class B	860	20,614
Baloise Holding AG, Registered Shares	3,659	249,690
Brit Insurance Holdings PLC	73,468	237,726
CNA Surety Corp. (a)	1,530	25,551
eHealth, Inc. (a)	838	13,408
EMC Insurance Group, Inc.	941	27,741
FBL Financial Group, Inc.	767	21,392
Harleysville Group, Inc.	589	22,264
Hartford Financial Services Group, Inc.	1,060	43,449
Horace Mann Educators Corp.	1,891	24,337
IPC Holdings Ltd.	800	24,168
Lincoln National Corp.	10,700	458,067
Marsh & McLennan Companies, Inc.	24,900	790,824
Max Capital Group Ltd.	1,100	25,553
Mercury General Corp.	250	13,688
National Western Life Insurance Co., Class A	97	23,481
Navigators Group, Inc. (a)	554	32,132
Phoenix Companies, Inc.	3,380	31,231
Platinum Underwriters Holdings Ltd.	2,100	74,508
Prudential Financial, Inc.	3,300	237,600
RAM Holdings Ltd. (a)	4,135	6,947
Reinsurance Group of America, Inc.	1,500	81,000
RLI Corp.	376	23,346
Safety Insurance Group, Inc.	630	23,896
Selective Insurance Group, Inc.	949	21,751
Stewart Information Services Corp.	910	27,073
Swiss Reinsurance, Registered Shares	5,610	313,315
United America Indemnity Ltd., Class A (a)	2,960	42,121
Zurich Financial Services AG,	628	174,078
Insurance Total		5,527,580

	Shares	Value ($)
Real Estate Investment Trusts (REITs) – 0.9%
Alexandria Real Estate Equities, Inc.	1,100	123,750
BioMed Realty Trust, Inc.	1,286	34,015
Boston Properties, Inc.	550	51,513
DCT Industrial Trust, Inc.	2,604	19,504
DiamondRock Hospitality Co.	2,320	21,112
DuPont Fabros Technology, Inc.	1,069	16,302
Equity Residential Property Trust	2,600	115,466
Franklin Street Properties Corp.	1,984	25,792
General Growth Properties, Inc.	1,309	19,766
Getty Realty Corp.	640	14,189
Home Properties, Inc.	460	26,657
LaSalle Hotel Properties	1,040	24,253
Macerich Co.	600	38,190
National Health Investors, Inc.	682	23,311
National Retail Properties, Inc.	842	20,166
Plum Creek Timber Co., Inc.	14,920	743,911
Potlatch Corp.	940	43,607
ProLogis	1,264	52,165
Rayonier, Inc.	14,900	705,515
Realty Income Corp.	1,020	26,112
Sun Communities, Inc.	1,340	26,545
Universal Health Realty Income Trust	700	27,230
Urstadt Biddle Properties, Inc., Class A	1,280	24,000
Real Estate Investment Trusts (REITs) Total		2,223,071
Real Estate Management & Development – 0.2%
Avatar Holdings, Inc. (a)	104	3,432
Emaar Properties PJSC	75,980	155,139
Hongkong Land Holdings Ltd.	70,000	210,367
Maui Land & Pineapple Co., Inc. (a)	650	17,869
Swire Pacific Ltd., Class A	22,500	198,322
Real Estate Management & Development Total		585,129
Thrifts & Mortgage Finance – 0.1%
Bank Mutual Corp.	2,590	29,396
BankFinancial Corp.	1,570	23,048
Beneficial Mutual Bancorp, Inc. (a)	1,951	24,680
Brookline Bancorp, Inc.	3,030	38,754
Clifton Savings Bancorp, Inc.	1,580	18,944
Corus Bankshares, Inc.	3,675	14,884
ESSA Bancorp, Inc.	1,048	14,567
Flagstar BanCorp, Inc.	3,410	10,162
Home Federal Bancorp, Inc.	2,020	25,755
TrustCo Bank Corp. NY	1,850	21,663
United Financial Bancorp, Inc.	1,299	19,290

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2008

Common Stocks (continued)
	Shares	Value ($)
Washington Federal, Inc.	1,120	20,664
Westfield Financial, Inc.	2,329	23,989
Thrifts & Mortgage Finance Total		285,796
Financials Total		26,481,776
Health Care – 7.1%
Biotechnology – 1.4%
Alexion Pharmaceuticals, Inc. (a)	2,220	87,246
Amgen, Inc. (a)	24,870	1,474,045
Array Biopharma, Inc. (a)	3,511	26,964
BioMarin Pharmaceuticals, Inc. (a)	1,494	39,576
Celgene Corp. (a)	8,070	510,670
Cepheid, Inc. (a)	1,847	25,544
Genentech, Inc. (a)	3,700	328,116
Genzyme Corp. (a)	5,620	454,602
Gilead Sciences, Inc. (a)	5,500	250,690
Myriad Genetics, Inc. (a)	492	31,921
Omrix Biopharmaceuticals, Inc. (a)	1,789	32,095
Onyx Pharmaceuticals, Inc. (a)	1,218	44,067
OSI Pharmaceuticals, Inc. (a)	509	25,089
Regeneron Pharmaceuticals, Inc. (a)	1,561	34,077
Rigel Pharmaceuticals, Inc. (a)	730	17,045
Seattle Genetics, Inc. (a)	2,177	23,294
United Therapeutics Corp. (a)	515	54,162
Biotechnology Total		3,459,203
Health Care Equipment & Supplies – 0.8%
Analogic Corp.	350	17,416
ArthroCare Corp. (a)	739	20,485
Baxter International, Inc.	5,200	341,276
Beckman Coulter, Inc.	900	63,891
China Medical Technologies, Inc., ADR	848	27,628
Cooper Companies, Inc.	700	24,332
Covidien Ltd.	5,500	295,680
Haemonetics Corp. (a)	734	45,302
Hill-Rom Holdings, Inc.	640	19,398
Hologic, Inc. (a)	5,171	99,955
Hospira, Inc. (a)	1,650	63,030
Immucor, Inc. (a)	1,106	35,348
Insulet Corp. (a)	550	7,656
Intuitive Surgical, Inc. (a)	357	86,030
Masimo Corp. (a)	593	22,060
Medtronic, Inc.	9,100	455,910
Meridian Bioscience, Inc.	683	19,834
Mindray Medical International Ltd., ADR	1,450	48,908
NuVasive, Inc. (a)	701	34,580
RTI Biologics, Inc. (a)	1,199	11,211

	Shares	Value ($)
STERIS Corp.	1,660	62,383
Teleflex, Inc.	1,000	63,490
Varian Medical Systems, Inc. (a)	960	54,845
Wright Medical Group, Inc. (a)	2,138	65,081
Health Care Equipment & Supplies Total		1,985,729
Health Care Providers & Services – 1.3%
Alliance Imaging, Inc. (a)	4,014	41,224
Amedisys, Inc. (a)	460	22,388
AmSurg Corp. (a)	710	18,084
CIGNA Corp.	15,400	523,292
Community Health Systems, Inc. (a)	1,800	52,758
Cross Country Healthcare, Inc. (a)	1,945	31,684
Express Scripts, Inc. (a)	5,180	382,388
Gentiva Health Services, Inc. (a)	1,290	34,753
Healthspring, Inc. (a)	494	10,453
Humana, Inc. (a)	8,700	358,440
inVentiv Health, Inc. (a)	2,723	48,088
Kindred Healthcare, Inc. (a)	1,220	33,635
Laboratory Corp. of America Holdings (a)	970	67,415
Magellan Health Services, Inc. (a)	290	11,907
McKesson Corp.	890	47,891
Medco Health Solutions, Inc. (a)	27,840	1,252,800
MWI Veterinary Supply, Inc. (a)	561	22,042
NovaMed, Inc. (a)	2,894	13,718
Owens & Minor, Inc.	1,200	58,200
Pediatrix Medical Group, Inc. (a)	1,060	57,155
Psychiatric Solutions, Inc. (a)	1,684	63,908
RehabCare Group, Inc. (a)	1,464	26,498
Res-Care, Inc. (a)	1,630	29,568
U.S. Physical Therapy, Inc. (a)	790	13,714
Universal Health Services, Inc., Class B	1,000	56,030
Health Care Providers & Services Total		3,278,033
Health Care Technology – 0.0%
Eclipsys Corp. (a)	1,440	30,168
Health Care Technology Total		30,168
Life Sciences Tools & Services – 0.8%
Bio-Rad Laboratories, Inc., Class A (a)	604	59,868
Charles River Laboratories International, Inc. (a)	1,560	86,627
Covance, Inc. (a)	4,470	395,193
Dionex Corp. (a)	546	34,698
Illumina, Inc. (a)	852	34,532

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2008

Common Stocks (continued)
	Shares	Value ($)
PAREXEL International Corp. (a)	2,384	68,325
Pharmaceutical Product Development, Inc.	1,050	43,418
Thermo Fisher Scientific, Inc. (a)	21,053	1,157,915
Varian, Inc. (a)	1,410	60,489
Waters Corp. (a)	800	46,544
Life Sciences Tools & Services Total		1,987,609
Pharmaceuticals – 2.8%
Abbott Laboratories	18,300	1,053,714
Allergan, Inc.	1,170	60,255
Astellas Pharma, Inc.	5,100	214,285
Auxilium Pharmaceuticals, Inc. (a)	610	19,764
Biovail Corp.	20,115	196,523
Daiichi Sankyo Co., Ltd.	6,800	173,589
Eurand NV (a)	2,416	43,875
Johnson & Johnson	36,800	2,549,504
Merck & Co., Inc.	14,491	457,336
Novartis AG, Registered Shares	9,827	514,005
Perrigo Co.	1,120	43,075
Roche Holding AG, Genusschein Shares	3,496	544,981
Sanofi-Aventis	1,400	92,024
Schering-Plough Corp.	21,900	404,493
Takeda Pharmaceutical Co., Ltd.	5,400	271,960
Teva Pharmaceutical Industries Ltd., ADR	11,740	537,575
Pharmaceuticals Total		7,176,958
Health Care Total		17,917,700
Industrials – 6.4%
Aerospace & Defense – 1.6%
AAR Corp. (a)	682	11,314
AerCap Holdings NV (a)	2,800	29,708
Curtiss-Wright Corp.	279	12,680
Esterline Technologies Corp. (a)	290	11,481
Goodrich Corp.	8,190	340,704
Hexcel Corp. (a)	1,970	26,969
Honeywell International, Inc.	14,400	598,320
L-3 Communications Holdings, Inc.	7,875	774,270
Lockheed Martin Corp.	3,800	416,746
Moog, Inc., Class A (a)	270	11,578
MTU Aero Engines Holding AG	4,478	124,267
Precision Castparts Corp.	1,010	79,568
Raytheon Co.	12,100	647,471
Spirit Aerosystems Holdings, Inc., Class A (a)	2,639	42,409

	Shares	Value ($)
Teledyne Technologies, Inc. (a)	1,179	67,392
United Technologies Corp.	14,480	869,669
Aerospace & Defense Total		4,064,546
Air Freight & Logistics – 0.2%
C.H. Robinson Worldwide, Inc.	930	47,393
FedEx Corp.	4,700	371,488
HUB Group, Inc., Class A (a)	1,353	50,940
Air Freight & Logistics Total		469,821
Airlines – 0.0%
JetBlue Airways Corp. (a)	1,895	9,380
Skywest, Inc.	1,050	16,779
Airlines Total		26,159
Building Products – 0.0%
Builders FirstSource, Inc. (a)	2,296	13,753
Lennox International, Inc.	600	19,962
NCI Building Systems, Inc. (a)	800	25,400
Trex Co., Inc. (a)	672	12,170
Universal Forest Products, Inc.	400	13,964
Building Products Total		85,249
Commercial Services & Supplies – 0.5%
ABM Industries, Inc.	700	15,288
Casella Waste Systems, Inc., Class A (a)	1,340	15,732
CBIZ, Inc. (a)	1,810	15,295
CDI Corp.	731	16,323
Consolidated Graphics, Inc. (a)	660	20,018
Dun & Bradstreet Corp.	3,300	311,388
EnergySolutions, Inc.	2,107	21,070
Geo Group, Inc. (a)	2,314	46,766
Healthcare Services Group, Inc.	853	15,601
Huron Consulting Group, Inc. (a)	641	36,524
Iron Mountain, Inc. (a)	1,250	30,512
Kimball International, Inc., Class B	1,140	12,312
Korn/Ferry International (a)	1,080	19,246
Mobile Mini, Inc. (a)	2,416	46,701
MPS Group, Inc. (a)	3,320	33,466
Pitney Bowes, Inc.	970	32,262
Robert Half International, Inc.	1,380	34,155
Stericycle, Inc. (a)	1,380	81,296
United Stationers, Inc. (a)	430	20,567
Waste Connections, Inc. (a)	2,760	94,668
Waste Management, Inc.	10,400	327,496
Commercial Services & Supplies Total		1,246,686
Construction & Engineering – 0.5%
EMCOR Group, Inc. (a)	2,792	73,485
Foster Wheeler Ltd. (a)	1,200	43,332

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2008

Common Stocks (continued)
	Shares	Value ($)
Granite Construction, Inc.	819	29,337
Jacobs Engineering Group, Inc. (a)	1,240	67,344
KBR, Inc.	21,000	320,670
KHD Humboldt Wedag International Ltd. (a)	1,020	19,564
Outotec Oyj	6,325	170,784
Quanta Services, Inc. (a)	16,400	442,964
Construction & Engineering Total		1,167,480
Electrical Equipment – 0.8%
ABB Ltd., Registered Shares (a)	17,901	343,425
AMETEK, Inc.	1,160	47,293
Belden, Inc.	590	18,756
Cooper Industries Ltd., Class A	12,400	495,380
Energy Conversion Devices, Inc. (a)	387	22,543
First Solar, Inc. (a)	1,130	213,468
Gamesa Corp. Tecnologica SA	5,010	172,103
General Cable Corp. (a)	880	31,354
GrafTech International Ltd. (a)	1,490	22,514
Harbin Power Equipment Co., Ltd., Class H	112,000	80,003
II-VI, Inc. (a)	1,116	43,145
Mitsubishi Electric Corp.	24,000	161,718
Polypore International, Inc. (a)	1,571	33,792
Roper Industries, Inc.	1,030	58,669
SunPower Corp., Class A (a)	590	41,849
Vestas Wind Systems A/S (a)	1,207	105,074
Woodward Governor Co.	1,517	53,505
Electrical Equipment Total		1,944,591
Industrial Conglomerates – 0.8%
General Electric Co.	42,157	1,075,004
Keppel Corp. Ltd.	42,000	233,211
McDermott International, Inc. (a)	17,508	447,329
Siemens AG, Registered Shares	2,741	257,255
Textron, Inc.	3,300	96,624
Industrial Conglomerates Total		2,109,423
Machinery – 1.2%
Barnes Group, Inc.	1,438	29,076
Bucyrus International, Inc.	780	34,850
Caterpillar, Inc.	5,600	333,760
Chart Industries, Inc. (a)	772	22,048
Cummins, Inc.	1,650	72,138
Dynamic Materials Corp.	637	14,785
Eaton Corp.	6,400	359,552
EnPro Industries, Inc. (a)	860	31,958
Flowserve Corp.	540	47,936
Georg Fischer AG, Registered Shares (a)	426	153,249

	Shares	Value ($)
Gildemeister AG	4,341	73,463
Glory Ltd.	12,400	283,241
Harsco Corp.	1,070	39,793
Illinois Tool Works, Inc.	9,200	408,940
ITT Corp.	890	49,493
Joy Global, Inc.	720	32,501
Kadant, Inc. (a)	427	9,723
Kennametal, Inc.	1,700	46,104
Komatsu Ltd.	5,300	85,790
Lindsay Corp.	335	24,371
Manitowoc Co., Inc.	1,260	19,593
Nordson Corp.	408	20,037
Parker Hannifin Corp.	1,860	98,580
SKF AB, Class B (a)	15,600	200,067
SPX Corp.	6,600	508,200
Wabtec Corp.	1,198	61,374
Machinery Total		3,060,622
Marine – 0.1%
Alexander & Baldwin, Inc.	1,100	48,433
Genco Shipping & Trading Ltd.	666	22,138
U-Ming Marine Transport Corp.	57,000	82,454
Marine Total		153,025
Road & Rail – 0.4%
Amerco, Inc. (a)	300	12,579
Canadian Pacific Railway Ltd.	900	48,474
Central Japan Railway Co.	9	84,941
Genesee & Wyoming, Inc., Class A (a)	550	20,636
Heartland Express, Inc.	1,050	16,296
Knight Transportation, Inc.	630	10,691
Landstar System, Inc.	1,560	68,734
Old Dominion Freight Line, Inc. (a)	1,090	30,891
Ryder System, Inc.	200	12,400
Union Pacific Corp.	11,000	782,760
Werner Enterprises, Inc.	1,910	41,466
Road & Rail Total		1,129,868
Trading Companies & Distributors – 0.3%
ITOCHU Corp.	26,000	157,167
Kaman Corp.	793	22,585
Mitsubishi Corp.	6,800	141,506
W.W. Grainger, Inc.	4,700	408,759
Watsco, Inc.	720	36,201
Trading Companies & Distributors Total		766,218
Industrials Total		16,223,688

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2008

Common Stocks (continued)
	Shares	Value ($)
Information Technology – 8.7%
Communications Equipment – 1.3%
Anaren, Inc. (a)	1,462	14,839
Arris Group, Inc. (a)	2,263	17,493
Bel Fuse, Inc., Class B	360	10,249
Black Box Corp.	611	21,098
Brocade Communications Systems, Inc. (a)	1,820	10,592
Cisco Systems, Inc. (a)	48,445	1,092,919
Comtech Telecommunications Corp. (a)	310	15,265
Corning, Inc.	15,600	243,984
Digi International, Inc. (a)	882	8,996
Dycom Industries, Inc. (a)	1,240	16,145
Emulex Corp. (a)	1,450	15,472
Harris Corp.	1,530	70,686
Juniper Networks, Inc. (a)	1,410	29,709
Nokia Oyj	19,597	365,341
Polycom, Inc. (a)	2,864	66,244
QUALCOMM, Inc.	31,600	1,357,852
Research In Motion Ltd. (a)	300	20,490
Riverbed Technology, Inc. (a)	1,755	21,973
Tollgrade Communications, Inc. (a)	1,100	4,620
Communications Equipment Total		3,403,967
Computers & Peripherals – 2.1%
Apple, Inc. (a)	6,900	784,254
Avid Technology, Inc. (a)	780	18,767
Diebold, Inc.	1,600	52,976
Electronics for Imaging, Inc. (a)	1,100	15,323
EMC Corp. (a)	74,400	889,824
Hewlett-Packard Co.	44,520	2,058,605
International Business Machines Corp.	9,900	1,157,904
NCR Corp. (a)	4,500	99,225
NetApp, Inc. (a)	2,120	38,647
QLogic Corp. (a)	960	14,746
Seagate Technology	3,620	43,874
Computers & Peripherals Total		5,174,145
Electronic Equipment, Instruments & Components – 0.4%
Agilent Technologies, Inc. (a)	600	17,796
Anixter International, Inc. (a)	560	33,326
Arrow Electronics, Inc. (a)	2,300	60,306
Benchmark Electronics, Inc. (a)	1,810	25,485
Brightpoint, Inc. (a)	7,200	51,840
CPI International, Inc. (a)	1,130	16,362
Daktronics, Inc.	2,155	35,902
FLIR Systems, Inc. (a)	7,500	288,150
FUJIFILM Holdings Corp.	6,600	171,045
GSI Group Inc. (a)	1,530	5,401

	Shares	Value ($)
Itron, Inc. (a)	841	74,454
Mettler-Toledo International, Inc. (a)	400	39,200
MTS Systems Corp.	570	23,997
NAM TAI Electronics, Inc.	2,320	18,954
Plexus Corp. (a)	530	10,971
Trimble Navigation Ltd. (a)	1,140	29,480
Vishay Intertechnology, Inc. (a)	2,030	13,439
Electronic Equipment, Instruments & Components Total		916,108
Internet Software & Services – 0.6%
Ariba, Inc. (a)	1,250	17,663
Digital River, Inc. (a)	350	11,340
Equinix, Inc. (a)	5,974	414,954
Google, Inc., Class A (a)	2,322	930,007
GSI Commerce, Inc. (a)	1,750	27,090
Interwoven Inc. (a)	1,400	19,768
Sohu.com, Inc. (a)	449	25,032
Switch & Data Facilities Co., Inc. (a)	2,610	32,494
VeriSign, Inc. (a)	1,610	41,989
Websense, Inc. (a)	2,386	53,327
Internet Software & Services Total		1,573,664
IT Services – 0.7%
Accenture Ltd., Class A	12,000	456,000
Alliance Data Systems Corp. (a)	950	60,211
CACI International, Inc., Class A (a)	1,316	65,932
Cognizant Technology Solutions Corp., Class A (a)	2,220	50,683
Computershare Ltd.	11,326	85,171
CSG Systems International, Inc. (a)	801	14,041
Fiserv, Inc. (a)	960	45,427
Global Payments, Inc.	880	39,477
MasterCard, Inc., Class A	1,570	278,408
MAXIMUS, Inc.	470	17,315
Paychex, Inc.	1,260	41,618
TeleTech Holdings, Inc. (a)	4,924	61,254
Visa, Inc., Class A	9,244	567,489
IT Services Total		1,783,026
Office Electronics – 0.1%
Canon, Inc.	6,700	250,493
Office Electronics Total		250,493
Semiconductors & Semiconductor Equipment – 1.2%
Actel Corp. (a)	1,274	15,899
Advanced Energy Industries, Inc. (a)	690	9,439

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2008

Common Stocks (continued)
	Shares	Value ($)
Analog Devices, Inc.	2,170	57,179
ASML Holding N.V., N.Y. Registered Shares	2,170	38,214
Atheros Communications, Inc. (a)	1,702	40,133
ATMI, Inc. (a)	310	5,574
Broadcom Corp., Class A (a)	16,750	312,052
Fairchild Semiconductor International, Inc. (a)	1,140	10,135
Intel Corp.	60,000	1,123,800
Intersil Corp., Class A	14,175	235,021
Kulicke & Soffa Industries, Inc. (a)	2,437	10,991
Lam Research Corp. (a)	11,800	371,582
Marvell Technology Group Ltd. (a)	2,500	23,250
Mattson Technology, Inc. (a)	2,320	10,974
MEMC Electronic Materials, Inc. (a)	2,510	70,933
Microchip Technology, Inc.	10,560	310,781
Microsemi Corp. (a)	1,237	31,519
MKS Instruments, Inc. (a)	693	13,798
Monolithic Power Systems, Inc. (a)	1,471	25,551
ON Semiconductor Corp. (a)	3,588	24,255
RF Micro Devices, Inc. (a)	2,270	6,628
Rubicon Technology, Inc. (a)	1,562	11,278
Skyworks Solutions, Inc. (a)	3,270	27,337
Ultra Clean Holdings (a)	1,110	5,594
Varian Semiconductor Equipment Associates, Inc. (a)	272	6,833
Verigy Ltd. (a)	7,721	125,698
Semiconductors & Semiconductor Equipment Total		2,924,448
Software – 2.3%
Activision Blizzard, Inc. (a)	42,946	662,657
Adobe Systems, Inc. (a)	13,500	532,845
ANSYS, Inc. (a)	1,869	70,779
Autodesk, Inc. (a)	1,639	54,988
BluePhoenix Solutions Ltd. (a)	2,141	7,536
BMC Software, Inc. (a)	23,600	675,668
Citrix Systems, Inc. (a)	1,985	50,141
Concur Technologies, Inc. (a)	354	13,544
Electronic Arts, Inc. (a)	1,200	44,388
FactSet Research Systems, Inc.	800	41,800
Informatica Corp. (a)	2,508	32,579
Jack Henry & Associates, Inc.	750	15,248
Lawson Software, Inc. (a)	1,089	7,623
McAfee, Inc. (a)	1,130	38,375

	Shares	Value ($)
Mentor Graphics Corp. (a)	1,291	14,653
Micros Systems, Inc. (a)	1,297	34,578
Microsoft Corp.	58,680	1,566,169
MSC.Software Corp. (a)	1,830	19,581
Net 1 UEPS Technologies, Inc. (a)	1,446	32,289
Nintendo Co., Ltd.	700	291,400
Nuance Communications, Inc. (a)	1,569	19,126
Oracle Corp. (a)	52,300	1,062,213
Parametric Technology Corp. (a)	720	13,248
Progress Software Corp. (a)	560	14,554
Salesforce.com, Inc. (a)	6,040	292,336
SPSS, Inc. (a)	370	10,863
Sybase, Inc. (a)	1,633	50,003
Synopsys, Inc. (a)	1,400	27,930
UBISOFT Entertainment (a)	790	54,803
Software Total		5,751,917
Information Technology Total		21,777,768
Materials – 2.8%
Chemicals – 1.1%
Agrium, Inc.	640	35,891
Air Products & Chemicals, Inc.	800	54,792
Albemarle Corp.	1,325	40,863
Ashland, Inc.	430	12,573
BASF SE	7,758	371,808
Cytec Industries, Inc.	350	13,619
E.I. Du Pont de Nemours & Co.	12,400	499,720
Ecolab, Inc.	990	48,035
H.B. Fuller Co.	1,600	33,392
Intrepid Potash, Inc. (a)	778	23,449
Koppers Holdings, Inc.	1,060	39,655
Linde AG	2,856	306,280
Monsanto Co.	5,160	510,737
NewMarket Corp.	240	12,614
OM Group, Inc. (a)	800	18,000
Potash Corp. of Saskatchewan, Inc.	800	103,712
Potash Corp. of Saskatchewan, Inc.	820	108,248
PPG Industries, Inc.	1,300	75,816
Praxair, Inc.	5,100	365,874
Sensient Technologies Corp.	1,030	28,974
Solutia, Inc. (a)	1,890	26,460
Terra Industries, Inc.	504	14,818
Chemicals Total		2,745,330
Construction Materials – 0.1%
Ciments Francais SA	2,085	217,177
Eagle Materials, Inc.	750	16,777
Construction Materials Total		233,954

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2008

Common Stocks (continued)
	Shares	Value ($)
Containers & Packaging – 0.1%
AptarGroup, Inc.	250	9,778
Crown Holdings, Inc. (a)	2,400	53,304
Greif, Inc., Class A	972	63,783
Greif, Inc., Class B	702	36,630
Packaging Corp. of America	4,052	93,925
Containers & Packaging Total		257,420
Metals & Mining – 1.2%
Agnico-Eagle Mines Ltd.	750	41,303
AK Steel Holding Corp.	630	16,330
Alcoa, Inc.	12,700	286,766
Allegheny Technologies, Inc.	2,500	73,875
Anglo American PLC	4,899	163,780
BHP Biliton PLC	15,719	355,570
Carpenter Technology Corp.	300	7,695
Freeport-McMoRan Copper & Gold, Inc.	15,464	879,128
Goldcorp, Inc.	4,300	136,009
Harry Winston Diamond Corp.	1,095	14,564
Haynes International, Inc. (a)	310	14,517
Norsk Hydro ASA	15,300	103,334
Nucor Corp.	5,900	233,050
Rio Tinto PLC	2,381	148,148
Salzgitter AG	1,816	183,449
Titanium Metals Corp.	1,400	15,876
Worthington Industries, Inc.	1,360	20,318
Xstrata PLC	1,755	54,325
Yamato Kogyo Co., Ltd.	7,200	249,381
Metals & Mining Total		2,997,418
Paper & Forest Products – 0.3%
Mercer International, Inc. (a)	2,050	7,503
Weyerhaeuser Co.	11,500	696,670
Paper & Forest Products Total		704,173
Materials Total		6,938,295
Telecommunication Services – 1.8%
Diversified Telecommunication Services – 1.4%
AT&T, Inc.	54,952	1,534,260
Bezeq Israeli Telecommunication Corp., Ltd.	156,311	279,076
France Telecom SA	8,193	229,437
Nippon Telegraph & Telephone Corp.	67	298,429
Telefonica O2 Czech Republic AS	10,570	245,742
Telekomunikacja Polska SA	27,271	260,920
tw telecom, Inc. (a)	1,219	12,665

	Shares	Value ($)
Verizon Communications, Inc.	18,185	583,557
Warwick Valley Telephone Co.	1,050	11,770
Diversified Telecommunication Services Total		3,455,856
Wireless Telecommunication Services – 0.4%
American Tower Corp., Class A (a)	2,584	92,947
China Mobile Ltd.	7,500	75,093
Crown Castle International Corp. (a)	2,050	59,389
Mobile TeleSystems OJSC, ADR	2,577	144,338
NII Holdings, Inc. (a)	11,500	436,080
Syniverse Holdings, Inc. (a)	3,684	61,191
Vodafone Group PLC	69,228	152,938
Wireless Telecommunication Services Total		1,021,976
Telecommunication Services Total		4,477,832
Utilities – 2.1%
Electric Utilities – 1.3%
ALLETE, Inc.	690	30,705
American Electric Power Co., Inc.	2,700	99,981
E.ON AG	10,623	537,983
Edison International	2,200	87,780
El Paso Electric Co. (a)	1,560	32,760
Entergy Corp.	6,475	576,340
Exelon Corp.	7,400	463,388
FPL Group, Inc.	11,400	573,420
Hawaiian Electric Industries, Inc.	760	22,124
Iberdrola SA	21,824	223,072
ITC Holdings Corp.	1,391	72,012
Maine & Maritimes Corp. (a)	229	7,546
MGE Energy, Inc.	730	25,951
Portland General Electric Co.	1,258	29,764
PPL Corp.	13,020	482,000
UIL Holdings Corp.	830	28,494
Electric Utilities Total		3,293,320
Gas Utilities – 0.1%
AGL Resources, Inc.	2,100	65,898
Questar Corp.	1,330	54,424
Gas Utilities Total		120,322
Independent Power Producers & Energy Traders – 0.0%
Black Hills Corp.	940	29,206
Independent Power Producers & Energy Traders Total		29,206
Multi-Utilities – 0.7%
Avista Corp.	1,450	31,480
Centrica PLC	33,265	186,159

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2008

Common Stocks (continued)
	Shares	Value ($)
CH Energy Group, Inc.	1,080	47,056
NorthWestern Corp.	980	24,627
PG&E Corp.	13,458	504,002
Public Service Enterprise Group, Inc.	14,680	481,357
Sempra Energy	2,050	103,463
United Utilities Group PLC (a)	24,042	297,454
Wisconsin Energy Corp.	1,800	80,820
Multi-Utilities Total		1,756,418
Utilities Total		5,199,266
Total Common Stocks (cost of $148,418,709)		144,937,449
Mortgage-Backed Securities – 13.1%
	Par ($)
Federal Home Loan Mortgage Corp.
5.000% 02/01/38	941,021	917,237
5.000% 03/01/38	886,145	863,748
5.500% 04/01/21	2,249,021	2,266,963
5.500% 12/01/37	1,199,356	1,193,939
5.500% 07/01/38	900,000	895,935
6.000% 12/01/37	1,800,000	1,823,847
6.500% 02/01/11	20,293	21,023
6.500% 04/01/11	36,129	37,480
6.500% 05/01/11	25,113	26,017
6.500% 10/01/11	15,948	16,640
6.500% 07/01/16	12,813	13,434
6.500% 04/01/26	28,591	29,635
6.500% 06/01/26	33,345	34,562
6.500% 02/01/27	173,168	179,382
6.500% 09/01/28	69,043	71,520
6.500% 06/01/31	43,508	45,001
6.500% 07/01/31	13,399	13,863
6.500% 01/01/38	900,000	923,855
6.500% 07/01/38	905,913	929,925
7.000% 07/01/28	48,008	50,655
7.000% 04/01/29	27,635	29,159
7.000% 01/01/30	13,578	14,298
7.000% 06/01/31	8,415	8,847
7.000% 08/01/31	97,223	102,210
7.500% 08/01/15	567	598
7.500% 01/01/30	71,054	76,958
8.000% 09/01/15	25,764	27,490
TBA
5.000% 12/01/38 (g)	2,695,000	2,625,097
Federal National Mortgage Association
5.000% 05/01/37	930,885	907,741
5.000% 01/01/38	1,089,619	1,062,528

	Par ($)	Value ($)
5.500% 11/01/21	400,604	404,426
5.500% 04/01/36	1,447,018	1,444,325
5.500% 11/01/36	3,309,730	3,303,571
5.500% 06/01/38	2,016,982	2,012,914
6.000% 07/01/35	313,156	317,647
6.000% 09/01/36	1,012,360	1,026,562
6.000% 12/01/36	3,093,155	3,136,550
6.000% 07/01/37	1,170,486	1,186,841
6.000% 06/01/38	1,979,048	2,006,504
6.500% 03/01/11	4,312	4,473
6.500% 08/01/37	1,686,907	1,731,565
7.000% 03/01/15	53,048	55,960
7.000% 07/01/16	10,223	10,772
7.000% 02/01/31	18,717	19,675
7.000% 07/01/31	81,657	85,833
7.000% 07/01/32	10,098	10,612
7.500% 06/01/15	17,028	17,861
7.500% 08/01/15	35,867	37,622
7.500% 09/01/15	15,098	15,837
7.500% 02/01/31	49,271	53,225
7.500% 08/01/31	22,224	23,982
8.000% 12/01/29	24,467	26,644
8.000% 04/01/30	30,006	32,507
8.000% 05/01/30	2,844	3,081
8.000% 07/01/31	29,485	31,921
Government National Mortgage Association
6.000% 04/15/13	4,497	4,648
6.500% 05/15/13	11,800	12,310
6.500% 06/15/13	4,236	4,419
6.500% 08/15/13	12,365	12,899
6.500% 11/15/13	51,915	54,158
6.500% 07/15/14	33,733	35,198
6.500% 01/15/29	6,494	6,689
6.500% 03/15/29	73,597	75,802
6.500% 04/15/29	131,857	135,808
6.500% 05/15/29	116,666	120,161
6.500% 07/15/31	53,655	55,228
7.000% 11/15/13	160,544	169,328
7.000% 05/15/29	19,528	20,576
7.000% 09/15/29	31,774	33,478
7.000% 06/15/31	22,655	23,827
7.500% 06/15/23	874	944
7.500% 01/15/26	21,479	23,196
7.500% 09/15/29	58,755	63,359
8.000% 07/15/25	9,687	10,631
8.500% 12/15/30	3,200	3,520
9.000% 12/15/17	24,354	26,572
Total Mortgage-Backed Securities (cost of $32,879,950)		33,103,248

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2008

Corporate Fixed-Income Bonds & Notes – 10.7%
	Par ($)	Value ($)
Basic Materials – 0.6%
Chemicals – 0.2%
EI Du Pont de Nemours & Co.
5.000% 07/15/13	225,000	221,610
Huntsman International LLC
7.875% 11/15/14	350,000	301,000
Chemicals Total		522,610
Forest Products & Paper – 0.2%
Domtar Corp.
7.125% 08/15/15	240,000	220,800
Georgia-Pacific Corp.
8.000% 01/15/24	320,000	281,600
Forest Products & Paper Total		502,400
Iron/Steel – 0.1%
Nucor Corp.
5.850% 06/01/18	290,000	276,203
Iron/Steel Total		276,203
Metals & Mining – 0.1%
Freeport-McMoRan Copper & Gold, Inc.
8.375% 04/01/17	315,000	310,275
Metals & Mining Total		310,275
Basic Materials Total		1,611,488
Communications – 1.6%
Media – 0.6%
Charter Communications Holdings II LLC
10.250% 09/15/10	350,000	315,000
Comcast Corp.
7.050% 03/15/33	325,000	291,483
EchoStar DBS Corp.
6.625% 10/01/14	330,000	264,825
News America, Inc.
6.550% 03/15/33	275,000	246,471
R.H. Donnelley Corp.
8.875% 10/15/17	450,000	153,000
Time Warner Cable, Inc.
7.300% 07/01/38	325,000	289,107
Viacom, Inc.
6.125% 10/05/17	110,000	99,789
Media Total		1,659,675
Telecommunication Services – 1.0%
AT&T, Inc.
5.100% 09/15/14	275,000	257,205
British Telecommunications PLC
5.150% 01/15/13	225,000	209,986

	Par ($)	Value ($)
Citizens Communications Co.
7.875% 01/15/27	425,000	318,750
Intelsat Bermuda Ltd.
9.250% 06/15/16 (d)	215,000	197,800
Lucent Technologies, Inc.
6.450% 03/15/29	415,000	253,150
New Cingular Wireless Services, Inc.
8.750% 03/01/31	225,000	248,774
Qwest Communications International, Inc.
7.500% 02/15/14	200,000	173,000
Telefonica Emisones SAU
5.984% 06/20/11	225,000	222,534
Vodafone Group PLC
5.000% 12/16/13	300,000	283,202
Windstream Corp.
8.625% 08/01/16	350,000	322,875
Telecommunication Services Total		2,487,276
Communications Total		4,146,951
Consumer Cyclical – 0.7%
Apparel – 0.1%
Levi Strauss & Co.
9.750% 01/15/15	345,000	288,075
Apparel Total		288,075
Auto Manufacturers – 0.1%
General Motors Corp.
8.375% 07/15/33	400,000	160,000
Auto Manufacturers Total		160,000
Lodging – 0.3%
Marriott International, Inc.
5.625% 02/15/13	200,000	188,645
Mashantucket Western Pequot Tribe
8.500% 11/15/15 (d)	340,000	221,000
MGM Mirage
7.500% 06/01/16	330,000	240,900
Lodging Total		650,545
Retail – 0.2%
CVS Caremark Corp.
5.750% 06/01/17	275,000	256,985
Wal-Mart Stores, Inc.
5.800% 02/15/18	300,000	293,074
Retail Total		550,059
Consumer Cyclical Total		1,648,679

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Consumer Non-Cyclical – 0.9%
Beverages – 0.1%
Diageo Capital PLC
5.750% 10/23/17	225,000	215,912
Beverages Total		215,912
Commercial Services – 0.1%
Iron Mountain, Inc.
8.000% 06/15/20	215,000	206,400
Commercial Services Total		206,400
Food – 0.2%
ConAgra Foods, Inc.
6.750% 09/15/11	205,000	212,529
Kraft Foods, Inc.
6.500% 08/11/17	320,000	307,905
Food Total		520,434
Healthcare Products – 0.1%
Biomet, Inc.
PIK,
10.375% 10/15/17	295,000	292,050
Healthcare Products Total		292,050
Healthcare Services – 0.2%
Community Health Systems, Inc.
8.875% 07/15/15	210,000	199,500
HCA, Inc.
PIK,
9.625% 11/15/16	250,000	237,500
Healthcare Services Total		437,000
Household Products/Wares – 0.1%
Fortune Brands, Inc.
5.375% 01/15/16	250,000	226,948
Household Products/Wares Total		226,948
Pharmaceuticals – 0.1%
Wyeth
5.500% 02/01/14	280,000	277,556
Pharmaceuticals Total		277,556
Consumer Non-Cyclical Total		2,176,300
Energy – 1.3%
Coal – 0.1%
Arch Western Finance LLC
6.750% 07/01/13	320,000	300,800
Coal Total		300,800

	Par ($)	Value ($)
Oil & Gas – 0.6%
Canadian Natural Resources Ltd.
5.700% 05/15/17	250,000	218,548
Chesapeake Energy Corp.
6.375% 06/15/15	310,000	276,675
KCS Energy, Inc.
7.125% 04/01/12	320,000	281,600
Nexen, Inc.
5.875% 03/10/35	260,000	194,673
OPTI Canada, Inc.
8.250% 12/15/14	245,000	219,275
Talisman Energy, Inc.
6.250% 02/01/38	255,000	198,053
Valero Energy Corp.
6.875% 04/15/12	225,000	231,040
Oil & Gas Total		1,619,864
Oil & Gas Services – 0.2%
Halliburton Co.
5.900% 09/15/18	300,000	295,997
Weatherford International Ltd.
5.150% 03/15/13	190,000	182,979
Oil & Gas Services Total		478,976
Pipelines – 0.4%
El Paso Corp.
6.875% 06/15/14	295,000	272,070
MarkWest Energy Partners LP
8.500% 07/15/16	235,000	222,075
Plains All American Pipeline LP/PAA Finance Corp.
6.650% 01/15/37	250,000	204,781
TransCanada Pipelines Ltd.
6.350% 05/15/67 (e)	320,000	253,146
Pipelines Total		952,072
Energy Total		3,351,712
Financials – 3.2%
Banks – 1.2%
Bank of New York Mellon Corp.
5.125% 08/27/13	360,000	343,203
Credit Suisse/New York NY
6.000% 02/15/18	375,000	326,700
Deutsche Bank AG
4.875% 05/20/13	325,000	310,432
HSBC Capital Funding LP
9.547% 12/31/49 (d)(e)	550,000	504,900

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
JPMorgan Chase & Co.
6.000% 01/15/18	450,000	410,343
SunTrust Preferred Capital I
5.853% 12/15/11 (e)	280,000	154,000
USB Capital IX
6.189% 04/15/49 (e)	500,000	245,000
Wachovia Corp.
4.875% 02/15/14	500,000	306,898
Wells Fargo & Co.
5.250% 10/23/12	325,000	311,951
Banks Total		2,913,427
Diversified Financial Services – 1.4%
AGFC Capital Trust I
6.000% 01/15/67 (d)(e)	350,000	94,013
American Express Credit Corp.
5.875% 05/02/13	345,000	317,969
Capital One Financial Corp.
5.500% 06/01/15	450,000	369,738
CDX North America High Yield
8.875% 06/29/13 (d)	600,000	537,000
Citicorp Lease Pass-Through Trust
8.040% 12/15/19 (d)	750,000	654,149
Ford Motor Credit Co.
8.000% 12/15/16	400,000	252,911
GMAC LLC
8.000% 11/01/31	370,000	139,592
Goldman Sachs Group, Inc.
6.345% 02/15/34	475,000	312,109
Lehman Brothers Holdings, Inc.
5.750% 07/18/11 (f)(k)	350,000	43,750
Merrill Lynch & Co., Inc.
6.050% 08/15/12	350,000	328,172
Morgan Stanley
6.750% 04/15/11	400,000	296,046
Nuveen Investments, Inc.
10.500% 11/15/15 (d)	325,000	250,250
Diversified Financial Services Total		3,595,699
Insurance – 0.4%
Chubb Corp.
5.750% 05/15/18	250,000	231,677
Principal Life Income Funding Trusts
5.300% 04/24/13	200,000	199,372
Prudential Financial, Inc.
6.000% 12/01/17	225,000	200,564
UnitedHealth Group, Inc.
5.250% 03/15/11	225,000	223,693
Insurance Total		855,306

	Par ($)	Value ($)
Real Estate Investment Trusts (REITs) – 0.2%
Health Care Property Investors, Inc.
6.450% 06/25/12	250,000	234,434
Simon Property Group LP
5.750% 12/01/15	375,000	354,404
Real Estate Investment Trusts (REITs) Total		588,838
Financial Total		7,953,270
Industrials – 0.8%
Aerospace & Defense – 0.2%
L-3 Communications Corp.
5.875% 01/15/15	310,000	280,550
United Technologies Corp.
5.375% 12/15/17	300,000	289,987
Aerospace & Defense Total		570,537
Environmental Control – 0.1%
Allied Waste North America, Inc.
7.125% 05/15/16	215,000	200,487
Environmental Control Total		200,487
Machinery – 0.1%
Caterpillar Financial Services Corp.
5.450% 04/15/18	300,000	268,391
Machinery Total		268,391
Machinery-Construction & Mining – 0.1%
Terex Corp.
8.000% 11/15/17	215,000	195,650
Machinery-Construction & Mining Total		195,650
Miscellaneous Manufacturing – 0.1%
Bombardier, Inc.
6.300% 05/01/14 (d)	235,000	218,550
Miscellaneous Manufacturing Total		218,550
Transportation – 0.2%
Burlington Northern Santa Fe Corp.
6.200% 08/15/36	250,000	229,594
Union Pacific Corp.
6.650% 01/15/11	200,000	206,064
United Parcel Service, Inc.
4.500% 01/15/13	155,000	156,676
Transportation Total		592,334
Industrials Total		2,045,949
Technology – 0.3%
Networking Equipment – 0.1%
Cisco Systems, Inc.
5.250% 02/22/11	275,000	280,729
Networking Equipment Total		280,729

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Semiconductors – 0.1%
Freescale Semiconductor, Inc.
PIK,
9.125% 12/15/14	425,000	267,750
Semiconductors Total		267,750
Software – 0.1%
Oracle Corp.
6.500% 04/15/38	300,000	272,742
Software Total		272,742
Technology Total		821,221
Utilities – 1.3%
Electric – 1.1%
Commonwealth Edison Co.
5.950% 08/15/16	300,000	283,323
Consolidated Edison Co. of New York, Inc.
5.850% 04/01/18	255,000	242,094
Indiana Michigan Power Co.
5.650% 12/01/15	350,000	323,240
Intergen NV
9.000% 06/30/17 (d)	340,000	340,000
NRG Energy, Inc.
7.250% 02/01/14	35,000	32,463
7.375% 02/01/16	315,000	283,500
Pacific Gas & Electric Co.
5.800% 03/01/37	300,000	255,897
Progress Energy, Inc.
7.750% 03/01/31	225,000	231,086
Southern California Edison Co.
5.000% 01/15/14	400,000	391,351
Texas Competitive Electric Holdings Co.
PIK,
10.500% 11/01/16 (d)	370,000	313,575
Electric Total		2,696,529
Gas – 0.2%
Atmos Energy Corp.
6.350% 06/15/17	225,000	211,725
Sempra Energy
4.750% 05/15/09	275,000	275,014
Gas Total		486,739
Utilities Total		3,183,268
Total Corporate Fixed-Income Bonds & Notes (cost of $31,662,573)		26,938,838

Government & Agency Obligations – 4.4%
	Par ($)	Value ($)
Foreign Government Obligations – 0.6%
Province of Ontario
3.125% 09/08/10	400,000	402,916
Province of Quebec
5.000% 07/17/09	600,000	610,608
United Mexican States
7.500% 04/08/33	425,000	464,313
Foreign Government Obligations Total		1,477,837
U.S. Government Agencies – 0.9%
Federal Home Loan Bank
5.500% 08/13/14 (h)	515,000	542,274
Federal Home Loan Mortgage Corp.
6.625% 09/15/09 (h)	1,300,000	1,342,108
Federal National Mortgage Association
5.000% 10/15/11 (h)	320,000	334,360
5.375% 08/15/09 (i)	60,000	61,140
U.S. Government Agencies Total		2,279,882
U.S. Government Obligations – 2.9%
U.S. Treasury Bonds
4.875% 05/31/11 (h)	1,200,000	1,286,250
5.375% 02/15/31 (h)	4,375,000	4,971,435
U.S. Treasury Inflation Indexed Bond
3.500% 01/15/11 (h)	935,071	972,401
U.S. Government Obligations Total		7,230,086
Total Government & Agency Obligations (cost of $10,628,694)		10,987,805
Commercial Mortgage-Backed Securities – 3.9%
Bear Stearns Commercial Mortgage Securities
5.742% 09/11/42	1,000,000	856,576
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.366% 12/11/49	420,000	319,038
Commercial Mortgage Pass Through Certificates
5.234% 07/10/37	980,000	945,866
CS First Boston Mortgage Securities Corp.
4.577% 04/15/37	1,586,000	1,547,012
First Union-Chase Commercial Mortgage
6.645% 06/15/31	235,683	235,141
JPMorgan Chase Commercial Mortgage Securities Corp.
4.780% 07/15/42	310,000	257,807
5.447% 06/12/47	509,000	440,369
5.525% 04/15/43	1,457,000	1,185,468

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2008

Commercial Mortgage-Backed Securities (continued)
	Par ($)	Value ($)
Morgan Stanley Capital I
5.809% 12/12/49	1,500,000	1,277,831
Wachovia Bank Commercial Mortgage Trust
3.989% 06/15/35	3,000,000	2,699,764
Total Commercial Mortgage-Backed Securities (cost of $10,989,490)		9,764,872
Collateralized Mortgage Obligations – 3.4%
Agency – 1.7%
Federal Home Loan Mortgage Corp.
5.000% 12/15/15	17,920	17,903
5.500% 06/15/34	2,500,000	2,451,908
6.000% 02/15/28	873,535	894,216
Federal National Mortgage Association
5.000% 12/25/15	873,967	879,493
Agency Total		4,243,520
Non-Agency – 1.7%
American Mortgage Trust
8.445% 09/27/22 (e)	7,938	4,811
Bear Stearns Adjustable Rate Mortgage Trust
5.509% 02/25/47 (e)	1,013,000	707,553
Countrywide Alternative Loan Trust
5.250% 08/25/35	418,415	389,722
5.500% 10/25/35	749,632	696,636
JPMorgan Mortgage Trust
6.043% 10/25/36	779,671	673,802
Lehman Mortgage Trust
6.500% 01/25/38	827,659	707,907
WaMu Mortgage Pass-Through Certificates
5.711% 02/25/37 (e)	1,585,861	1,167,419
Non-Agency Total		4,347,850
Total Collateralized Mortgage Obligations (cost of $9,667,489)		8,591,370
Asset-Backed Securities – 1.6%
Citicorp Residential Mortgage Securities, Inc.
6.080% 06/25/37	490,000	444,470
Consumer Funding LLC
5.430% 04/20/15	820,000	823,837
Ford Credit Auto Owner Trust
5.470% 06/15/12	761,000	733,873
Franklin Auto Trust
5.360% 05/20/16	989,000	957,903

	Par ($)	Value ($)
Green Tree Financial Corp.
6.870% 01/15/29	139,128	134,816
USAA Auto Owner Trust
4.500% 10/15/13	1,046,000	1,008,700
Total Asset-Backed Securities (cost of $4,296,772)		4,103,599
Preferred Stocks – 0.1%
	Shares
Consumer Staples – 0.0%
Food Products – 0.0%
Sadia SA	14,700	44,033
Food Products Total		44,033
Consumer Staples Total		44,033
Utilities – 0.1%
Electric Utilities – 0.1%
Cia Energetica de Minas Gerais	5,800	114,604
Electric Utilities Total		114,604
Utilities Total		114,604
Total Preferred Stocks (cost of $246,163)		158,637
Convertible Preferred Stock – 0.1%
Health Care – 0.1%
Pharmaceuticals – 0.1%
Schering-Plough Corp., 6.000%	1,000	173,020
Pharmaceuticals Total		173,020
Health Care Total		173,020
Total Convertible Preferred Stock (cost of $265,190)		173,020
Investment Companies – 0.1%
iShares MSCI Brazil Index Fund	1,493	84,459
iShares MSCI EAFE Index Fund	1,528	86,026
Total Investment Companies (cost of $203,451)		170,485

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2008

Purchased Put Options – 0.0%
	Shares	Value ($)
Agnico Eagle Mines Ltd. October Put Strike Price: $60 Expire: 10/18/08	700	4,340
CBOE SpX Volatility Index November Put Strike Price: $25 Expire: 11/15/08	10,200	16,830
Purchsed Put Options Total		21,170
Total Purchased Put Options (cost of $32,488)		21,170
Securities Lending Collateral – 3.8%
State Street Navigator Securities Lending Prime Portfolio (j) (7 day yield of 2.719%)	9,660,703	9,660,703
Total Securities Lending Collateral (cost of $9,660,703)		9,660,703
Short-Term Obligation – 5.2%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 09/30/08, due on 10/01/08, at 1.400%, collateralized by U.S. Government Agency Obligations with various maturities to 07/15/37, market value of $13,491,674 (repurchase proceeds $13,213,514)	13,213,000	13,213,000
Total Short-Term Obligation (cost of $13,213,000)		13,213,000
Total Investments – 104.0% (cost of $272,164,672) (l)		261,824,196
Obligation to Return Collateral for Securities Loaned – (3.8)%		(9,660,703)
Other Assets & Liabilities, Net – (0.2)%		(415,642)
Net Assets – 100.0%		251,747,851

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  All or a portion of this security is pledged as collateral for open written options contracts. The total market value of securities pledged as collateral at September 30, 2008, is $956,032.

(c)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, these securities, which are not illiquid, amounted to $3,733,015, which represents 1.5% of net assets.

(e)  The interest rate shown on floating rate or variable rate securities reflects the rate at September 30, 2008.

(f)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued.

(g)  Security purchased on a delayed delivery basis. At September 30, 2008, the value of this security represents less than 0.1% of net assets.

(h)  All or a portion of this security was on loan at September 30, 2008. The total market value of securities on loan at September 30, 2008 is $9,307,789.

(i)  A portion of this security with a market value of $40,760 is pledged as collateral for open futures contracts.

(j)  Investment made with cash collateral received from securities lending activity.

(k)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(l)  Cost for federal income tax purposes is $274,126,603.

At September 30, 2008, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Common Stocks	57.6
Mortgage-Backed Securities	13.1
Corporate Fixed-Income Bonds & Notes	10.7
Government & Agency Obligations	4.4
Commercial Mortgage-Backed Securities	3.9
Collateralized Mortgage Obligations	3.4
Asset-Backed Securities	1.6
Preferred Stocks	0.1
Convertible Preferred Stock	0.1
94.9
Securities Lending Collateral	3.8
Investment Companies	0.1
Purchased Put Options	0.0 *
Short-Term Obligation	5.2
Obligation to Return Collateral for Securities Loaned	(3.8)
Other Assets & Liabilities, Net	(0.2)
* Rounds to less than 0.1%.	100.0

At September 30, 2008, the Fund held the following open long futures contract:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
S&P 500 Index	13	$3,794,050	$3,955,149	Dec-2008	$(161,099)

At September 30, 2008, the Fund held the following open short futures contract:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
2 YR U.S. Treasury Note	29	$6,189,687	$6,169,725	Dec-2008	$(19,962)

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2008

For the year ended September 30, 2008, transactions in written options contracts were as follows:

	Number of contracts	Premium received
Options outstanding at September 30, 2007	173	$25,085
Options written	462	72,576
Options bought back	(178)	(44,350)
Options expired	(313)	(40,722)
Options exercised	(38)	(8,693)
Options outstanding at September 30, 2008	106	$3,896

At September 30, 2008, the Fund had the following written call options contracts:

Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Value
Agnico Eagle Mines Ltd.	$75	7	11/15/08	$1,400
Goldman Sachs Group, Inc.	170	8	10/18/08	360
State Street Corp.	70	25	10/18/08	2,250
Verigy Ltd.	20	66	10/18/08	660
Total written call options (proceeds $3,896)				$4,670

Forward foreign currency exchange contracts outstanding on September 30, 2008 are:

Forward Currency Contracts to Buy		Value		Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$		1,378,677	$1,375,235	12/17/08	$3,442
		CZK	25, 889	27,097	12/17/08	(1,208)
		DKK	112,896	110,780	12/17/08	2,116
		EUR	2,539,404	2,486,634	12/17/08	52,770
		GBP	1,424,357	1,390,899	12/17/08	33,458
		JPY	284,832	282,759	12/17/08	2,073
		SEK	103,210	108,023	12/17/08	(4,813)
						$87,838
Forward Currency Contracts to Sell		Value		Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	$		78,130	$77,855	12/17/08	$(275)
		CAD	339,094	337,695	12/17/08	(1,399)
		CHF	850,390	832,401	12/17/08	(17,989)
		CZK	309,003	304,306	12/17/08	(4,697)
		EUR	251,398	254,896	12/17/08	3,498
		KRW	76,325	81,937	12/17/08	5,612
		ILS	320,541	305,379	12/17/08	(15,162)
		NOK	109,612	109,884	12/17/08	272
		PLN	310,242	301,142	12/17/08	(9,100)
		RUB	168,061	165,943	12/17/08	(2,118)
		SEK	274,793	275,847	12/17/08	1,054
		SGD	306,637	304,819	12/17/08	(1,818)
		TWD	139,203	139,399	12/17/08	196
						$(41,926)

Acronym	Name
ADR	American Depositary Receipt

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CZK	Czech Koruna

DKK	Danish Krone

EUR	Euro

GBP	Pound Sterling

GDR	Global Depositary Receipt

ILS	Israeli Shekel

JPY	Japanese Yen

KRW	South Korean Won

NOK	Norwegian Krone

PIK	Payment-in-Kind

PLN	Polish Zloty

RUB	Russian Ruble

SEK	Swedish Krona

SGD	Singapore Dollar

TBA	To Be Announced

TWD	Taiwan Dollar

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Large Cap Growth Fund

September 30, 2008

Common Stocks – 97.6%
	Shares	Value ($)
Consumer Discretionary – 9.1%
Diversified Consumer Services – 0.5%
Apollo Group, Inc., Class A (a)	109,600	6,499,280
Diversified Consumer Services Total		6,499,280
Hotels, Restaurants & Leisure – 0.9%
McDonald's Corp.	198,100	12,222,770
Hotels, Restaurants & Leisure Total		12,222,770
Media – 2.2%
Comcast Corp., Class A	738,300	14,492,829
DIRECTV Group, Inc. (a)	451,900	11,826,223
McGraw-Hill Companies, Inc.	163,500	5,168,235
Media Total		31,487,287
Multiline Retail – 0.8%
Kohl's Corp. (a)	233,100	10,741,248
Multiline Retail Total		10,741,248
Specialty Retail – 3.6%
Best Buy Co., Inc.	245,600	9,210,000
Dick's Sporting Goods, Inc. (a)	300,600	5,885,748
Lowe's Companies, Inc.	300,400	7,116,476
Staples, Inc.	806,300	18,141,750
Urban Outfitters, Inc. (a)	318,900	10,163,343
Specialty Retail Total		50,517,317
Textiles, Apparel & Luxury Goods – 1.1%
NIKE, Inc., Class B	120,900	8,088,210
Polo Ralph Lauren Corp.	110,200	7,343,728
Textiles, Apparel & Luxury Goods Total		15,431,938
Consumer Discretionary Total		126,899,840
Consumer Staples – 13.4%
Beverages – 3.0%
Coca-Cola Co.	346,900	18,344,072
PepsiCo, Inc.	346,400	24,687,928
Beverages Total		43,032,000
Food & Staples Retailing – 4.4%
BJ's Wholesale Club, Inc. (a)	180,400	7,010,344
CVS Caremark Corp.	314,500	10,586,070
Kroger Co.	459,500	12,627,060
Wal-Mart Stores, Inc.	532,200	31,873,458
Food & Staples Retailing Total		62,096,932
Food Products – 1.4%
Cadbury PLC, ADR	17,868	731,516
General Mills, Inc.	119,500	8,212,040
H.J. Heinz Co.	207,800	10,383,766
Food Products Total		19,327,322

	Shares	Value ($)
Household Products – 2.4%
Kimberly-Clark Corp.	144,600	9,375,864
Procter & Gamble Co.	348,600	24,293,934
Household Products Total		33,669,798
Personal Products – 0.7%
Avon Products, Inc.	230,600	9,586,042
Personal Products Total		9,586,042
Tobacco – 1.5%
Philip Morris International, Inc.	430,700	20,716,670
Tobacco Total		20,716,670
Consumer Staples Total		188,428,764
Energy – 9.4%
Energy Equipment & Services – 5.0%
Halliburton Co.	299,500	9,700,805
Nabors Industries Ltd. (a)	339,900	8,470,308
Schlumberger Ltd.	309,000	24,129,810
Transocean, Inc. (a)	156,362	17,174,802
Weatherford International Ltd. (a)	397,800	10,000,692
Energy Equipment & Services Total		69,476,417
Oil, Gas & Consumable Fuels – 4.4%
Devon Energy Corp.	169,675	15,474,360
El Paso Corp.	965,300	12,317,228
Hess Corp.	124,900	10,251,792
Occidental Petroleum Corp.	191,100	13,462,995
Petroleo Brasileiro SA, ADR	94,728	4,163,296
Ultra Petroleum Corp. (a)	118,900	6,579,926
Oil, Gas & Consumable Fuels Total		62,249,597
Energy Total		131,726,014
Financials – 3.6%
Capital Markets – 2.5%
Goldman Sachs Group, Inc.	71,767	9,186,176
Janus Capital Group, Inc.	426,700	10,360,276
TD Ameritrade Holding Corp. (a)	399,300	6,468,660
Waddell & Reed Financial, Inc., Class A	355,100	8,788,725
Capital Markets Total		34,803,837
Diversified Financial Services – 1.1%
IntercontinentalExchange, Inc. (a)	56,000	4,518,080
JPMorgan Chase & Co.	247,200	11,544,240
Diversified Financial Services Total		16,062,320
Financials Total		50,866,157

See Accompanying Notes to Financial Statements.

Columbia Large Cap Growth Fund

September 30, 2008

Common Stocks (continued)
	Shares	Value ($)
Health Care – 15.2%
Biotechnology – 3.5%
Amgen, Inc. (a)	124,000	7,349,480
Celgene Corp. (a)	201,400	12,744,592
Genentech, Inc. (a)	104,300	9,249,324
Genzyme Corp. (a)	146,500	11,850,385
Gilead Sciences, Inc. (a)	155,900	7,105,922
Biotechnology Total		48,299,703
Health Care Equipment & Supplies – 2.2%
Baxter International, Inc.	149,100	9,785,433
Covidien Ltd.	156,200	8,397,312
Medtronic, Inc.	259,200	12,985,920
Health Care Equipment & Supplies Total		31,168,665
Health Care Providers & Services – 2.6%
Express Scripts, Inc. (a)	111,200	8,208,784
Humana, Inc. (a)	247,700	10,205,240
Medco Health Solutions, Inc. (a)	401,500	18,067,500
Health Care Providers & Services Total		36,481,524
Life Sciences Tools & Services – 1.6%
Covance, Inc. (a)	98,900	8,743,749
Thermo Fisher Scientific, Inc. (a)	241,969	13,308,295
Life Sciences Tools & Services Total		22,052,044
Pharmaceuticals – 5.3%
Abbott Laboratories	394,700	22,726,826
Johnson & Johnson	425,100	29,450,928
Schering-Plough Corp.	623,500	11,516,045
Teva Pharmaceutical Industries Ltd., ADR	231,700	10,609,543
Pharmaceuticals Total		74,303,342
Health Care Total		212,305,278
Industrials – 12.4%
Aerospace & Defense – 3.4%
Honeywell International, Inc.	410,800	17,068,740
Lockheed Martin Corp.	107,300	11,767,591
Raytheon Co.	342,700	18,337,877
Aerospace & Defense Total		47,174,208
Air Freight & Logistics – 0.7%
FedEx Corp.	133,100	10,520,224
Air Freight & Logistics Total		10,520,224
Commercial & Professional Services – 0.7%
Waste Management, Inc.	295,600	9,308,444
Commercial & Professional Services Total		9,308,444

	Shares	Value ($)
Construction & Engineering – 0.9%
Quanta Services, Inc. (a)	467,500	12,627,175
Construction & Engineering Total		12,627,175
Electrical Equipment – 1.2%
Cooper Industries Ltd., Class A	308,900	12,340,555
First Solar, Inc. (a)	25,300	4,779,423
Electrical Equipment Total		17,119,978
Machinery – 2.5%
Caterpillar, Inc.	158,100	9,422,760
Illinois Tool Works, Inc.	260,500	11,579,225
SPX Corp.	189,000	14,553,000
Machinery Total		35,554,985
Professional Services – 0.6%
Dun & Bradstreet Corp.	82,600	7,794,136
Professional Services Total		7,794,136
Road & Rail – 1.6%
Union Pacific Corp.	310,900	22,123,644
Road & Rail Total		22,123,644
Trading Companies & Distributors – 0.8%
W.W. Grainger, Inc.	132,500	11,523,525
Trading Companies & Distributors Total		11,523,525
Industrials Total		173,746,319
Information Technology – 29.9%
Communications Equipment – 5.5%
Cisco Systems, Inc. (a)	1,389,223	31,340,871
Corning, Inc.	444,200	6,947,288
QUALCOMM, Inc.	898,500	38,608,545
Communications Equipment Total		76,896,704
Computers & Peripherals – 6.8%
Apple, Inc. (a)	197,017	22,392,952
EMC Corp. (a)	990,700	11,848,772
Hewlett-Packard Co.	622,649	28,791,290
International Business Machines Corp.	281,000	32,865,760
Computers & Peripherals Total		95,898,774
Electronic Equipment, Instruments & Components – 0.6%
FLIR Systems, Inc. (a)	213,400	8,198,828
Electronic Equipment, Instruments & Components Total		8,198,828

See Accompanying Notes to Financial Statements.

Columbia Large Cap Growth Fund

September 30, 2008

Common Stocks (continued)
	Shares	Value ($)
Internet Software & Services – 2.5%
Equinix, Inc. (a)	125,800	8,738,068
Google, Inc., Class A (a)	67,266	26,941,378
Internet Software & Services Total		35,679,446
IT Services – 2.3%
Accenture Ltd., Class A	343,600	13,056,800
MasterCard, Inc., Class A	40,800	7,235,064
Visa, Inc., Class A	192,700	11,829,853
IT Services Total		32,121,717
Semiconductors & Semiconductor Equipment – 3.5%
Broadcom Corp., Class A (a)	429,900	8,009,037
Intel Corp.	1,186,344	22,220,223
Lam Research Corp. (a)	335,600	10,568,044
Microchip Technology, Inc.	269,300	7,925,499
Semiconductors & Semiconductor Equipment Total		48,722,803
Software – 8.7%
Activision Blizzard, Inc. (a)	1,061,000	16,371,230
Adobe Systems, Inc. (a)	383,800	15,148,586
BMC Software, Inc. (a)	325,200	9,310,476
Microsoft Corp.	1,667,298	44,500,184
Oracle Corp. (a)	1,472,836	29,913,299
Salesforce.com, Inc. (a)	127,600	6,175,840
Software Total		121,419,615
Information Technology Total		418,937,887
Materials – 2.6%
Chemicals – 1.7%
Monsanto Co.	133,947	13,258,074
Praxair, Inc.	145,700	10,452,518
Chemicals Total		23,710,592
Metals & Mining – 0.9%
Freeport-McMoRan Copper & Gold, Inc.	167,800	9,539,430
Goldcorp, Inc.	122,100	3,862,023
Metals & Mining Total		13,401,453
Materials Total		37,112,045
Telecommunication Services – 0.9%
Wireless Telecommunication Services – 0.9%
NII Holdings, Inc. (a)	327,500	12,418,800
Wireless Telecommunication Services Total		12,418,800
Telecommunication Services Total		12,418,800

	Shares	Value ($)
Utilities – 1.1%
Electric Utilities – 1.1%
Entergy Corp.	167,500	14,909,175
Electric Utilities Total		14,909,175
Utilities Total		14,909,175
Total Common Stocks (cost of $1,412,009,397)		1,367,350,279
Short-Term Obligation – 1.9%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 09/30/08, due 10/01/08, at 0.200%, collateralized by a U.S. Treasury Obligation maturing 02/29/12, market value $26,928,531 (repurchase proceeds $26,397,147)	26,397,000	26,397,000
Total Short-Term Obligation (cost of $26,397,000)		26,397,000
Total Investments – 99.5% (cost of $1,438,406,397) (b)		1,393,747,279
Other Assets & Liabilities, Net – 0.5%		6,466,233
Net Assets – 100.0%		1,400,213,512

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $1,445,795,444.

At September 30, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	29.9
Health Care	15.2
Consumer Staples	13.4
Industrials	12.4
Energy	9.4
Consumer Discretionary	9.1
Financials	3.6
Materials	2.6
Utilities	1.1
Telecommunication Services	0.9
97.6
Short-Term Obligation	1.9
Other Assets & Liabilities, Net	0.5
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Disciplined Value Fund

September 30, 2008

Common Stocks – 98.1%
	Shares	Value ($)
Consumer Discretionary – 8.5%
Hotels, Restaurants & Leisure – 1.0%
McDonald's Corp.	40,300	2,486,510
Wyndham Worldwide Corp.	57,900	909,609
Hotels, Restaurants & Leisure Total		3,396,119
Household Durables – 2.6%
Centex Corp.	7,000	113,400
KB Home	25,700	505,776
NVR, Inc. (a)	14,100	8,065,200
Household Durables Total		8,684,376
Media – 1.4%
CBS Corp., Class B	72,100	1,051,218
EW Scripps Co., Class A	272,800	1,928,696
Time Warner, Inc.	68,800	901,968
Walt Disney Co.	20,500	629,145
Media Total		4,511,027
Multiline Retail – 1.5%
Macy's, Inc.	284,400	5,113,512
Multiline Retail Total		5,113,512
Specialty Retail – 2.0%
American Eagle Outfitters, Inc.	95,400	1,454,850
Barnes & Noble, Inc.	19,100	498,128
Gap, Inc.	262,300	4,663,694
Home Depot, Inc.	1,300	33,657
Specialty Retail Total		6,650,329
Consumer Discretionary Total		28,355,363
Consumer Staples – 8.7%
Beverages – 0.1%
Coca-Cola Co.	3,800	200,944
Beverages Total		200,944
Food & Staples Retailing – 0.5%
CVS Caremark Corp.	34,000	1,144,440
SUPERVALU, Inc.	25,100	544,670
Food & Staples Retailing Total		1,689,110
Household Products – 3.3%
Procter & Gamble Co.	159,000	11,080,710
Household Products Total		11,080,710
Tobacco – 4.8%
Altria Group, Inc.	450,700	8,941,888
Reynolds American, Inc.	149,900	7,288,138
Tobacco Total		16,230,026
Consumer Staples Total		29,200,790

	Shares	Value ($)
Energy – 15.4%
Oil, Gas & Consumable Fuels – 15.4%
Apache Corp.	7,500	782,100
Chevron Corp.	153,600	12,668,928
ConocoPhillips	121,300	8,885,225
Exxon Mobil Corp. (b)	338,800	26,311,208
Marathon Oil Corp.	4,400	175,428
Valero Energy Corp.	90,200	2,733,060
Oil, Gas & Consumable Fuels Total		51,555,949
Energy Total		51,555,949
Financials – 27.5%
Capital Markets – 3.4%
Bank of New York Mellon Corp.	12,700	413,766
BlackRock, Inc., Class A	7,800	1,517,100
Goldman Sachs Group, Inc.	48,000	6,144,000
Morgan Stanley	142,600	3,279,800
Capital Markets Total		11,354,666
Commercial Banks – 6.5%
BB&T Corp.	12,400	468,720
PNC Financial Services Group, Inc.	22,300	1,665,810
U.S. Bancorp	116,600	4,199,932
Wachovia Corp.	32,500	113,750
Wells Fargo & Co.	409,400	15,364,782
Commercial Banks Total		21,812,994
Consumer Finance – 1.7%
AmeriCredit Corp. (a)	68,800	696,944
Capital One Financial Corp.	96,500	4,921,500
Consumer Finance Total		5,618,444
Diversified Financial Services – 4.5%
JPMorgan Chase & Co.	321,600	15,018,720
Diversified Financial Services Total		15,018,720
Insurance – 8.0%
Allied World Assurance Holdings Ltd.	7,000	248,640
American International Group, Inc.	55,400	184,482
Assurant, Inc.	97,100	5,340,500
Axis Capital Holdings Ltd.	22,700	719,817
Endurance Specialty Holdings Ltd.	24,800	766,816
Loews Corp.	68,300	2,697,167
MetLife, Inc.	800	44,800
Prudential Financial, Inc.	68,800	4,953,600
Reinsurance Group of America, Inc.	16,300	880,200
RenaissanceRe Holdings Ltd.	31,600	1,643,200
Travelers Companies, Inc.	208,300	9,415,160
Insurance Total		26,894,382

See Accompanying Notes to Financial Statements.

Columbia Disciplined Value Fund

September 30, 2008

Common Stocks (continued)
	Shares	Value ($)
Real Estate Investment Trusts (REITs) – 3.4%
Annaly Capital Management, Inc.	566,000	7,612,700
Equity Residential Property Trust	32,400	1,438,884
iStar Financial, Inc.	28,700	74,620
ProLogis	39,200	1,617,784
Public Storage	6,100	603,961
Real Estate Investment Trusts (REITs) Total		11,347,949
Thrifts & Mortgage Finance – 0.0%
Tree.com, Inc. (a)	1,099	5,297
Thrifts & Mortgage Finance Total		5,297
Financials Total		92,052,452
Health Care – 11.6%
Biotechnology – 3.9%
Amgen, Inc. (a)	218,700	12,962,349
Biotechnology Total		12,962,349
Health Care Providers & Services – 0.2%
WellPoint, Inc. (a)	14,400	673,488
Health Care Providers & Services Total		673,488
Life Sciences Tools & Services – 0.5%
Thermo Fisher Scientific, Inc. (a)	31,100	1,710,500
Life Sciences Tools & Services Total		1,710,500
Pharmaceuticals – 7.0%
Eli Lilly & Co.	23,700	1,043,511
Johnson & Johnson	22,300	1,544,944
King Pharmaceuticals, Inc. (a)	676,400	6,479,912
Merck & Co., Inc.	40,200	1,268,712
Pfizer, Inc.	712,200	13,132,968
Pharmaceuticals Total		23,470,047
Health Care Total		38,816,384
Industrials – 9.2%
Aerospace & Defense – 2.4%
Northrop Grumman Corp.	111,400	6,744,156
Raytheon Co.	25,600	1,369,856
Aerospace & Defense Total		8,114,012
Commercial & Professional Services – 0.5%
R.R. Donnelley & Sons Co.	66,300	1,626,339
Commercial & Professional Services Total		1,626,339
Industrial Conglomerates – 3.5%
General Electric Co.	267,200	6,813,600
Tyco International Ltd.	139,200	4,874,784
Industrial Conglomerates Total		11,688,384

	Shares	Value ($)
Machinery – 1.1%
AGCO Corp. (a)	34,200	1,457,262
Oshkosh Corp.	172,000	2,263,520
Machinery Total		3,720,782
Road & Rail – 1.7%
Hertz Global Holdings, Inc. (a)	124,400	941,708
Ryder System, Inc.	78,600	4,873,200
Road & Rail Total		5,814,908
Industrials Total		30,964,425
Information Technology – 3.0%
Computers & Peripherals – 1.8%
Seagate Technology	513,800	6,227,256
Computers & Peripherals Total		6,227,256
Semiconductors & Semiconductor Equipment – 0.5%
Intel Corp.	83,700	1,567,701
Semiconductors & Semiconductor Equipment Total		1,567,701
Software – 0.7%
Symantec Corp. (a)	116,100	2,273,238
Software Total		2,273,238
Information Technology Total		10,068,195
Materials – 3.6%
Chemicals – 0.3%
Dow Chemical Co.	29,200	927,976
Chemicals Total		927,976
Containers & Packaging – 0.4%
Owens-Illinois, Inc. (a)	48,200	1,417,080
Containers & Packaging Total		1,417,080
Metals & Mining – 2.9%
Freeport-McMoRan Copper & Gold, Inc.	61,600	3,501,960
Nucor Corp.	58,200	2,298,900
Reliance Steel & Aluminum Co.	45,000	1,708,650
United States Steel Corp.	26,200	2,033,382
Metals & Mining Total		9,542,892
Materials Total		11,887,948
Telecommunication Services – 4.9%
Diversified Telecommunication Services – 4.7%
AT&T, Inc.	346,800	9,682,656
Embarq Corp.	26,100	1,058,355

See Accompanying Notes to Financial Statements.

Columbia Disciplined Value Fund

September 30, 2008

Common Stocks (continued)
	Shares	Value ($)
Qwest Communications International, Inc.	1,110,600	3,587,238
Verizon Communications, Inc.	41,900	1,344,571
Diversified Telecommunication Services Total		15,672,820
Wireless Telecommunication Services – 0.2%
Telephone & Data Systems, Inc.	19,000	679,250
Wireless Telecommunication Services Total		679,250
Telecommunication Services Total		16,352,070
Utilities – 5.7%
Electric Utilities – 3.6%
Duke Energy Corp.	53,000	923,790
Edison International	96,300	3,842,370
FirstEnergy Corp.	104,100	6,973,659
Pepco Holdings, Inc.	9,400	215,354
Electric Utilities Total		11,955,173
Gas Utilities – 2.0%
Energen Corp.	125,100	5,664,528
ONEOK, Inc.	30,700	1,056,080
Gas Utilities Total		6,720,608
Independent Power Producers & Energy Traders – 0.1%
Reliant Energy, Inc. (a)	57,100	419,685
Independent Power Producers & Energy Traders Total		419,685
Utilities Total		19,095,466
Total Common Stocks (cost of $349,915,127)		328,349,042
Short-Term Obligation – 1.3%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 09/30/08, due 10/01/08 at 0.200%, collateralized by a U.S. Treasury Obligation maturing 02/29/12, market value $4,465,563 (repurchase proceeds $4,378,024)	4,378,000	4,378,000
Total Short-Term Obligation (cost of $4,378,000)		4,378,000

Value ($)
Total Investments – 99.4% (cost of $354,293,127) (c)	332,727,042
Other Assets & Liabilities, Net – 0.6%	2,065,332
Net Assets – 100.0%	334,792,374

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  A portion of this security with a market value of $1,960,915 is pledged as collateral for open futures contracts.

(c)  Cost for federal income tax purposes is $354,777,994.

At September 30, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	27.5
Energy	15.4
Health Care	11.6
Industrials	9.2
Consumer Staples	8.7
Consumer Discretionary	8.5
Utilities	5.7
Telecommunication Services	4.9
Materials	3.6
Information Technology	3.0
98.1
Short-Term Obligation	1.3
Other Assets & Liabilities, Net	0.6
100.0

At September 30, 2008, the Fund held the following open long futures contract:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
S&P 500 Index	24	$7,004,400	$7,433,739	Dec-2008	$(429,339)

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Contrarian Core Fund

September 30, 2008

Common Stocks – 99.6%
	Shares	Value ($)
Consumer Discretionary – 8.9%
Hotels, Restaurants & Leisure – 0.4%
Penn National Gaming, Inc. (a)	49,100	1,304,587
Hotels, Restaurants & Leisure Total		1,304,587
Media – 4.3%
Focus Media Holding Ltd., ADR (a)	78,100	2,226,631
McGraw-Hill Companies, Inc.	136,600	4,317,926
News Corp., Class A	306,600	3,676,134
Viacom, Inc., Class B (a)	142,400	3,537,216
Media Total		13,757,907
Multiline Retail – 0.6%
Target Corp.	38,900	1,908,045
Multiline Retail Total		1,908,045
Specialty Retail – 0.6%
J Crew Group, Inc. (a)	70,000	1,999,900
Specialty Retail Total		1,999,900
Textiles, Apparel & Luxury Goods – 3.0%
NIKE, Inc., Class B	103,000	6,890,700
Polo Ralph Lauren Corp.	43,300	2,885,512
Textiles, Apparel & Luxury Goods Total		9,776,212
Consumer Discretionary Total		28,746,651
Consumer Staples – 9.6%
Beverages – 2.6%
Diageo PLC, ADR	25,100	1,728,386
PepsiCo, Inc.	93,100	6,635,237
Beverages Total		8,363,623
Food & Staples Retailing – 1.2%
Kroger Co.	146,750	4,032,690
Food & Staples Retailing Total		4,032,690
Household Products – 0.6%
Colgate-Palmolive Co.	24,520	1,847,582
Household Products Total		1,847,582
Personal Products – 2.2%
Avon Products, Inc.	93,300	3,878,481
Herbalife Ltd.	83,800	3,311,776
Personal Products Total		7,190,257
Tobacco – 3.0%
Philip Morris International, Inc.	198,400	9,543,040
Tobacco Total		9,543,040
Consumer Staples Total		30,977,192

	Shares	Value ($)
Energy – 13.4%
Energy Equipment & Services – 4.1%
Halliburton Co.	129,000	4,178,310
Oceaneering International, Inc. (a)	40,400	2,154,128
Transocean, Inc. (a)	39,200	4,305,728
Weatherford International Ltd. (a)	97,400	2,448,636
Energy Equipment & Services Total		13,086,802
Oil, Gas & Consumable Fuels – 9.3%
Anadarko Petroleum Corp.	67,900	3,293,829
Apache Corp.	61,600	6,423,648
ConocoPhillips	136,300	9,983,975
Devon Energy Corp.	69,910	6,375,792
Exxon Mobil Corp.	49,400	3,836,404
Oil, Gas & Consumable Fuels Total		29,913,648
Energy Total		43,000,450
Financials – 16.6%
Capital Markets – 5.8%
Bank of New York Mellon Corp.	139,600	4,548,168
Goldman Sachs Group, Inc.	47,400	6,067,200
Invesco Ltd.	170,000	3,566,600
Morgan Stanley	61,900	1,423,700
State Street Corp.	55,200	3,139,776
Capital Markets Total		18,745,444
Commercial Banks – 2.1%
BB&T Corp.	115,200	4,354,560
TCF Financial Corp.	135,814	2,444,652
Commercial Banks Total		6,799,212
Consumer Finance – 0.4%
American Express Co.	36,840	1,305,241
Consumer Finance Total		1,305,241
Diversified Financial Services – 3.7%
Citigroup, Inc.	54,489	1,117,569
JPMorgan Chase & Co.	230,572	10,767,713
Diversified Financial Services Total		11,885,282
Insurance – 4.6%
ACE Ltd.	75,000	4,059,750
Berkshire Hathaway, Inc., Class B (a)	1,289	5,665,155
Unum Group	205,790	5,165,329
Insurance Total		14,890,234
Financials Total		53,625,413

See Accompanying Notes to Financial Statements.

Columbia Contrarian Core Fund

September 30, 2008

Common Stocks (continued)
	Shares	Value ($)
Health Care – 16.1%
Biotechnology – 1.4%
Amgen, Inc. (a)	77,100	4,569,717
Biotechnology Total		4,569,717
Health Care Equipment & Supplies – 4.1%
Baxter International, Inc.	78,200	5,132,266
Covidien Ltd.	87,225	4,689,216
Zimmer Holdings, Inc. (a)	54,200	3,499,152
Health Care Equipment & Supplies Total		13,320,634
Health Care Providers & Services – 2.9%
Aetna, Inc.	86,100	3,109,071
McKesson Corp.	118,210	6,360,880
Health Care Providers & Services Total		9,469,951
Life Sciences Tools & Services – 1.5%
Thermo Fisher Scientific, Inc. (a)	85,850	4,721,750
Life Sciences Tools & Services Total		4,721,750
Pharmaceuticals – 6.2%
Abbott Laboratories	172,987	9,960,592
Johnson & Johnson	104,090	7,211,355
Schering-Plough Corp.	144,400	2,667,068
Pharmaceuticals Total		19,839,015
Health Care Total		51,921,067
Industrials – 11.6%
Aerospace & Defense – 3.4%
Honeywell International, Inc.	107,150	4,452,083
Northrop Grumman Corp.	65,500	3,965,370
United Technologies Corp.	40,400	2,426,424
Aerospace & Defense Total		10,843,877
Construction & Engineering – 0.5%
Foster Wheeler Ltd. (a)	45,500	1,643,005
Construction & Engineering Total		1,643,005
Industrial Conglomerates – 4.7%
General Electric Co.	317,340	8,092,170
Tyco International Ltd.	203,225	7,116,940
Industrial Conglomerates Total		15,209,110
Machinery – 0.5%
Eaton Corp.	25,402	1,427,084
Machinery Total		1,427,084
Professional Services – 1.0%
Dun & Bradstreet Corp.	35,300	3,330,908
Professional Services Total		3,330,908

	Shares	Value ($)
Road & Rail – 1.5%
Union Pacific Corp.	68,320	4,861,651
Road & Rail Total		4,861,651
Industrials Total		37,315,635
Information Technology – 15.6%
Communications Equipment – 2.9%
Nokia Oyj, ADR	189,500	3,534,175
QUALCOMM, Inc.	136,100	5,848,217
Communications Equipment Total		9,382,392
Computers & Peripherals – 5.0%
Apple, Inc. (a)	24,600	2,796,036
EMC Corp. (a)	200,300	2,395,588
Hewlett-Packard Co.	234,600	10,847,904
Computers & Peripherals Total		16,039,528
Internet Software & Services – 2.9%
Google, Inc., Class A (a)	20,000	8,010,400
VeriSign, Inc. (a)	50,700	1,322,256
Internet Software & Services Total		9,332,656
Software – 4.8%
Microsoft Corp.	513,820	13,713,856
Oracle Corp. (a)	90,040	1,828,712
Software Total		15,542,568
Information Technology Total		50,297,144
Materials – 2.5%
Chemicals – 0.6%
Intrepid Potash, Inc. (a)	66,600	2,007,324
Chemicals Total		2,007,324
Containers & Packaging – 0.9%
Owens-Illinois, Inc. (a)	100,200	2,945,880
Containers & Packaging Total		2,945,880
Metals & Mining – 1.0%
Alcoa, Inc.	55,500	1,253,190
Freeport-McMoRan Copper & Gold, Inc.	33,900	1,927,215
Metals & Mining Total		3,180,405
Materials Total		8,133,609

See Accompanying Notes to Financial Statements.

Columbia Contrarian Core Fund

September 30, 2008

Common Stocks (continued)
	Shares	Value ($)
Telecommunication Services – 3.6%
Diversified Telecommunication Services – 3.6%
AT&T, Inc.	229,500	6,407,640
Verizon Communications, Inc.	159,900	5,131,191
Diversified Telecommunication Services Total		11,538,831
Telecommunication Services Total		11,538,831
Utilities – 1.7%
Electric Utilities – 1.7%
Entergy Corp.	18,700	1,664,487
FPL Group, Inc.	74,900	3,767,470
Electric Utilities Total		5,431,957
Utilities Total		5,431,957
Total Common Stocks (cost of $296,493,796)		320,987,949
Short-Term Obligation – 0.6%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 09/30/08, due 10/01/08 at 0.200%, collateralized by a U.S. Treasury Obligation maturing 02/29/12, market value $1,940,844 (repurchase proceeds $1,898,011)	1,898,000	1,898,000
Total Short-Term Obligation (cost of $1,898,000)		1,898,000
Total Investments – 100.2% (cost of $298,391,796) (b)		322,885,949
Other Assets & Liabilities, Net – (0.2)%		(601,945)
Net Assets – 100.0%		322,284,004

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $299,198,808.

At September 30, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	16.6
Health Care	16.1
Information Technology	15.6
Energy	13.4
Industrials	11.6
Consumer Staples	9.6
Consumer Discretionary	8.9
Telecommunication Services	3.6
Materials	2.5
Utilities	1.7
99.6
Short-Term Obligation	0.6
Other Assets & Liabilities, Net	(0.2)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Small Cap Core Fund

September 30, 2008

Common Stocks – 93.2%
	Shares	Value ($)
Consumer Discretionary – 12.1%
Auto Components – 1.3%
ArvinMeritor, Inc.	144,798	1,888,166
Cooper Tire & Rubber Co.	213,096	1,832,626
Dorman Products, Inc. (a)	354,930	4,447,273
Hawk Corp., Class A (a)	26,596	535,377
Auto Components Total		8,703,442
Diversified Consumer Services – 1.3%
Nobel Learning Communities, Inc. (a)	165,966	2,638,860
Regis Corp.	233,720	6,427,300
Diversified Consumer Services Total		9,066,160
Hotels, Restaurants & Leisure – 1.7%
CEC Entertainment, Inc. (a)	183,507	6,092,432
Morgans Hotel Group Co. (a)	204,831	2,234,706
O'Charleys, Inc.	345,362	3,021,918
Hotels, Restaurants & Leisure Total		11,349,056
Household Durables – 0.3%
Jarden Corp. (a)	83,292	1,953,197
Household Durables Total		1,953,197
Internet & Catalog Retail – 0.1%
Valuevision Media, Inc., Class A (a)	293,427	542,840
Internet & Catalog Retail Total		542,840
Leisure Equipment & Products – 1.5%
Callaway Golf Co.	153,447	2,158,999
RC2 Corp. (a)	195,947	3,918,940
Steinway Musical Instruments, Inc. (a)	147,764	4,184,677
Leisure Equipment & Products Total		10,262,616
Media – 0.5%
Scholastic Corp.	103,586	2,660,088
Sinclair Broadcast Group, Inc., Class A	154,723	779,804
Media Total		3,439,892
Specialty Retail – 3.8%
Buckle, Inc.	49,221	2,733,734
Collective Brands, Inc. (a)	324,407	5,939,892
Monro Muffler Brake, Inc.	237,599	5,479,033
Penske Auto Group, Inc.	102,500	1,175,675
Rent-A-Center, Inc. (a)	276,682	6,164,475
Stage Stores, Inc.	322,028	4,398,903
Specialty Retail Total		25,891,712

	Shares	Value ($)
Textiles, Apparel & Luxury Goods – 1.6%
Quiksilver, Inc. (a)	189,605	1,088,333
Rocky Brands, Inc. (a)	107,199	356,972
Unifirst Corp. (b)	212,019	9,135,899
Textiles, Apparel & Luxury Goods Total		10,581,204
Consumer Discretionary Total		81,790,119
Consumer Staples – 1.9%
Food & Staples Retailing – 1.0%
Casey's General Stores, Inc.	114,404	3,451,569
Pantry, Inc. (a)	147,516	3,125,864
Food & Staples Retailing Total		6,577,433
Food Products – 0.6%
Corn Products International, Inc.	125,401	4,047,944
Food Products Total		4,047,944
Household Products – 0.3%
Central Garden & Pet Co. (a)	120,583	709,028
Central Garden & Pet Co., Class A (a)	241,166	1,434,938
Household Products Total		2,143,966
Personal Products – 0.0%
Langer, Inc. (a)	264,203	237,783
Personal Products Total		237,783
Consumer Staples Total		13,007,126
Energy – 3.7%
Energy Equipment & Services – 2.8%
Gulfmark Offshore, Inc. (a)	114,691	5,147,332
Newpark Resources, Inc. (a)	415,440	3,032,712
Oceaneering International, Inc. (a)	36,570	1,949,912
Superior Well Services, Inc. (a)	82,380	2,085,038
Tetra Technologies, Inc. (a)	471,781	6,534,167
Energy Equipment & Services Total		18,749,161
Oil, Gas & Consumable Fuels – 0.9%
EXCO Resources, Inc. (a)	167,187	2,728,492
GeoMet, Inc. (a)	113,417	616,988
Kodiak Oil & Gas Corp. (a)	148,258	222,387
Petroquest Energy, Inc. (a)	83,354	1,279,484
Quest Resource Corp. (a)	216,756	576,571
Warren Resources, Inc. (a)	73,552	734,049
Oil, Gas & Consumable Fuels Total		6,157,971
Energy Total		24,907,132

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund

September 30, 2008

Common Stocks (continued)
	Shares	Value ($)
Financials – 9.9%
Capital Markets – 0.3%
Waddell & Reed Financial, Inc., Class A	86,607	2,143,523
Capital Markets Total		2,143,523
Commercial Banks – 1.8%
Boston Private Financial Holdings, Inc.	46,950	410,343
Oriental Financial Group	313,309	5,595,699
Taylor Capital Group, Inc.	195,582	2,345,028
Webster Financial Corp.	156,870	3,960,967
Commercial Banks Total		12,312,037
Consumer Finance – 0.2%
QC Holdings, Inc.	177,170	1,211,843
Consumer Finance Total		1,211,843
Insurance – 3.3%
Darwin Professional Underwriters, Inc. (a)	105,691	3,288,047
Delphi Financial Group, Inc., Class A	94,100	2,638,564
First Mercury Financial Corp. (a)	206,217	2,938,592
Hilb Rogal & Hobbs Co.	17,256	806,545
Horace Mann Educators Corp.	208,017	2,677,179
National Interstate Corp.	72,821	1,749,889
NYMAGIC, Inc.	80,124	2,023,131
Phoenix Companies, Inc.	127,255	1,175,836
RAM Holdings Ltd. (a)	251,956	423,286
State Auto Financial Corp.	143,254	4,164,394
Insurance Total		21,885,463
Real Estate Investment Trusts (REITs) – 2.5%
Acadia Realty Trust	145,004	3,665,701
American Campus Communities, Inc.	97,932	3,317,936
DiamondRock Hospitality Co.	258,924	2,356,209
DuPont Fabros Technology, Inc.	139,800	2,131,950
First Potomac Realty Trust	239,848	4,122,987
Gramercy Capital Corp.	206,785	535,573
Sunstone Hotel Investors, Inc.	74,293	1,002,956
Real Estate Investment Trusts (REITs) Total		17,133,312
Thrifts & Mortgage Finance – 1.8%
Abington Bancorp, Inc.	176,921	1,790,440
Dime Community Bancshares	154,367	2,349,466
Encore Bancshares, Inc. (a)	22,025	396,450
First Niagara Financial Group, Inc.	119,759	1,886,204
Flagstar BanCorp, Inc.	217,148	647,101

	Shares	Value ($)
Jefferson Bancshares, Inc.	219,422	2,051,596
NewAlliance Bancshares, Inc.	196,389	2,951,727
Thrifts & Mortgage Finance Total		12,072,984
Financials Total		66,759,162
Health Care – 16.4%
Biotechnology – 0.3%
BioMarin Pharmaceuticals, Inc. (a)	74,541	1,974,591
Biotechnology Total		1,974,591
Health Care Equipment & Supplies – 5.5%
Analogic Corp.	74,306	3,697,467
Cooper Companies, Inc.	71,074	2,470,532
Datascope Corp.	120,584	6,225,752
Greatbatch, Inc. (a)	113,953	2,796,407
Invacare Corp.	314,951	7,602,917
STAAR Surgical Co. (a)	610,327	2,740,368
Symmetry Medical, Inc. (a)	218,558	4,056,436
Thoratec Corp. (a)	115,887	3,042,034
West Pharmaceutical Services, Inc.	98,440	4,805,841
Health Care Equipment & Supplies Total		37,437,754
Health Care Providers & Services – 6.5%
Air Methods Corp. (a)	140,129	3,967,052
LifePoint Hospitals, Inc. (a)	169,095	5,434,713
Magellan Health Services, Inc. (a)	91,426	3,753,952
Owens & Minor, Inc.	70,752	3,431,472
Providence Service Corp. (a)	426,005	4,174,849
PSS World Medical, Inc. (a)	143,202	2,792,439
Psychiatric Solutions, Inc. (a)	101,145	3,838,453
Res-Care, Inc. (a)	759,384	13,775,226
U.S. Physical Therapy, Inc. (a)	138,507	2,404,481
Health Care Providers & Services Total		43,572,637
Health Care Technology – 0.0%
Mediware Information Systems (a)	11,614	63,993
Health Care Technology Total		63,993
Life Sciences Tools & Services – 1.1%
Cambrex Corp. (a)	435,103	2,675,884
Strategic Diagnostics, Inc. (a)	476,278	771,570
Varian, Inc. (a)	86,981	3,731,485
Life Sciences Tools & Services Total		7,178,939
Pharmaceuticals – 3.0%
Acusphere, Inc. (a)	366,691	128,342
Adolor Corp. (a)	160,860	554,967
Hi-Tech Pharmacal Co., Inc. (a)	211,765	2,079,532
KV Pharmaceutical Co., Class A (a)	279,589	6,349,466
Noven Pharmaceuticals, Inc. (a)	164,896	1,925,985

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund

September 30, 2008

Common Stocks (continued)
	Shares	Value ($)
Obagi Medical Products, Inc. (a)	395,931	3,951,391
Valeant Pharmaceuticals International (a)	273,310	5,594,656
Pharmaceuticals Total		20,584,339
Health Care Total		110,812,253
Industrials – 20.3%
Aerospace & Defense – 2.9%
AAR Corp. (a)	336,794	5,587,413
Argon ST, Inc. (a)	127,031	2,983,958
Ladish Co., Inc. (a)	87,637	1,774,649
LMI Aerospace, Inc. (a)	71,907	1,446,050
Moog, Inc., Class A (a)	170,941	7,329,950
Aerospace & Defense Total		19,122,020
Air Freight & Logistics – 0.4%
Pacer International, Inc.	169,838	2,797,232
Air Freight & Logistics Total		2,797,232
Building Products – 1.7%
Insteel Industries, Inc.	57,424	780,392
NCI Building Systems, Inc. (a)	334,819	10,630,503
Building Products Total		11,410,895
Commercial & Professional Services – 1.5%
Clean Harbors, Inc. (a)	44,560	3,010,028
Consolidated Graphics, Inc. (a)	100,444	3,046,466
McGrath Rentcorp	145,268	4,186,624
Commercial & Professional Services Total		10,243,118
Construction & Engineering – 2.8%
EMCOR Group, Inc. (a)	305,968	8,053,078
MasTec, Inc. (a)	309,117	4,108,165
Northwest Pipe Co. (a)	114,681	5,002,385
Sterling Construction Co., Inc. (a)	107,162	1,736,024
Construction & Engineering Total		18,899,652
Electrical Equipment – 2.9%
AZZ, Inc. (a)	58,832	2,433,880
Baldor Electric Co.	146,554	4,222,221
BTU International, Inc. (a)	268,842	2,365,809
GrafTech International Ltd. (a)	309,746	4,680,262
LSI Industries, Inc.	435,588	3,602,313
Powell Industries, Inc. (a)	59,041	2,409,463
Electrical Equipment Total		19,713,948
Machinery – 2.8%
Albany International Corp., Class A	162,464	4,440,141
Flanders Corp. (a)	476,926	3,004,634
Key Technology, Inc. (a)(b)	150,933	3,577,112

	Shares	Value ($)
Miller Industries, Inc. (a)	150,482	1,115,072
Nordson Corp.	41,764	2,051,030
Oshkosh Corp.	77,712	1,022,690
Tennant Co.	113,192	3,877,958
Machinery Total		19,088,637
Professional Services – 2.9%
FTI Consulting, Inc. (a)	61,362	4,432,791
Kforce, Inc. (a)	763,037	7,790,608
MPS Group, Inc. (a)	284,082	2,863,547
Navigant Consulting, Inc. (a)	110,678	2,201,385
Spherion Corp. (a)	427,145	2,080,196
Professional Services Total		19,368,527
Road & Rail – 1.3%
Arkansas Best Corp.	53,192	1,792,039
Frozen Food Express Industries	132,197	715,186
Kansas City Southern (a)	86,315	3,828,933
Werner Enterprises, Inc.	120,809	2,622,763
Road & Rail Total		8,958,921
Trading Companies & Distributors – 1.1%
Kaman Corp.	130,695	3,722,194
Rush Enterprises, Inc., Class A (a)	120,130	1,537,664
Rush Enterprises, Inc., Class B (a)	159,851	2,007,728
Trading Companies & Distributors Total		7,267,586
Industrials Total		136,870,536
Information Technology – 21.3%
Communications Equipment – 1.5%
ADC Telecommunications, Inc. (a)	269,170	2,274,486
ADTRAN, Inc.	161,346	3,144,634
Globecomm Systems, Inc. (a)	217,539	1,901,291
Performance Technologies, Inc. (a)(b)	619,141	2,711,838
Communications Equipment Total		10,032,249
Computers & Peripherals – 2.4%
Avid Technology, Inc. (a)	71,328	1,716,152
Hypercom Corp. (a)	424,215	1,688,376
iGO, Inc. (a)	428,053	453,736
Imation Corp.	220,204	4,974,408
Presstek, Inc. (a)	396,137	2,234,213
Rimage Corp. (a)	230,354	3,215,742
STEC, Inc. (a)	300,549	2,314,227
Computers & Peripherals Total		16,596,854
Electronic Equipment, Instruments & Components – 5.2%
Agilysys, Inc.	93,645	944,878
Benchmark Electronics, Inc. (a)	911,000	12,826,880
FARO Technologies, Inc. (a)	270,406	5,508,170

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund

September 30, 2008

Common Stocks (continued)
	Shares	Value ($)
Gerber Scientific, Inc. (a)	170,971	1,562,675
Keithley Instruments, Inc.	246,594	2,063,992
LeCroy Corp. (a)	122,148	939,318
Merix Corp. (a)	79,278	101,476
Newport Corp. (a)	263,656	2,842,212
NU Horizons Electronics Corp. (a)	166,162	664,648
Plexus Corp. (a)	237,432	4,914,842
Technitrol, Inc.	213,623	3,159,484
Electronic Equipment, Instruments & Components Total		35,528,575
Internet Software & Services – 1.3%
EarthLink, Inc. (a)	708,940	6,025,990
S1 Corp. (a)	324,260	1,984,471
Selectica, Inc. (a)	715,735	722,893
Internet Software & Services Total		8,733,354
IT Services – 2.6%
Analysts International Corp. (a)	856,765	959,577
Computer Task Group, Inc. (a)	663,206	4,310,839
infoGROUP, Inc.	326,007	2,154,906
Integral Systems, Inc. (a)	167,898	3,487,241
NCI, Inc., Class A (a)	72,368	2,061,041
Startek, Inc. (a)	81,954	526,145
TNS, Inc. (a)	201,301	3,899,200
IT Services Total		17,398,949
Semiconductors & Semiconductor Equipment – 3.8%
ATMI, Inc. (a)	204,551	3,677,827
Cirrus Logic, Inc. (a)	434,092	2,365,801
Exar Corp. (a)	196,713	1,506,822
Fairchild Semiconductor International, Inc. (a)	421,587	3,747,908
Hi/Fn, Inc. (a)	294,786	943,315
International Rectifier Corp. (a)	60,596	1,152,536
IXYS Corp. (a)	193,929	1,762,815
ON Semiconductor Corp. (a)	639,506	4,323,061
Pericom Semiconductor Corp. (a)	246,157	2,584,648
RF Micro Devices, Inc. (a)	342,149	999,075
Ultratech, Inc. (a)	194,130	2,348,973
Semiconductors & Semiconductor Equipment Total		25,412,781
Software – 4.5%
Bottomline Technologies, Inc. (a)	192,412	2,001,085
Epicor Software Corp. (a)	310,023	2,446,081
Lawson Software, Inc. (a)	520,925	3,646,475
Mentor Graphics Corp. (a)	362,924	4,119,187
MSC.Software Corp. (a)	358,302	3,833,831
PLATO Learning, Inc. (a)	262,046	744,211
Progress Software Corp. (a)	254,290	6,608,997

	Shares	Value ($)
Sonic Solutions (a)	248,744	1,094,474
Sybase, Inc. (a)	184,587	5,652,054
Software Total		30,146,395
Information Technology Total		143,849,157
Materials – 4.0%
Chemicals – 2.7%
H.B. Fuller Co.	332,114	6,931,219
Sensient Technologies Corp.	248,486	6,989,911
Spartech Corp.	446,607	4,421,409
Chemicals Total		18,342,539
Containers & Packaging – 0.8%
Greif, Inc., Class A	86,190	5,655,788
Containers & Packaging Total		5,655,788
Paper & Forest Products – 0.5%
Glatfelter Co.	237,822	3,220,110
Paper & Forest Products Total		3,220,110
Materials Total		27,218,437
Telecommunication Services – 0.3%
Diversified Telecommunication Services – 0.3%
General Communication, Inc., Class A (a)	197,142	1,825,535
Diversified Telecommunication Services Total		1,825,535
Telecommunication Services Total		1,825,535
Utilities – 3.3%
Electric Utilities – 0.4%
Otter Tail Corp.	81,900	2,516,787
Electric Utilities Total		2,516,787
Gas Utilities – 1.7%
New Jersey Resources Corp.	126,299	4,532,871
Northwest Natural Gas Co.	36,786	1,912,872
South Jersey Industries, Inc.	139,390	4,976,223
Gas Utilities Total		11,421,966
Water Utilities – 1.2%
American States Water Co.	114,859	4,422,071
California Water Service Group	102,773	3,956,761
Water Utilities Total		8,378,832
Utilities Total		22,317,585
Total Common Stocks (cost of $619,711,191)		629,357,042

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund

September 30, 2008

Short-Term Obligation – 8.6%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 09/30/08, due 10/01/08 at 0.200%, collateralized by U.S. Treasury Obligations with various maturities to 02/29/12, market value $58,885,713 (repurchase proceeds $57,731,321)	57,731,000	57,731,000
Total Short-Term Obligation (cost of $57,731,000)		57,731,000
Total Investments – 101.8% (cost of $677,442,191) (c)		687,088,042
Other Assets & Liabilities, Net – (1.8)%		(11,939,956)
Net Assets – 100.0%		675,148,086

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in these affiliated companies during the year ended September 30, 2008, are as follows:

Security name:	Key Technology, Inc.
Shares as of 09/30/07:	152,265
Shares purchased:	43,640
Shares sold:	(44,972)
Shares as of 09/30/08:	150,933
Net realized gain:	$1,139,629
Dividend income earned:	$–
Value at end of period:	$3,577,112
Security name:	Performance Technologies, Inc.
Shares as of 09/30/07:	751,700
Shares purchased:	–
Shares sold:	(132,559)
Shares as of 09/30/08:	619,141
Net realized loss:	$(676,601)
Dividend income earned:	$–
Value at end of period:	$2,711,838
Security name:	Unifirst Corp.
Shares as of 09/30/07:	329,613
Shares purchased:	100,000
Shares sold:	(217,594)
Shares as of 09/30/08:	212,019
Net realized gain:	$2,692,377
Dividend income earned:	$47,886
Value at end of period:	$9,135,899

(c)  Cost for federal income tax purposes is $678,455,600.

At September 30, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	21.3
Industrials	20.3
Health Care	16.4
Consumer Discretionary	12.1
Financials	9.9
Materials	4.0
Energy	3.7
Utilities	3.3
Consumer Staples	1.9
Telecommunication Services	0.3
93.2
Short-Term Obligation	8.6
Other Assets & Liabilities, Net	(1.8)
100.0

See Accompanying Notes to Financial Statements.

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Statements of Assets and Liabilities – Stock Funds
September 30, 2008

	($)	($)	($)	($)	($)
	Columbia Asset Allocation Fund	Columbia Large Cap Growth Fund	Columbia Disciplined Value Fund	Columbia Contrarian Core Fund	Columbia Small Cap Core Fund
Assets
Unaffiliated investments, at identified cost	272,164,672	1,438,406,397	354,293,127	298,391,796	665,571,747
Affiliated investments, at identified cost	—	—	—	—	11,870,444
Total investments, at identified cost	272,164,672	1,438,406,397	354,293,127	298,391,796	677,442,191
Unaffiliated investments, at value	261,824,196	1,393,747,279	332,727,042	322,885,949	671,663,193
Affiliated investments, at value	—	—	—	—	15,424,849
Total investments, at value (including securities on loan of $9,307,789, $—, $—, $—, and $—, respectively)	261,824,196	1,393,747,279	332,727,042	322,885,949	687,088,042
Cash	—	613	8,864	11,520	59,020
Cash collateral for futures contracts	965,000	—	—	—	—
Foreign currency (cost of $5,641, $—, $—, $— and $—, respectively)	5,526	—	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	104,491	—	—	—	—
Receivable for:
Investments sold	3,508,614	43,005,796	—	3,705,257	57,431
Fund shares sold	13,397	2,442,899	2,442,827	97,414	207,383
Interest	941,519	147	24	11	321
Dividends	291,489	1,237,235	877,821	413,747	402,379
Foreign tax reclaim	41,748	—	—	—	—
Futures variation margin	192,521	—	240,667	—	—
Securities lending income	10,272	5,519	8,965	14,046	—
Expense reimbursement due from Investment Advisor	—	—	—	10,142	—
Regulatory settlements	—	1,078,423	—	—	—
Trustees' deferred compensation plan	46,506	186,231	43,553	51,250	78,887
Other assets	1,041	5,817	1,617	1,328	3,898
Total Assets	267,946,320	1,441,709,959	336,351,380	327,190,664	687,897,361
Liabilities
Payable to custodian bank	83,497	—	—	—	—
Collateral on securities loaned	9,660,703	—	—	—	—
Unrealized depreciation on forward foreign currency exchange contracts	58,579	—	—	—	—
Written options at value (premium $3,896, $—, $—, $— and $—, respectively)	4,670	—	—	—	—
Payable for:
Investments purchased	2,503,403	38,005,085	—	3,604,418	9,242,551
Investments purchased on a delayed delivery basis	2,625,097	—	—	—	—
Fund shares repurchased	521,266	1,819,819	1,042,880	801,767	2,159,680
Investment advisory fee	143,356	627,206	202,969	197,719	444,227
Administration fee	14,777	62,276	19,468	18,925	40,581
Transfer agent fee	77,811	413,698	113,938	90,835	561,100
Pricing and bookkeeping fees	12,742	11,785	7,897	7,598	14,700
Trustees' fees	3,336	841	989	489	927
Distribution and service fees	42,814	163,048	33,168	43,001	94,105
Custody fee	34,696	8,390	3,221	3,087	7,340
Chief compliance officer expenses	147	300	187	184	273
Trustees' deferred compensation plan	46,506	186,231	43,553	51,250	78,887
Other liabilities	365,069	197,768	90,736	87,387	104,904
Total Liabilities	16,198,469	41,496,447	1,559,006	4,906,660	12,749,275
Net Assets	251,747,851	1,400,213,512	334,792,374	322,284,004	675,148,086
Net Assets Consist of
Paid-in capital	272,412,280	1,632,684,938	403,330,740	298,648,805	615,347,576
Undistributed (overdistributed) net investment income	(158,517)	2,551,815	279,605	1,911,330	(80,111)
Accumulated net realized gain (loss)	(10,018,780)	(190,364,123)	(46,822,547)	(2,770,284)	50,234,770
Unrealized appreciation (depreciation) on:
Investments	(10,340,476)	(44,659,118)	(21,566,085)	24,494,153	9,645,851
Foreign currency translations	35,179	—	—	—	—
Futures contracts	(181,061)	—	(429,339)	—	—
Written options	(774)	—	—	—	—
Net Assets	251,747,851	1,400,213,512	334,792,374	322,284,004	675,148,086

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Stock Funds
September 30, 2008 (continued)

	Columbia Asset Allocation Fund	Columbia Large Cap Growth Fund	Columbia Disciplined Value Fund	Columbia Contrarian Core Fund	Columbia Small Cap Core Fund
Class A
Net assets	$7,266,416	$156,585,276	$16,170,625	$11,186,616	$115,245,812
Shares outstanding	578,256	8,001,372	1,536,378	940,901	8,149,877
Net asset value per share (a)	$12.57	$19.57	$10.53	$11.89	$14.14
Maximum sales charge	5.75%	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share (b)	$13.34	$20.76	$11.17	$12.62	$15.00
Class B
Net assets	$4,698,581	$58,609,202	$3,913,965	$3,629,014	$23,084,822
Shares outstanding	373,814	3,229,152	394,498	325,844	1,779,376
Net asset value and offering price per share (a)	$12.57	$18.15	$9.92	$11.14	$12.97
Class C
Net assets	$1,496,442	$21,208,266	$2,800,811	$1,717,679	$24,756,189
Shares outstanding	119,025	1,167,881	283,200	154,087	1,906,102
Net asset value and offering price per share (a)	$12.57	$18.16	$9.89	$11.15	$12.99
Class E
Net assets	—	$14,781,671	—	—	—
Shares outstanding	—	756,806	—	—	—
Net asset value per share (a)	—	$19.53	—	—	—
Maximum sales charge	—	4.50%	—	—	—
Maximum offering price per share (b)	—	$20.45	—	—	—
Class F
Net assets	—	$380,475	—	—	—
Shares outstanding	—	20,973	—	—	—
Net asset value and offering price per share (a)	—	$18.14	—	—	—
Class T
Net assets	$130,862,613	$169,295,210	$89,694,481	$132,271,508	$98,298,656
Shares outstanding	10,398,854	8,717,819	8,521,808	11,206,360	7,051,000
Net asset value per share (a)	$12.58	$19.42	$10.53	$11.80	$13.94
Maximum sales charge	5.75%	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share (b)	$13.35	$20.60	$11.17	$12.52	$14.79
Class Z
Net assets	$107,423,799	$979,353,412	$222,212,492	$173,479,187	$413,762,607
Shares outstanding	8,536,185	48,909,526	20,584,674	14,489,683	28,697,951
Net asset value, offering and redemption price per share	$12.58	$20.02	$10.80	$11.97	$14.42

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

Statements of Operations – Stock Funds
For the Year Ended September 30, 2008

	($)	($)	($)	($)	($)
	Columbia Asset Allocation Fund	Columbia Large Cap Growth Fund	Columbia Disciplined Value Fund	Columbia Contrarian Core Fund	Columbia Small Cap Core Fund
Investment Income
Income
Dividends	3,697,974	15,993,211	10,715,921	6,241,140	6,070,215
Dividends from affiliates	—	—	—	—	47,886
Interest	6,718,818	1,152,480	128,863	85,682	605,279
Securities lending	218,567	591,413	155,256	161,039	—
Foreign tax withheld	(106,398)	(13,056)	—	(20,012)	(27,971)
Total Investment Income	10,528,961	17,724,048	11,000,040	6,467,849	6,695,409
Expenses
Investment advisory fee	1,992,133	8,656,167	2,955,744	2,721,935	6,765,818
Administration fee	205,343	865,130	283,214	260,528	625,431
Distribution fee:
Class B	43,876	858,333	42,280	32,466	209,953
Class C	12,712	208,759	31,358	11,935	236,875
Class E	—	17,431	—	—	—
Class F	—	10,541	—	—	—
Service fee:
Class A	20,619	426,118	59,632	29,261	345,533
Class B	14,625	286,111	14,093	10,822	69,984
Class C	4,237	69,587	10,452	3,978	78,958
Class E	—	43,579	—	—	—
Class F	—	3,514	—	—	—
Shareholder service fee—Class T	476,538	644,907	340,268	478,944	337,290
Transfer agent fee	380,251	2,898,548	699,871	471,292	1,330,054
Pricing and bookkeeping fees	144,921	143,202	104,609	99,144	155,166
Trustees' fees	31,713	95,003	36,674	32,773	62,529
Custody fee	203,562	55,664	19,198	19,638	47,957
Chief compliance officer expenses	681	1,197	751	738	963
Other expenses	250,868	769,469	271,804	260,084	361,464
Expenses before interest expense	3,782,079	16,053,260	4,869,948	4,433,538	10,627,975
Interest expense	—	—	3,344	224	—
Total Expenses	3,782,079	16,053,260	4,873,292	4,433,762	10,627,975
Fees waived or expenses reimbursed by Investment Advisor	—	—	—	(382,426)	—
Expense reductions	(24,756)	(140,312)	(15,947)	(26,028)	(10,145)
Net Expenses	3,757,323	15,912,948	4,857,345	4,025,308	10,617,830
Net Investment Income (Loss)	6,771,638	1,811,100	6,142,695	2,442,541	(3,922,421)

See Accompanying Notes to Financial Statements.

Statements of Operations – Stock Funds
For the Year Ended September 30, 2008 (continued)

	($)	($)	($)	($)	($)
	Columbia Asset Allocation Fund	Columbia Large Cap Growth Fund	Columbia Disciplined Value Fund	Columbia Contrarian Core Fund	Columbia Small Cap Core Fund
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Futures Contracts, Foreign Capital Gains Tax and Written Options
Net realized gain (loss) on:
Unaffiliated investments	(5,775,462)	(7,970,706)	(44,515,457)	3,542,460	88,930,232
Affiliated investments	—	—	—	—	3,155,405
Foreign currency transactions	(447,152)	—	—	—	—
Futures contracts	(960,000)	—	(896,732)	—	—
Written options	76,543	—	—	—	—
Net realized gain (loss)	(7,106,071)	(7,970,706)	(45,412,189)	3,542,460	92,085,637
Net change in unrealized appreciation (depreciation) on:
Investments	(50,833,926)	(388,568,864)	(86,251,662)	(65,572,460)	(219,195,085)
Foreign currency translations	(34,221)	—	—	—	—
Futures contracts	(298,243)	—	(752,241)	—	—
Written options	(21,519)	—	—	—	—
Net change in unrealized appreciation (depreciation)	(51,187,909)	(388,568,864)	(87,003,903)	(65,572,460)	(219,195,085)
Net Loss	(58,293,980)	(396,539,570)	(132,416,092)	(62,030,000)	(127,109,448)
Net Decrease Resulting from Operations	(51,522,342)	(394,728,470)	(126,273,397)	(59,587,459)	(131,031,869)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Stock Funds

Increase (Decrease) in Net Assets	Columbia Asset Allocation Fund		Columbia Large Cap Growth Fund		Columbia Disciplined Value Fund
	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
	2008 ($)	2007 ($)(a)	2008 ($)	2007 ($)(a)	2008 ($)	2007 ($)(a)
Operations
Net investment income (loss)	6,771,638	6,957,563	1,811,100	2,296,070	6,142,695	5,366,845
Net realized gain (loss) on investments, foreign currency transactions, futures contracts and written options	(7,106,071)	31,742,370	(7,970,706)	206,032,477	(45,412,189)	60,559,515
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, futures contracts and written options	(51,187,909)	8,276,416	(388,568,864)	164,464,746	(87,003,903)	1,428,627
Net increase (decrease) resulting from operations	(51,522,342)	46,976,349	(394,728,470)	372,793,293	(126,273,397)	67,354,987
Distributions to Shareholders
From net investment income:
Class A	(197,762)	(141,020)	—	(171,462)	(308,780)	(233,862)
Class B	(91,484)	(81,090)	—	(12)	(31,729)	(15,898)
Class C	(26,950)	(18,822)	—	—	(20,476)	(7,895)
Class E	—	—	—	(15,174)	—	—
Class G	—	(72,881)	—	—	—	(5,638)
Class T	(3,560,124)	(3,452,173)	—	(259,486)	(1,411,835)	(1,299,456)
Class Z	(3,298,884)	(3,349,133)	(2,224,336)	(2,241,107)	(4,202,294)	(3,815,099)
From net realized gains:
Class A	(723,894)	(419,073)	(11,577,199)	(2,031,714)	(3,659,576)	(1,417,443)
Class B	(545,891)	(451,652)	(11,130,619)	(3,678,918)	(870,037)	(588,081)
Class C	(160,133)	(88,154)	(2,290,476)	(527,182)	(639,638)	(255,406)
Class E	—	—	(1,232,359)	(221,051)	—	—
Class F	—	—	(188,065)	(85,616)	—	—
Class G	—	(614,482)	—	(393,409)	—	(197,222)
Class T	(14,928,189)	(11,761,474)	(16,307,165)	(3,400,942)	(15,296,653)	(12,494,021)
Class Z	(12,207,866)	(10,241,990)	(85,740,579)	(18,366,994)	(36,691,117)	(25,738,056)
Total distributions to shareholders	(35,741,177)	(30,691,944)	(130,690,798)	(31,393,067)	(63,132,135)	(46,068,077)
Net Capital Share Transactions	(2,597,208)	(26,064,041)	(11,914,912)	(210,406,249)	(5,902,983)	63,281,717
Increase from regulatory settlements	—	—	1,089,186	—	—	—
Net increase (decrease) in net assets	(89,860,727)	(9,779,636)	(536,244,994)	130,993,977	(195,308,515)	84,568,627
Net Assets
Beginning of period	341,608,578	351,388,214	1,936,458,506	1,805,464,529	530,100,889	445,532,262
End of period	251,747,851	341,608,578	1,400,213,512	1,936,458,506	334,792,374	530,100,889
Undistributed (overdistributed) net investment income at end of period	(158,517)	405,073	2,551,815	1,979,558	279,605	195,356

(a)  Class G shares reflect activity for the period October 1, 2006 through August 8, 2007. On August 8, 2007, Class G shares converted to Class T shares.

See Accompanying Notes to Financial Statements.

Increase (Decrease) in Net Assets	Columbia Contrarian Core Fund		Columbia Small Cap Core Fund
	Year Ended September 30,		Year Ended September 30,
	2008 ($)	2007 ($)(a)	2008 ($)	2007 ($)(a)
Operations
Net investment income (loss)	2,442,541	1,878,037	(3,922,421)	4,370,779
Net realized gain (loss) on investments, foreign currency transactions, futures contracts and written options	3,542,460	53,774,757	92,085,637	233,156,788
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, futures contracts and written options	(65,572,460)	25,296,904	(219,195,085)	(65,844,556)
Net increase (decrease) resulting from operations	(59,587,459)	80,949,698	(131,031,869)	171,683,011
Distributions to Shareholders
From net investment income:
Class A	(41,459)	—	(313,396)	—
Class B	—	—	—	—
Class C	—	—	—	—
Class E	—	—	—	—
Class G	—	—	—	—
Class T	(523,167)	(319)	(184,037)	—
Class Z	(1,372,481)	(565,065)	(3,485,596)	—
From net realized gains:
Class A	(1,125,847)	(859,588)	(30,396,930)	(20,681,734)
Class B	(466,120)	(429,883)	(6,593,541)	(4,457,286)
Class C	(131,887)	(79,050)	(7,737,478)	(5,252,814)
Class E	—	—	—	—
Class F	—	—	—	—
Class G	—	(295,968)	—	(747,564)
Class T	(16,463,774)	(13,657,644)	(24,251,745)	(14,911,569)
Class Z	(22,118,426)	(20,205,123)	(144,889,355)	(98,828,377)
Total distributions to shareholders	(42,243,161)	(36,092,640)	(217,852,078)	(144,879,344)
Net Capital Share Transactions	(17,037,006)	(48,864,435)	(201,619,486)	(148,719,232)
Increase from regulatory settlements	—	—	—	—
Net increase (decrease) in net assets	(118,867,626)	(4,007,377)	(550,503,433)	(121,915,565)
Net Assets
Beginning of period	441,151,630	445,159,007	1,225,651,519	1,347,567,084
End of period	322,284,004	441,151,630	675,148,086	1,225,651,519
Undistributed (overdistributed) net investment income at end of period	1,911,330	1,506,399	(80,111)	3,917,490

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Asset Allocation Fund
	Year Ended September 30, 2008		Year Ended September 30, 2007(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	197,474	2,903,127	180,161	2,928,368
Distributions reinvested	58,632	883,969	33,719	534,132
Redemptions	(172,671)	(2,495,559)	(84,203)	(1,366,725)
Net increase	83,435	1,291,537	129,677	2,095,775
Class B
Subscriptions	100,624	1,491,826	57,038	928,170
Distributions reinvested	38,828	589,166	30,743	485,525
Redemptions	(135,789)	(1,949,904)	(140,335)	(2,280,263)
Net increase (decrease)	3,663	131,088	(52,554)	(866,568)
Class C
Subscriptions	40,510	586,522	37,410	605,097
Distributions reinvested	11,064	167,904	5,867	92,767
Redemptions	(40,020)	(572,939)	(15,578)	(254,058)
Net increase (decrease)	11,554	181,487	27,699	443,806
Class E
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net increase	—	—	—	—
Class F
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net decrease	—	—	—	—
Class G
Subscriptions	—	—	10,686	173,323
Distributions reinvested	—	—	42,811	674,160
Redemptions	—	—	(701,470)	(11,433,096)
Net decrease	—	—	(647,973)	(10,585,613)
Class T
Subscriptions	74,641	1,095,793	702,659	11,474,453
Distributions reinvested	1,192,504	18,031,577	935,483	14,819,321
Redemptions	(1,612,931)	(23,705,569)	(1,799,843)	(29,320,832)
Net decrease	(345,786)	(4,578,199)	(161,701)	(3,027,058)
Class Z
Subscriptions	1,182,443	17,148,685	353,527	5,738,177
Distributions reinvested	900,520	13,588,996	746,248	11,817,739
Redemptions	(2,140,627)	(30,360,802)	(1,945,955)	(31,680,299)
Net increase (decrease)	(57,664)	376,879	(846,180)	(14,124,383)

(a)  On August 8, 2007, Class G shares converted to Class T shares.

See Accompanying Notes to Financial Statements.

	Columbia Large Cap Growth Fund
	Year Ended September 30, 2008		Year Ended September 30, 2007(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	3,052,442	71,281,501	2,150,850	52,455,831
Distributions reinvested	400,865	10,342,317	83,467	1,963,964
Redemptions	(1,708,127)	(39,787,035)	(1,597,266)	(38,734,036)
Net increase	1,745,180	41,836,783	637,051	15,685,759
Class B
Subscriptions	89,653	1,994,153	141,434	3,235,215
Distributions reinvested	427,139	10,285,500	152,226	3,382,434
Redemptions	(3,985,922)	(86,976,811)	(4,384,260)	(100,253,074)
Net increase (decrease)	(3,469,130)	(74,697,158)	(4,090,600)	(93,635,425)
Class C
Subscriptions	130,752	2,970,379	148,057	3,369,513
Distributions reinvested	76,612	1,845,584	19,670	437,270
Redemptions	(305,949)	(6,640,695)	(375,109)	(8,595,097)
Net increase (decrease)	(98,585)	(1,824,732)	(207,382)	(4,788,314)
Class E
Subscriptions	97,348	2,306,175	135,163	3,269,615
Distributions reinvested	47,726	1,229,898	10,039	236,225
Redemptions	(68,432)	(1,626,700)	(52,081)	(1,262,052)
Net increase	76,642	1,909,373	93,121	2,243,788
Class F
Subscriptions	3,297	72,377	3,845	89,595
Distributions reinvested	7,813	188,065	3,853	85,616
Redemptions	(106,218)	(2,348,463)	(144,360)	(3,293,578)
Net decrease	(95,108)	(2,088,021)	(136,662)	(3,118,367)
Class G
Subscriptions	—	—	23,676	520,721
Distributions reinvested	—	—	18,127	390,277
Redemptions	—	—	(1,251,512)	(28,305,066)
Net decrease	—	—	(1,209,709)	(27,394,068)
Class T
Subscriptions	136,148	3,185,655	1,131,841	27,907,744
Distributions reinvested	623,267	15,961,865	152,970	3,576,443
Redemptions	(1,255,111)	(29,455,246)	(1,558,937)	(37,510,316)
Net decrease	(495,696)	(10,307,726)	(274,126)	(6,026,129)
Class Z
Subscriptions	5,946,708	141,918,882	4,619,814	116,161,518
Distributions reinvested	2,365,715	62,336,591	639,489	15,328,552
Redemptions	(7,096,396)	(170,998,904)	(9,108,657)	(224,863,563)
Net increase (decrease)	1,216,027	33,256,569	(3,849,354)	(93,373,493)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Disciplined Value Fund
	Year Ended September 30, 2008		Year Ended September 30, 2007(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	405,173	5,404,894	1,770,526	28,466,004
Distributions reinvested	251,100	3,493,211	95,435	1,468,403
Redemptions	(1,246,088)	(16,101,999)	(549,769)	(8,693,199)
Net increase (decrease)	(589,815)	(7,203,894)	1,316,192	21,241,208
Class B
Subscriptions	48,749	624,153	236,879	3,614,659
Distributions reinvested	59,953	790,418	35,787	519,467
Redemptions	(211,203)	(2,524,882)	(132,031)	(2,016,449)
Net increase (decrease)	(102,501)	(1,110,311)	140,635	2,117,677
Class C
Subscriptions	89,813	1,116,398	362,864	5,520,702
Distributions reinvested	42,444	557,859	14,638	212,086
Redemptions	(214,878)	(2,553,953)	(132,329)	(2,045,973)
Net increase (decrease)	(82,621)	(879,696)	245,173	3,686,815
Class G
Subscriptions	—	—	4,135	62,375
Distributions reinvested	—	—	13,962	202,665
Redemptions	—	—	(161,554)	(2,454,028)
Net decrease	—	—	(143,457)	(2,188,988)
Class T
Subscriptions	59,829	756,203	226,408	3,619,440
Distributions reinvested	1,185,592	16,464,091	885,893	13,590,075
Redemptions	(1,326,278)	(16,955,125)	(1,272,443)	(20,448,954)
Net increase (decrease)	(80,857)	265,169	(160,142)	(3,239,439)
Class Z
Subscriptions	4,055,288	53,584,460	5,854,266	95,800,402
Distributions reinvested	1,351,091	19,295,848	1,029,907	16,143,481
Redemptions	(5,288,025)	(69,854,559)	(4,267,841)	(70,279,439)
Net increase (decrease)	118,354	3,025,749	2,616,332	41,664,444

(a)  On August 8, 2007, Class G shares converted to Class T shares.

See Accompanying Notes to Financial Statements.

	Columbia Contrarian Core Fund
	Year Ended September 30, 2008		Year Ended September 30, 2007(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	251,873	3,365,188	109,489	1,588,680
Distributions reinvested	77,223	1,125,917	58,967	820,227
Redemptions	(165,492)	(2,251,895)	(145,340)	(2,104,833)
Net increase (decrease)	163,604	2,239,210	23,116	304,074
Class B
Subscriptions	61,049	772,905	28,278	385,523
Distributions reinvested	30,457	418,472	29,021	384,244
Redemptions	(92,569)	(1,164,528)	(150,431)	(2,083,969)
Net increase (decrease)	(1,063)	26,849	(93,132)	(1,314,202)
Class C
Subscriptions	101,333	1,290,847	42,484	585,336
Distributions reinvested	7,977	109,683	3,798	50,326
Redemptions	(52,521)	(692,498)	(16,427)	(222,745)
Net increase (decrease)	56,789	708,032	29,855	412,917
Class G
Subscriptions	—	—	7,669	103,973
Distributions reinvested	—	—	21,030	275,701
Redemptions	—	—	(291,409)	(4,075,162)
Net decrease	—	—	(262,710)	(3,695,488)
Class T
Subscriptions	107,254	1,482,245	320,798	4,720,903
Distributions reinvested	1,125,256	16,293,706	945,404	13,074,931
Redemptions	(1,538,327)	(20,983,001)	(1,837,204)	(26,532,644)
Net increase (decrease)	(305,817)	(3,207,050)	(571,002)	(8,736,810)
Class Z
Subscriptions	684,939	9,231,408	602,902	8,796,060
Distributions reinvested	1,341,183	19,648,343	1,241,550	17,344,450
Redemptions	(3,271,455)	(45,683,798)	(4,264,614)	(61,975,436)
Net increase (decrease)	(1,245,333)	(16,804,047)	(2,420,162)	(35,834,926)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Small Cap Core Fund
	Year Ended September 30, 2008		Year Ended September 30, 2007(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	922,622	14,115,438	903,461	18,016,706
Distributions reinvested	1,853,851	29,216,697	1,030,696	19,562,596
Redemptions	(3,448,586)	(53,363,614)	(2,767,533)	(55,090,029)
Net decrease	(672,113)	(10,031,479)	(833,376)	(17,510,727)
Class B
Subscriptions	13,702	197,333	16,187	299,632
Distributions reinvested	418,959	6,095,850	230,550	4,124,545
Redemptions	(569,202)	(8,150,007)	(418,303)	(7,865,585)
Net decrease	(136,541)	(1,856,824)	(171,566)	(3,441,408)
Class C
Subscriptions	57,885	832,429	53,482	989,340
Distributions reinvested	473,257	6,890,619	259,493	4,647,523
Redemptions	(879,920)	(12,565,729)	(524,194)	(9,807,888)
Net decrease	(348,778)	(4,842,681)	(211,219)	(4,171,025)
Class G
Subscriptions	—	—	2,236	41,439
Distributions reinvested	—	—	40,261	713,430
Redemptions	—	—	(392,499)	(7,264,706)
Net decrease	—	—	(350,002)	(6,509,837)
Class T
Subscriptions	187,496	2,838,894	502,935	9,881,160
Distributions reinvested	1,454,898	22,609,113	731,833	13,736,501
Redemptions	(1,486,975)	(22,864,774)	(1,280,343)	(25,169,851)
Net increase (decrease)	155,419	2,583,233	(45,575)	(1,552,190)
Class Z
Subscriptions	4,643,406	72,532,539	4,363,649	88,313,789
Distributions reinvested	6,363,669	102,073,253	3,359,060	64,661,908
Redemptions	(23,349,696)	(362,077,527)	(13,263,308)	(268,509,742)
Net decrease	(12,342,621)	(187,471,735)	(5,540,599)	(115,534,045)

(a)  On August 8, 2007, Class G shares converted to Class T shares.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class A Shares	2008		2007		2006		2005		2004 (a)
Net Asset Value, Beginning of Period	$16.80		$16.06		$16.47		$15.06		$14.01
Income from Investment Operations:
Net investment income (b)	0.31		0.32		0.22		0.27	(c)	0.21
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures contracts, foreign capital gains tax and written options	(2.76)		1.86		0.92		1.41		1.11
Total from investment operations	(2.45)		2.18		1.14		1.68		1.32
Less Distributions to Shareholders:
From net investment income	(0.34)		(0.33)		(0.31)		(0.27)		(0.27)
From net realized gains	(1.44)		(1.11)		(1.24)		—		—
Total distributions to shareholders	(1.78)		(1.44)		(1.55)		(0.27)		(0.27)
Net Asset Value, End of Period	$12.57		$16.80		$16.06		$16.47		$15.06
Total return (d)	(16.23)%		14.24%		7.39	%(e)(f)	11.20	%(f)	9.46	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.29	%(g)	1.32	%(h)	1.31	%(h)	1.35	%(h)	1.43	%(h)
Waiver/Reimbursement	—		—		0.01%		0.01%		—	%(i)
Net investment income	2.17	%(g)	1.98	%(h)	1.38	%(h)	1.66	%(h)	1.43	%(h)
Portfolio turnover rate	94%		100%		98%		86%		75%
Net assets, end of period (000's)	$7,266		$8,314		$5,863		$4,206		$2,901

(a)  On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value by less than 0.01% and less than $0.01, respectively.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class B Shares	2008		2007		2006		2005		2004 (a)
Net Asset Value, Beginning of Period	$16.80		$16.06		$16.47		$15.06		$14.00
Income from Investment Operations:
Net investment income (b)	0.20		0.20		0.17		0.15	(c)	0.10
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures contracts, foreign capital gains tax and written options	(2.76)		1.86		0.85		1.41		1.11
Total from investment operations	(2.56)		2.06		1.02		1.56		1.21
Less Distributions to Shareholders:
From net investment income	(0.23)		(0.21)		(0.19)		(0.15)		(0.15)
From net realized gains	(1.44)		(1.11)		(1.24)		—		—
Total distributions to shareholders	(1.67)		(1.32)		(1.43)		(0.15)		(0.15)
Net Asset Value, End of Period	$12.57		$16.80		$16.06		$16.47		$15.06
Total return (d)	(16.88)%		13.40%		6.59	%(e)(f)	10.37	%(f)	8.68	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses	2.04	%(g)	2.07	%(h)	2.06	%(h)	2.10	%(h)	2.18	%(h)
Waiver/Reimbursement	—		—		0.01%		0.01%		—	%(i)
Net investment income	1.40	%(g)	1.21	%(h)	1.08	%(h)	0.91	%(h)	0.68	%(h)
Portfolio turnover rate	94%		100%		98%		86%		75%
Net assets, end of period (000's)	$4,699		$6,219		$6,788		$7,166		$4,926

(a)  On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value by less than 0.01% and less than $0.01, respectively.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class C Shares	2008		2007		2006		2005		2004 (a)
Net Asset Value, Beginning of Period	$16.81		$16.06		$16.47		$15.06		$14.00
Income from Investment Operations:
Net investment income (b)	0.21		0.20		0.16		0.14	(c)	0.10
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures contracts, foreign capital gains tax and written options	(2.78)		1.87		0.86		1.42		1.11
Total from investment operations	(2.57)		2.07		1.02		1.56		1.21
Less Distributions to Shareholders:
From net investment income	(0.23)		(0.21)		(0.19)		(0.15)		(0.15)
From net realized gains	(1.44)		(1.11)		(1.24)		—		—
Total distributions to shareholders	(1.67)		(1.32)		(1.43)		(0.15)		(0.15)
Net Asset Value, End of Period	$12.57		$16.81		$16.06		$16.47		$15.06
Total return (d)	(16.93)%		13.46%		6.59	%(e)(f)	10.37	%(f)	8.67	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses	2.04	%(g)	2.07	%(h)	2.06	%(h)	2.10	%(h)	2.19	%(h)
Waiver/Reimbursement	—		—		0.01%		0.01%		—	%(i)
Net investment income	1.41	%(g)	1.23	%(h)	0.98	%(h)	0.91	%(h)	0.69	%(h)
Portfolio turnover rate	94%		100%		98%		86%		75%
Net assets, end of period (000's)	$1,496		$1,806		$1,281		$704		$514

(a)  On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value by less than 0.01% and less than $0.01, respectively.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class T Shares	2008		2007 (a)		2006		2005		2004 (b)
Net Asset Value, Beginning of Period	$16.82		$16.08		$16.48		$15.07		$14.01
Income from Investment Operations:
Net investment income (c)	0.31		0.31		0.28		0.26	(d)	0.21
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures contracts, foreign capital gains tax and written options	(2.78)		1.86		0.87		1.41		1.11
Total from investment operations	(2.47)		2.17		1.15		1.67		1.32
Less Distributions to Shareholders:
From net investment income	(0.33)		(0.32)		(0.31)		(0.26)		(0.26)
From net realized gains	(1.44)		(1.11)		(1.24)		—		—
Total distributions to shareholders	(1.77)		(1.43)		(1.55)		(0.26)		(0.26)
Net Asset Value, End of Period	$12.58		$16.82		$16.08		$16.48		$15.07
Total return (e)	(16.32)%		14.17%		7.39	%(f)(g)	11.14	%(g)	9.47	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.34	%(h)	1.37	%(i)	1.36	%(i)	1.40	%(i)	1.49	%(i)
Waiver/Reimbursement	—		—		0.01%		0.01%		—	%(j)
Net investment income	2.10	%(h)	1.92	%(i)	1.78	%(i)	1.62	%(i)	1.37	%(i)
Portfolio turnover rate	94%		100%		98%		86%		75%
Net assets, end of period (000's)	$130,863		$180,757		$175,348		$184,795		$183,438

(a)  On August 8, 2007, the Class G shares were exchanged for Class T shares.

(b)  On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value by less than 0.01% and less than $0.01, respectively.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from expense reductions had an impact of 0.01%.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class Z Shares	2008		2007		2006		2005		2004 (a)
Net Asset Value, Beginning of Period	$16.82		$16.07		$16.48		$15.06		$14.01
Income from Investment Operations:
Net investment income (b)	0.35		0.36		0.33		0.31	(c)	0.25
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures contracts, foreign capital gains tax and written options	(2.77)		1.87		0.85		1.42		1.11
Total from investment operations	(2.42)		2.23		1.18		1.73		1.36
Less Distributions to Shareholders:
From net investment income	(0.38)		(0.37)		(0.35)		(0.31)		(0.31)
From net realized gains	(1.44)		(1.11)		(1.24)		—		—
Total distributions to shareholders	(1.82)		(1.48)		(1.59)		(0.31)		(0.31)
Net Asset Value, End of Period	$12.58		$16.82		$16.07		$16.48		$15.06
Total return (d)	(16.06)%		14.58%		7.65	%(e)(f)	11.54	%(f)	9.75	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.04	%(g)	1.07	%(h)	1.06	%(h)	1.10	%(h)	1.19	%(h)
Waiver/Reimbursement	—		—		0.01%		0.01%		—	%(i)
Net investment income	2.40	%(g)	2.21	%(h)	2.09	%(h)	1.92	%(h)	1.67	%(h)
Portfolio turnover rate	94%		100%		98%		86%		75%
Net assets, end of period (000's)	$107,424		$144,513		$151,703		$167,278		$191,556

(a)  On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value by less than 0.01% and less than $0.01, respectively.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class A Shares	2008		2007		2006		2005		2004 (a)
Net Asset Value, Beginning of Period	$26.76		$22.27		$21.11		$18.57		$17.59
Income from Investment Operations:
Net investment income (loss) (b)	0.01		0.02		0.01		0.05	(c)	(0.08)
Net realized and unrealized gain (loss) on investments	(5.40)		4.87		1.19		2.51		1.06
Total from investment operations	(5.39)		4.89		1.20		2.56		0.98
Less Distributions to Shareholders:
From net investment income	—		(0.03)		(0.04)		(0.02)		—
From net realized gains	(1.81)		(0.37)		—		—		—
Total distributions to shareholders	(1.81)		(0.40)		(0.04)		(0.02)		—
Increase from regulatory settlements	0.01		—		—		—		—
Net Asset Value, End of Period	$19.57		$26.76		$22.27		$21.11		$18.57
Total return (d)	(21.73)%		22.19%		5.69	%(e)	13.80	%(e)	5.57	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.02	%(f)	1.00	%(g)	1.01	%(g)	1.11	%(g)	1.28	%(g)
Interest expense	—		—	%(h)	—	%(h)	—		—
Net expenses	1.02	%(f)	1.00	%(g)	1.01	%(g)	1.11	%(g)	1.28	%(g)
Waiver/Reimbursement	—		—		—	%(h)	—	%(h)	—	%(h)
Net investment income (loss)	0.01	%(f)	0.07	%(g)	0.07	%(g)	0.25	%(g)	(0.40	)%(g)
Portfolio turnover rate	164%		151%		171%		113%		126%
Net assets, end of period (000's)	$156,585		$167,408		$125,124		$10,422		$3,867

(a)  On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of 0.01%.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class B Shares	2008		2007		2006		2005		2004 (a)
Net Asset Value, Beginning of Period	$25.12		$21.05		$20.07		$17.76		$16.96
Income from Investment Operations:
Net investment loss (b)	(0.17)		(0.16)		(0.13)		(0.09	)(c)	(0.21)
Net realized and unrealized gain (loss) on investments	(5.00)		4.60		1.11		2.40		1.01
Total from investment operations	(5.17)		4.44		0.98		2.31		0.80
Less Distributions to Shareholders:
From net realized gains	(1.81)		(0.37)		—		—		—
Increase from regulatory settlements	0.01		—		—		—		—
Net Asset Value, End of Period	$18.15		$25.12		$21.05		$20.07		$17.76
Total return (d)	(22.31)%		21.31%		4.88	%(e)	13.01	%(e)	4.72	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.77	%(f)	1.75	%(g)	1.76	%(g)	1.86	%(g)	2.03	%(g)
Interest expense	—		—	%(h)	—	%(h)	—		—
Net expenses	1.77	%(f)	1.75	%(g)	1.76	%(g)	1.86	%(g)	2.03	%(g)
Waiver/Reimbursement	—		—		—	%(h)	—	%(h)	—	%(h)
Net investment loss	(0.77	)%(f)	(0.69	)%(g)	(0.72	)%(g)	(0.48	)%(g)	(1.15	)%(g)
Portfolio turnover rate	164%		151%		171%		113%		126%
Net assets, end of period (000's)	$58,609		$168,284		$227,160		$7,799		$3,195

(a)  On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of 0.01%.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class C Shares	2008		2007		2006		2005		2004 (a)
Net Asset Value, Beginning of Period	$25.14		$21.06		$20.10		$17.79		$16.98
Income from Investment Operations:
Net investment loss (b)	(0.16)		(0.16)		(0.13)		(0.09	)(c)	(0.21)
Net realized and unrealized gain (loss) on investments	(5.02)		4.61		1.09		2.40		1.02
Total from investment operations	(5.18)		4.45		0.96		2.31		0.81
Less Distributions to Shareholders:
From net realized gains	(1.81)		(0.37)		—		—		—
Increase from regulatory settlements	0.01		—		—		—		—
Net Asset Value, End of Period	$18.16		$25.14		$21.06		$20.10		$17.79
Total return (d)	(22.33)%		21.34%		4.78	%(e)	12.98	%(e)	4.77	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.77	%(f)	1.75	%(g)	1.76	%(g)	1.86	%(g)	2.03	%(g)
Interest expense	—		—	%(h)	—	%(h)	—		—
Net expenses	1.77	%(f)	1.75	%(g)	1.76	%(g)	1.86	%(g)	2.03	%(g)
Waiver/Reimbursement	—		—		—	%(h)	—	%(h)	—	%(h)
Net investment loss	(0.75	)%(f)	(0.68	)%(g)	(0.69	)%(g)	(0.45	)%(g)	(1.15	)%(g)
Portfolio turnover rate	164%		151%		171%		113%		126%
Net assets, end of period (000's)	$21,208		$31,834		$31,046		$1,419		$780

(a)  On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of 0.01%.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,				Period Ended September 30,
Class E Shares	2008		2007		2006 (a)
Net Asset Value, Beginning of Period	$26.74		$22.27		$22.13
Income from Investment Operations:
Net investment loss (b)	(0.02)		(0.01)		—	(c)
Net realized and unrealized gain (loss) on investments	(5.39)		4.87		0.14
Total from investment operations	(5.41)		4.86		0.14
Less Distributions to Shareholders:
From net investment income	—		(0.02)		—
From net realized gains	(1.81)		(0.37)		—
Total distributions to shareholders	(1.81)		(0.39)		—
Increase from regulatory settlements	0.01		—		—
Net Asset Value, End of Period	$19.53		$26.74		$22.27
Total return (d)	(21.82)%		22.07%		0.63	%(e)(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.12	%(g)	1.10	%(i)	1.12	%(h)(i)
Interest expense	—		—	%(j)	—	%(h)(j)
Net expenses	1.12	%(g)	1.10	%(i)	1.12	%(h)(i)
Waiver/Reimbursement	—		—		—
Net investment loss	(0.09	)%(g)	(0.03	)%(i)	(0.23	)%(h)(i)
Portfolio turnover rate	164%		151%		171	%(f)
Net assets, end of period (000's)	$14,782		$18,185		$13,071

(a)  Class E shares commenced operations on September 22, 2006. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,				Period Ended September 30,
Class F Shares	2008		2007		2006 (a)
Net Asset Value, Beginning of Period	$25.11		$21.05		$20.93
Income from Investment Operations:
Net investment loss (b)	(0.18)		(0.16)		—	(c)
Net realized and unrealized gain (loss) on investments	(4.99)		4.59		0.12
Total from investment operations	(5.17)		4.43		0.12
Less Distributions to Shareholders:
From net realized gains	(1.81)		(0.37)		—
Increase from regulatory settlements	0.01		—		—
Net Asset Value, End of Period	$18.14		$25.11		$21.05
Total return (d)	(22.31)%		21.26%		0.57	%(e)(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.77	%(g)	1.75	%(i)	1.77	%(h)(i)
Interest expense	—		—	%(j)	—	%(h)(j)
Net expenses	1.77	%(g)	1.75	%(i)	1.77	%(h)(i)
Waiver/Reimbursement	—		—		—
Net investment loss	(0.80	)%(g)	(0.70	)%(i)	(0.88	)%(h)(i)
Portfolio turnover rate	164%		151%		171	%(f)
Net assets, end of period (000's)	$380		$2,915		$5,319

(a)  Class F shares commenced operations on September 22, 2006. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class T Shares	2008		2007 (a)		2006		2005		2004 (b)
Net Asset Value, Beginning of Period	$26.58		$22.13		$20.98		$18.46		$17.50
Income from Investment Operations:
Net investment income (loss) (c)	(0.01)		0.01		0.01		0.07	(d)	(0.09)
Net realized and unrealized gain (loss) on investments	(5.35)		4.84		1.17		2.47		1.05
Total from investment operations	(5.36)		4.85		1.18		2.54		0.96
Less Distributions to Shareholders:
From net investment income	—		(0.03)		(0.03)		(0.02)		—
From net realized gains	(1.81)		(0.37)		—		—		—
Total distributions to shareholders	(1.81)		(0.40)		(0.03)		(0.02)		—
Increase from regulatory settlements	0.01		—		—		—		—
Net Asset Value, End of Period	$19.42		$26.58		$22.13		$20.98		$18.46
Total return (e)	(21.76)%		22.14%		5.63	%(f)	13.76	%(f)	5.49	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.07	%(g)	1.05	%(h)	1.06	%(h)	1.16	%(h)	1.35	%(h)
Interest expense	—		—	%(i)	—	%(i)	—		—
Net expenses	1.07	%(g)	1.05	%(h)	1.06	%(h)	1.16	%(h)	1.35	%(h)
Waiver/Reimbursement	—		—		—	%(i)	—	%(i)	—	%(i)
Net investment income (loss)	(0.05	)%(g)	0.02	%(h)	0.06	%(h)	0.33	%(h)	(0.47	)%(h)
Portfolio turnover rate	164%		151%		171%		113%		126%
Net assets, end of period (000's)	$169,295		$244,901		$209,952		$218,095		$219,129

(a)  On August 8, 2007, Class G shares were converted to Class T shares.

(b)  On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class Z Shares	2008		2007		2006		2005		2004 (a)
Net Asset Value, Beginning of Period	$27.32		$22.68		$21.50		$18.87		$17.84
Income from Investment Operations:
Net investment income (loss) (b)	0.06		0.08		0.08		0.11	(c)	(0.03)
Net realized and unrealized gain (loss) on investments	(5.51)		4.97		1.19		2.55		1.07
Total from investment operations	(5.45)		5.05		1.27		2.66		1.04
Less Distributions to Shareholders:
From net investment income	(0.05)		(0.04)		(0.09)		(0.03)		(0.01)
From net realized gains	(1.81)		(0.37)		—		—		—
Total distributions to shareholders	(1.86)		(0.41)		(0.09)		(0.03)		(0.01)
Increase from regulatory settlements	0.01		—		—		—		—
Net Asset Value, End of Period	$20.02		$27.32		$22.68		$21.50		$18.87
Total return (d)	(21.55)%		22.53%		5.92	%(e)	14.12	%(e)	5.83	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.77	%(f)	0.75	%(g)	0.76	%(g)	0.86	%(g)	1.03	%(g)
Interest expense	—		—	%(h)	—	%(h)	—		—
Net expenses	0.77	%(f)	0.75	%(g)	0.76	%(g)	0.86	%(g)	1.03	%(g)
Waiver/Reimbursement	—		—		—	%(h)	—	%(h)	—	%(h)
Net investment income (loss)	0.25	%(f)	0.32	%(g)	0.35	%(g)	0.53	%(g)	(0.15	)%(g)
Portfolio turnover rate	164%		151%		171%		113%		126%
Net assets, end of period (000's)	$979,353		$1,302,932		$1,169,103		$1,242,736		$634,710

(a)  On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of 0.01%.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class A Shares	2008		2007	2006		2005		2004 (a)
Net Asset Value, Beginning of Period	$16.32		$15.70	$14.60		$12.71		$11.02
Income from Investment Operations:
Net investment income (b)	0.17		0.14	0.17		0.17	(c)	0.17
Net realized and unrealized gain (loss) on investments and futures contracts	(3.96)		2.10	2.18		1.88		1.75
Total from investment operations	(3.79)		2.24	2.35		2.05		1.92
Less Distributions to Shareholders:
From net investment income	(0.17)		(0.16)	(0.18)		(0.16)		(0.23)
From net realized gains	(1.83)		(1.46)	(1.07)		—		—
Total distributions to shareholders	(2.00)		(1.62)	(1.25)		(0.16)		(0.23)
Net Asset Value, End of Period	$10.53		$16.32	$15.70		$14.60		$12.71
Total return (d)	(26.09)%		15.00%	17.19	%(e)	16.21	%(e)	17.53%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.28%		1.24%	1.21%		1.23%		1.31%
Interest expense	—	%(g)	—	—	%(g)	—		—
Net expenses (f)	1.28%		1.24%	1.21%		1.23%		1.31%
Waiver/Reimbursement	—		—	—	%(g)	0.01%		—
Net investment income (f)	1.32%		0.89%	1.15%		1.21%		1.34%
Portfolio turnover rate	78%		91%	81%		94%		101%
Net assets, end of period (000's)	$16,171		$34,706	$12,717		$4,269		$2,511

(a)  On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class B Shares	2008		2007	2006		2005		2004 (a)
Net Asset Value, Beginning of Period	$15.47		$14.96	$13.96		$12.16		$10.49
Income from Investment Operations:
Net investment income (b)	0.07		0.03	0.06		0.06	(c)	0.07
Net realized and unrealized gain (loss) on investments and futures contracts	(3.72)		1.98	2.08		1.80		1.67
Total from investment operations	(3.65)		2.01	2.14		1.86		1.74
Less Distributions to Shareholders:
From net investment income	(0.07)		(0.04)	(0.07)		(0.06)		(0.07)
From net realized gains	(1.83)		(1.46)	(1.07)		—		—
Total distributions to shareholders	(1.90)		(1.50)	(1.14)		(0.06)		(0.07)
Net Asset Value, End of Period	$9.92		$15.47	$14.96		$13.96		$12.16
Total return (d)	(26.59)%		14.12%	16.35	%(e)	15.30	%(e)	16.64%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	2.03%		1.99%	1.96%		1.98%		2.06%
Interest expense	—	%(g)	—	—	%(g)	—		—
Net expenses (f)	2.03%		1.99%	1.96%		1.98%		2.06%
Waiver/Reimbursement	—		—	—	%(g)	0.01%		—
Net investment income (f)	0.56%		0.19%	0.43%		0.46%		0.60%
Portfolio turnover rate	78%		91%	81%		94%		101%
Net assets, end of period (000's)	$3,914		$7,690	$5,332		$3,974		$2,370

(a)  On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class C Shares	2008		2007	2006		2005		2004 (a)
Net Asset Value, Beginning of Period	$15.44		$14.93	$13.94		$12.14		$10.47
Income from Investment Operations:
Net investment income (b)	0.07		0.02	0.05		0.06	(c)	0.07
Net realized and unrealized gain (loss) on investments and futures contracts	(3.72)		1.99	2.08		1.80		1.67
Total from investment operations	(3.65)		2.01	2.13		1.86		1.74
Less Distributions to Shareholders:
From net investment income	(0.07)		(0.04)	(0.07)		(0.06)		(0.07)
From net realized gains	(1.83)		(1.46)	(1.07)		—		—
Total distributions to shareholders	(1.90)		(1.50)	(1.14)		(0.06)		(0.07)
Net Asset Value, End of Period	$9.89		$15.44	$14.93		$13.94		$12.14
Total return (d)	(26.64)%		14.15%	16.30	%(e)	15.33	%(e)	16.67%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	2.03%		1.99%	1.96%		1.98%		2.07%
Interest expense	—	%(g)	—	—	%(g)	—		—
Net expenses (f)	2.03%		1.99%	1.96%		1.98%		2.07%
Waiver/Reimbursement	—		—	—	%(g)	0.01%		—
Net investment income (f)	0.55%		0.14%	0.39%		0.49%		0.63%
Portfolio turnover rate	78%		91%	81%		94%		101%
Net assets, end of period (000's)	$2,801		$5,650	$1,801		$453		$291

(a)  On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class T Shares	2008		2007 (a)	2006		2005		2004 (b)
Net Asset Value, Beginning of Period	$16.33		$15.70	$14.60		$12.72		$11.00
Income from Investment Operations:
Net investment income (c)	0.16		0.15	0.17		0.17	(d)	0.16
Net realized and unrealized gain (loss) on investments and futures contracts	(3.97)		2.09	2.18		1.86		1.76
Total from investment operations	(3.81)		2.24	2.35		2.03		1.92
Less Distributions to Shareholders:
From net investment income	(0.16)		(0.15)	(0.18)		(0.15)		(0.20)
From net realized gains	(1.83)		(1.46)	(1.07)		—		—
Total distributions to shareholders	(1.99)		(1.61)	(1.25)		(0.15)		(0.20)
Net Asset Value, End of Period	$10.53		$16.33	$15.70		$14.60		$12.72
Total return (e)	(26.18)%		15.01%	17.13	%(f)	16.06	%(f)	17.54%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.33%		1.29%	1.26%		1.28%		1.38%
Interest expense	—	%(h)	—	—	%(h)	—		—
Net expenses (g)	1.33%		1.29%	1.26%		1.28%		1.38%
Waiver/Reimbursement	—		—	—	%(h)	0.01%		—
Net investment income (g)	1.27%		0.91%	1.15%		1.22%		1.31%
Portfolio turnover rate	78%		91%	81%		94%		101%
Net assets, end of period (000's)	$89,694		$140,443	$137,595		$134,792		$133,094

(a)  On August 8, 2007, the Class G shares were converted to Class T shares.

(b)  On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class Z Shares	2008		2007	2006		2005		2004 (a)
Net Asset Value, Beginning of Period	$16.69		$16.02	$14.87		$12.95		$11.24
Income from Investment Operations:
Net investment income (b)	0.21		0.20	0.22		0.21	(c)	0.20
Net realized and unrealized gain (loss) on investments and futures contracts	(4.07)		2.13	2.22		1.91		1.79
Total from investment operations	(3.86)		2.33	2.44		2.12		1.99
Less Distributions to Shareholders:
From net investment income	(0.20)		(0.20)	(0.22)		(0.20)		(0.28)
From net realized gains	(1.83)		(1.46)	(1.07)		—		—
Total distributions to shareholders	(2.03)		(1.66)	(1.29)		(0.20)		(0.28)
Net Asset Value, End of Period	$10.80		$16.69	$16.02		$14.87		$12.95
Total return (d)	(25.92)%		15.29%	17.50	%(e)	16.43	%(e)	17.86%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.03%		0.99%	0.96%		0.98%		1.06%
Interest expense	—	%(g)	—	—	%(g)	—		—
Net expenses (f)	1.03%		0.99%	0.96%		0.98%		1.06%
Waiver/Reimbursement	—		—	—	%(g)	0.01%		—
Net investment income (f)	1.58%		1.20%	1.45%		1.53%		1.62%
Portfolio turnover rate	78%		91%	81%		94%		101%
Net assets, end of period (000's)	$222,212		$341,612	$285,941		$283,187		$283,469

(a)  On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Contrarian Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class A Shares (k)	2008		2007		2006		2005 (a)		2004 (b)
Net Asset Value, Beginning of Period	$15.51		$14.03		$13.59		$12.01		$11.22
Income from Investment Operations:
Net investment income (loss) (c)	0.07		0.05		—	(d)	0.07	(e)	—	(d)
Net realized and unrealized gain (loss) on investments	(2.17)		2.60		1.21		1.93		0.80
Total from investment operations	(2.10)		2.65		1.21		2.00		0.80
Less Distributions to Shareholders:
From net investment income	(0.05)		—		(0.01)		(0.07)		(0.01)
From net realized gains	(1.47)		(1.17)		(0.76)		(0.35)		—
Total distributions to shareholders	(1.52)		(1.17)		(0.77)		(0.42)		(0.01)
Net Asset Value, End of Period	$11.89		$15.51		$14.03		$13.59		$12.01
Total return (f)(g)	(15.35)%		19.82%		9.24%		16.98%		7.09%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.14	%(h)	1.14	%(j)	1.14	%(j)	1.14	%(j)	1.14	%(j)
Interest expense	—	%(i)	—		—		—		—
Net expenses	1.14	%(h)	1.14	%(j)	1.14	%(j)	1.24	%(j)	1.35	%(j)
Waiver/Reimbursement	0.10%		0.10%		0.12%		0.09%		—	%(i)
Net investment income (loss)	0.53	%(h)	0.32	%(j)	—	%(i)(j)	0.59	%(j)	(0.02	)%(j)
Portfolio turnover rate	106%		88%		63%		105%		115%
Net assets, end of period (000's)	$11,187		$12,054		$10,578		$10,393		$9,304

(a)  On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(b)  On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from expense reductions had an impact of 0.01%.

(i)  Rounds to less than 0.01%.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  On November 14, 2008, the Columbia Common Stock Fund was renamed the Columbia Contrarian Core Fund.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Contrarian Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class B Shares (j)	2008		2007		2006		2005 (a)		2004 (b)
Net Asset Value, Beginning of Period	$14.67		$13.42		$13.12		$11.68		$10.99
Income from Investment Operations:
Net investment loss (c)	(0.03)		(0.06)		(0.10)		(0.04	)(d)	(0.09)
Net realized and unrealized gain (loss) on investments	(2.03)		2.48		1.16		1.88		0.78
Total from investment operations	(2.06)		2.42		1.06		1.84		0.69
Less Distributions to Shareholders:
From net investment income	—		—		—		(0.05)		—
From net realized gains	(1.47)		(1.17)		(0.76)		(0.35)		—
Total distributions to shareholders	(1.47)		(1.17)		(0.76)		(0.40)		—
Net Asset Value, End of Period	$11.14		$14.67		$13.42		$13.12		$11.68
Total return (e)(f)	(15.96)%		18.94%		8.40%		16.02%		6.28%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.89	%(g)	1.89	%(i)	1.89	%(i)	1.99	%(i)	2.09	%(i)
Interest expense	—	%(h)	—		—		—		—
Net expenses	1.89	%(g)	1.89	%(i)	1.89	%(i)	1.99	%(i)	2.09	%(i)
Waiver/Reimbursement	0.10%		0.10%		0.12%		0.09%		—	%(h)
Net investment loss	(0.22	)%(g)	(0.44	)%(i)	(0.75	)%(i)	(0.31	)%(i)	(0.76	)%(i)
Portfolio turnover rate	106%		88%		63%		105%		115%
Net assets, end of period (000's)	$3,629		$4,796		$5,637		$6,628		$3,425

(a)  On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(b)  On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

(h)  Rounds to less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  On November 14, 2008, the Columbia Common Stock Fund was renamed the Columbia Contrarian Core Fund.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Contrarian Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class C Shares (j)	2008		2007		2006		2005 (a)		2004 (b)
Net Asset Value, Beginning of Period	$14.68		$13.43		$13.13		$11.68		$10.99
Income from Investment Operations:
Net investment loss (c)	(0.03)		(0.06)		(0.10)		(0.03	)(d)	(0.09)
Net realized and unrealized gain (loss) on investments	(2.03)		2.48		1.16		1.88		0.78
Total from investment operations	(2.06)		2.42		1.06		1.85		0.69
Less Distributions to Shareholders:
From net investment income	—		—		—		(0.05)		—
From net realized gains	(1.47)		(1.17)		(0.76)		(0.35)		—
Total distributions to shareholders	(1.47)		(1.17)		(0.76)		(0.40)		—
Net Asset Value, End of Period	$11.15		$14.68		$13.43		$13.13		$11.68
Total return (e)(f)	(15.95)%		18.93%		8.40%		16.10%		6.28%
Ratios to Average Net Assets/Supplemental Data:
Net expense before interest expense	1.89	%(g)	1.89	%(i)	1.89	%(i)	1.99	%(i)	2.09	%(i)
Interest expense	—	%(h)	—		—		—		—
Net expenses	1.89	%(g)	1.89	%(i)	1.89	%(i)	1.99	%(i)	2.09	%(i)
Waiver/Reimbursement	0.10%		0.10%		0.12%		0.09%		—	%(h)
Net investment loss	(0.21	)%(g)	(0.41	)%(i)	(0.75	)%(i)	(0.25	)%(i)	(0.74	)%(i)
Portfolio turnover rate	106%		88%		63%		105%		115%
Net assets, end of period (000's)	$1,718		$1,428		$906		$605		$345

(a)  On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(b)  On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

(h)  Rounds to less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  On November 14, 2008, the Columbia Common Stock Fund was renamed the Columbia Contrarian Core Fund.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Contrarian Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class T Shares (l)	2008		2007 (a)		2006		2005 (b)		2004 (c)
Net Asset Value, Beginning of Period	$15.40		$13.95		$13.52		$11.95		$11.18
Income from Investment Operations:
Net investment income (loss) (d)	0.06		0.04		(0.01)		0.07	(e)	(0.01)
Net realized and unrealized gain (loss) on investments	(2.15)		2.58		1.21		1.92		0.78
Total from investment operations	(2.09)		2.62		1.20		1.99		0.77
Less Distributions to Shareholders:
From net investment income	(0.04)		—	(f)	(0.01)		(0.07)		—	(f)
From net realized gains	(1.47)		(1.17)		(0.76)		(0.35)		—
Total distributions to shareholders	(1.51)		(1.17)		(0.77)		(0.42)		—	(f)
Net Asset Value, End of Period	$11.80		$15.40		$13.95		$13.52		$11.95
Total return (g)(h)	(15.37)%		19.70%		9.16%		16.97%		6.92%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.19	%(i)	1.19	%(k)	1.19	%(k)	1.29	%(k)	1.40	%(k)
Interest expense	—	%(j)	—		—		—		—
Net expenses	1.19	%(i)	1.19	%(k)	1.19	%(k)	1.29	%(k)	1.40	%(k)
Waiver/Reimbursement	0.10%		0.10%		0.12%		0.09%		—	%(j)
Net investment income (loss)	0.48	%(i)	0.27	%(k)	(0.05	)%(k)	0.57	%(k)	(0.07	)%(k)
Portfolio turnover rate	106%		88%		63%		105%		115%
Net assets, end of period (000's)	$132,272		$177,345		$168,506		$180,345		$179,310

(a)  On August 8, 2007, the Class G shares were converted into Class T shares.

(b)  On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(c)  On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j) Rounds to less than 0.01%.

(k)  The benefits derived from expense reductions had an impact of less than 0.01%.

(l)  On November 14, 2008, the Columbia Common Stock Fund was renamed the Columbia Contrarian Core Fund.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Contrarian Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class Z Shares (j)	2008		2007		2006		2005 (a)		2004 (b)
Net Asset Value, Beginning of Period	$15.60		$14.10		$13.66		$12.05		$11.25
Income from Investment Operations:
Net investment income (c)	0.11		0.08		0.03		0.09	(d)	0.03
Net realized and unrealized gain (loss) on investments	(2.18)		2.62		1.21		1.95		0.79
Total from investment operations	(2.07)		2.70		1.24		2.04		0.82
Less Distributions to Shareholders:
From net investment income	(0.09)		(0.03)		(0.04)		(0.08)		(0.02)
From net realized gains	(1.47)		(1.17)		(0.76)		(0.35)		—
Total distributions to shareholders	(1.56)		(1.20)		(0.80)		(0.43)		(0.02)
Net Asset Value, End of Period	$11.97		$15.60		$14.10		$13.66		$12.05
Total return (e)(f)	(15.11)%		20.13%		9.45%		17.25%		7.28%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.89	%(g)	0.89	%(i)	0.89	%(i)	0.99	%(i)	1.07	%(i)
Interest expense	—	%(h)	—		—		—		—
Net expenses	0.89	%(g)	0.89	%(i)	0.89	%(i)	0.99	%(i)	1.07	%(i)
Waiver/Reimbursement	0.10%		0.10%		0.12%		0.09%		—	%(h)
Net investment income	0.77	%(g)	0.57	%(i)	0.25	%(i)	0.67	%(i)	0.26	%(i)
Portfolio turnover rate	106%		88%		63%		105%		115%
Net assets, end of period (000's)	$173,479		$245,529		$256,039		$310,472		$175,124

(a)  On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(b)  On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

(h)  Rounds to less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  On November 14, 2008, the Columbia Common Stock Fund was renamed the Columbia Contrarian Core Fund.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class A Shares	2008	2007	2006		2005 (a)		2004 (b)
Net Asset Value, Beginning of Period	$20.01	$19.72	$19.32		$17.54		$15.30
Income from Investment Operations:
Net investment income (loss) (c)	(0.09)	0.04 (d)	(0.06)		(0.06)		(0.07)
Net realized and unrealized gain (loss) on investments	(2.11)	2.46	1.91		2.91		2.75
Total from investment operations	(2.20)	2.50	1.85		2.85		2.68
Less Distributions to Shareholders:
From net investment income	(0.03)	—	—		—		—
From net realized gains	(3.64)	(2.21)	(1.45)		(1.07)		(0.44)
Total distributions to shareholders	(3.67)	(2.21)	(1.45)		(1.07)		(0.44)
Net Asset Value, End of Period	$14.14	$20.01	$19.72		$19.32		$17.54
Total return (e)	(12.86)%	13.30%	10.08	%(f)	16.69	%(f)	17.73	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.25%	1.21%	1.16%		1.13%		1.15%
Interest expense	—	—	—	%(h)	—		—
Net expenses (g)	1.25%	1.21%	1.16%		1.13%		1.15%
Waiver/Reimbursement	—	—	—	%(h)	—	%(h)	—	%(h)
Net investment income (loss) (g)	(0.56)%	0.22%	(0.30)%		(0.31)%		(0.40)%
Portfolio turnover rate	25%	44%	14%		16%		26%
Net assets, end of period (000's)	$115,246	$176,504	$190,390		$211,527		$211,502

(a)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b)  On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.07 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class B Shares	2008	2007		2006		2005 (a)		2004 (b)
Net Asset Value, Beginning of Period	$18.75	$18.73		$18.56		$16.89		$14.75
Income from Investment Operations:
Net investment loss (c)	(0.19)	(0.10	)(d)	(0.19)		(0.19)		(0.19)
Net realized and unrealized gain (loss) on investments	(1.95)	2.33		1.81		2.81		2.67
Total from investment operations	(2.14)	2.23		1.62		2.62		2.48
Less Distributions to Shareholders:
From net realized gains	(3.64)	(2.21)		(1.45)		(0.95)		(0.34)
Net Asset Value, End of Period	$12.97	$18.75		$18.73		$18.56		$16.89
Total return (e)	(13.53)%	12.49%		9.17	%(f)	15.87	%(f)	16.96	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	2.00%	1.96%		1.91%		1.88%		1.90%
Interest expense	—	—		—	%(h)	—		—
Net expenses (g)	2.00%	1.96%		1.91%		1.88%		1.90%
Waiver/Reimbursement	—	—		—	%(h)	—	%(h)	—	%(h)
Net investment loss (g)	(1.31)%	(0.53)%		(1.05)%		(1.06)%		(1.15)%
Portfolio turnover rate	25%	44%		14%		16%		26%
Net assets, end of period (000's)	$23,085	$35,918		$39,109		$42,439		$40,170

(a)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b)  On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class C Shares	2008	2007		2006		2005 (a)		2004 (b)
Net Asset Value, Beginning of Period	$18.76	$18.75		$18.57		$16.91		$14.77
Income from Investment Operations:
Net investment loss (c)	(0.19)	(0.10	)(d)	(0.19)		(0.19)		(0.19)
Net realized and unrealized gain (loss) on investments	(1.94)	2.32		1.82		2.80		2.67
Total from investment operations	(2.13)	2.22		1.63		2.61		2.48
Less Distributions to Shareholders:
From net realized gains	(3.64)	(2.21)		(1.45)		(0.95)		(0.34)
Net Asset Value, End of Period	$12.99	$18.76		$18.75		$18.57		$16.91
Total return (e)	(13.46)%	12.41%		9.23	%(f)	15.79	%(f)	16.94	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	2.00%	1.96%		1.91%		1.88%		1.90%
Interest expense	—	—		—	%(h)	—		—
Net expenses (g)	2.00%	1.96%		1.91%		1.88%		1.90%
Waiver/Reimbursement	—	—		—	%(h)	—	%(h)	—	%(h)
Net investment loss (g)	(1.29)%	(0.53)%		(1.05)%		(1.06)%		(1.15)%
Portfolio turnover rate	25%	44%		14%		16%		26%
Net assets, end of period (000's)	$24,756	$42,312		$46,241		$56,163		$64,686

(a)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b)  On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class T Shares	2008	2007 (a)	2006		2005 (b)		2004 (c)
Net Asset Value, Beginning of Period	$19.78	$19.53	$19.15		$17.40		$15.16
Income from Investment Operations:
Net investment income (loss) (d)	(0.10)	0.03 (e)	(0.07)		(0.07)		(0.08)
Net realized and unrealized gain (loss) on investments	(2.08)	2.43	1.90		2.88		2.74
Total from investment operations	(2.18)	2.46	1.83		2.81		2.66
Less Distributions to Shareholders:
From net investment income	(0.02)	—	—		—		—
From net realized gains	(3.64)	(2.21)	(1.45)		(1.06)		(0.42)
Total distributions to shareholders	(3.66)	(2.21)	(1.45)		(1.06)		(0.42)
Net Asset Value, End of Period	$13.94	$19.78	$19.53		$19.15		$17.40
Total return (f)	(12.90)%	13.22%	10.04	%(g)	16.58	%(g)	17.73	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.30%	1.26%	1.21%		1.18%		1.21%
Interest expense	—	—	—	%(i)	—		—
Net expenses (h)	1.30%	1.26%	1.21%		1.18%		1.21%
Waiver/Reimbursement	—	—	—	%(i)	—	%(i)	—	%(i)
Net investment income (loss) (h)	(0.63)%	0.17%	(0.35)%		(0.36)%		(0.45)%
Portfolio turnover rate	25%	44%	14%		16%		26%
Net assets, end of period (000's)	$98,299	$136,381	$135,538		$150,042		$146,752

(a)  On August 8, 2007, Class G shares were converted to Class T shares.

(b)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(c)  On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.07 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class Z Shares	2008	2007	2006		2005 (a)		2004 (b)
Net Asset Value, Beginning of Period	$20.33	$19.96	$19.54		$17.73		$15.45
Income from Investment Operations:
Net investment income (loss) (c)	(0.04)	0.09 (d)	(0.01)		(0.01)		(0.03)
Net realized and unrealized gain (loss) on investments	(2.15)	2.49	1.93		2.94		2.80
Total from investment operations	(2.19)	2.58	1.92		2.93		2.77
Less Distributions to Shareholders:
From net investment income	(0.08)	—	—		—		—
From net realized gains	(3.64)	(2.21)	(1.50)		(1.12)		(0.49)
Total distributions to shareholders	(3.72)	(2.21)	(1.50)		(1.12)		(0.49)
Net Asset Value, End of Period	$14.42	$20.33	$19.96		$19.54		$17.73
Total return (e)	(12.60)%	13.56%	10.32	%(f)	16.96	%(f)	18.12	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.00%	0.96%	0.91%		0.88%		0.90%
Interest expense	—	—	—	%(h)	—		—
Net expenses (g)	1.00%	0.96%	0.91%		0.88%		0.90%
Waiver/Reimbursement	—	—	—	%(h)	—	%(h)	—	%(h)
Net investment income (loss) (g)	(0.27)%	0.46%	(0.05)%		(0.06)%		(0.15)%
Portfolio turnover rate	25%	44%	14%		16%		26%
Net assets, end of period (000's)	$413,763	$834,537	$929,791		$1,058,362		$1,101,312

(a)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b)  On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.07 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Stock Funds
September 30, 2008

Note 1. Organization

Columbia Funds Series Trust I (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains to the following diversified funds (individually referred to as a "Fund", collectively referred to as the "Funds"), each a series of the Trust:

Columbia Asset Allocation Fund

Columbia Large Cap Growth Fund

Columbia Disciplined Value Fund

Columbia Contrarian Core Fund

Columbia Small Cap Core Fund

Effective November 14, 2008, Columbia Common Stock Fund changed its name to Columbia Contrarian Core Fund.

Investment Objectives

Columbia Asset Allocation Fund seeks total return, consisting of current income and long-term capital appreciation. Columbia Large Cap Growth Fund and Columbia Small Cap Core Fund each seek long-term capital appreciation. Columbia Disciplined Value Fund seeks total return, consisting primarily of long-term capital appreciation and secondarily of current income. Columbia Contrarian Core Fund seeks total return, consisting of long-term capital appreciation and current income.

Fund Shares

The Trust may issue an unlimited number of shares, and each Fund offers the following classes of shares: Class A, Class B, Class C, Class T and Class Z. Columbia Large Cap Growth Fund also offers Class E and Class F shares. Each share class has its own expense structure and sales charges, as applicable. Columbia Large Cap Growth Fund's Class E and Class F shares and Columbia Small Cap Core Fund are closed to new investors and new accounts.

Class A, Class E and Class T shares are subject to a front-end sales charge based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within one year after purchase. Class E shares purchased without an initial sales charge in accounts aggregating $500,000 to $5 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within one year after purchase. Class B and Class F shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B and Class F shares will generally convert to Class A and Class E shares, respectively, eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the

Stock Funds, September 30, 2008 (continued)

securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset values of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset values. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on each Fund's financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Funds' financial statement disclosures.

Futures Contracts

The Funds may invest in futures for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC ("Columbia"), the Funds' investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds' Statements of Assets and Liabilities at any given time.

Stock Funds, September 30, 2008 (continued)

Upon entering into a futures contract, a Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed or expires.

Options

Each Fund may write call and put options on securities it owns or in which it may invest. Writing put options tends to increase a Fund's exposure to the underlying instrument. Writing call options tends to decrease a Fund's exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. Each Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid market. The Funds' custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a segregated account.

Each Fund may also purchase put and call options. Purchasing call options tends to increase a Fund's exposure to the underlying instrument. Purchasing put options tends to decrease a Fund's exposure to the underlying instrument. The Funds may pay a premium, which is included in the Funds' Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security transaction to determine the realized gain or loss. If a Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contract. Certain Funds may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. Certain Funds may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to hedge the Funds' investments against currency fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Funds' portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Funds could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions on each Fund's ability to

Stock Funds, September 30, 2008 (continued)

dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Delayed Delivery Securities

Each Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. Each Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Treasury Inflation Protected Securities

Columbia Asset Allocation Fund may invest in treasury inflation protected securities ("TIPS"). The principal amount of TIPS is adjusted periodically for inflation based on a monthly published index. Interest payments are based on the inflation-adjusted principal at the time the interest is paid. These adjustments are recorded as interest income on the Statements of Operations.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statements of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Funds become aware of such, net of any non-reclaimable tax withholdings. Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Funds and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to such Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of the Funds on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income for Columbia Asset Allocation Fund and Columbia Disciplined Value Fund, if any, are declared and distributed quarterly. Distributions from net investment income for Columbia Large Cap Growth Fund,

Stock Funds, September 30, 2008 (continued)

Columbia Contrarian Core Fund and Columbia Small Cap Core Fund, if any, are declared and distributed annually. Net realized capital gains, if any, are distributed at least annually for all Funds. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown because this would involve future claims against a Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to each Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended September 30, 2008, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses, foreign currency transactions, Section 988 bond bifurcation, redemption based payments treated as dividends paid deduction, paydown reclassifications, passive foreign investment company (PFIC) adjustments, distribution reclassifications, redemption in-kind capital gains, regulatory settlement agreements and market discount adjustments were identified and reclassified among the components of the Funds' net assets as follows:

	Undistributed (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Columbia Asset Allocation Fund	$(160,024)	$160,024	$—
Columbia Large Cap Growth Fund	985,493	103,693	(1,089,186)
Columbia Disciplined Value Fund	(83,332)	83,332	—
Columbia Contrarian Core Fund	(100,503)	100,504	(1)
Columbia Small Cap Core Fund	3,907,849	(18,021,697)	14,113,848

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended September 30, 2008 and September 30, 2007 was as follows:

	September 30, 2008
	Ordinary Income*	Long-Term Capital Gains
Columbia Asset Allocation Fund	$16,866,926	$18,874,251
Columbia Large Cap Growth Fund	45,787,868	84,902,930
Columbia Disciplined Value Fund	30,074,083	33,058,052
Columbia Contrarian Core Fund	4,007,433	38,235,728
Columbia Small Cap Core Fund	15,046,065	202,806,013

Stock Funds, September 30, 2008 (continued)

	September 30, 2007
	Ordinary Income*	Long-Term Capital Gains
Columbia Asset Allocation Fund	$11,955,479	$18,736,465
Columbia Large Cap Growth Fund	2,687,241	28,705,826
Columbia Disciplined Value Fund	16,400,131	29,667,946
Columbia Contrarian Core Fund	5,594,148	30,498,492
Columbia Small Cap Core Fund	11,054,727	133,824,617

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of September 30, 2008, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)*
Columbia Asset Allocation Fund	$43,975	$—	$(12,302,407)
Columbia Large Cap Growth Fund	2,727,575	—	(52,048,165)
Columbia Disciplined Value Fund	321,631	—	(22,050,952)
Columbia Contrarian Core Fund	1,954,801	—	23,687,141
Columbia Small Cap Core Fund	—	51,248,182	8,632,442

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales, PFIC adjustments, discount accretion/premium amortization on debt securities and identified straddle loss deferrals.

Unrealized appreciation and depreciation at September 30, 2008, based on cost of investments for federal income tax purposes, excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Columbia Asset Allocation Fund	$15,275,281	$(27,577,688)	$(12,302,407)
Columbia Large Cap Growth Fund	94,130,298	(146,178,463)	(52,048,165)
Columbia Disciplined Value Fund	31,629,520	(53,680,472)	(22,050,952)
Columbia Contrarian Core Fund	44,927,455	(21,240,314)	23,687,141
Columbia Small Cap Core Fund	141,290,366	(132,657,924)	8,632,442

The following capital loss carryforwards, determined as of September 30, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2009	2010	2011	Total
Columbia Large Cap Growth Fund	$66,817,318	$75,033,010	$5,529,590	$147,379,918
Columbia Contrarian Core Fund	—	1,963,275	—	1,963,275

Stock Funds, September 30, 2008 (continued)

Of the capital loss carryforwards attributable to Columbia Contrarian Core Fund, $1,963,275 (expiring September 30, 2010) remains from the Columbia Large Cap Core Fund merger with Columbia Contrarian Core Fund.

In addition Columbia Contrarian Core Fund utilized carryforwards of $2,914,806 during the year ended September 30, 2008 to offset current year gains.

Of the capital loss carryforwards attributable to Columbia Large Cap Growth Fund, $87,651,082 ($57,827,432 expiring September 30, 2009 and $29,823,650 expiring September 30, 2010) remain from the Columbia Large Cap Growth Fund merger with Columbia Growth Fund. In addition, the acquiring fund, Columbia Large Cap Growth Fund, utilized carryforwards of $1,819,868 to offset current year gains. The availability of a portion of the remaining capital loss carryforwards from the Columbia Large Cap Growth Fund may be limited in a given year.

Of the capital loss carryforwards attributable to Columbia Large Cap Growth Fund, $17,979,772 ($8,989,886 expiring September 30, 2009 and $8,989,886 expiring September 30, 2010) remain from the Columbia Large Cap Growth Fund merger with Columbia Tax Managed Growth Fund. In addition, the acquiring fund, Columbia Large Cap Growth Fund, utilized carryforwards of $8,989,886 to offset current year gains. The availability of a portion of the remaining capital loss carryforwards from the Columbia Large Cap Growth Fund may be limited in a given year.

Of the capital loss carryforwards attributable to Columbia Large Cap Growth Fund, $41,749,064 ($36,219,474 expiring September 30, 2010 and $5,529,590 expiring September 30, 2011) remain from the Columbia Large Cap Growth Fund merger with Columbia Growth Stock Fund. In addition, the acquiring fund, Columbia Large Cap Growth Fund, utilized carryforwards of $20,244,176 to offset current year gains. The availability of a portion of the remaining capital loss carryforwards from the Columbia Large Cap Growth Fund may be limited in a given year.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of September 30, 2008, Columbia Asset Allocation Fund, Columbia Large Cap Growth Fund and Columbia Disciplined Value Fund had post-October capital losses of $8,634,566, $35,595,157 and $46,767,021, respectively, attributed to security transactions which were deferred to October 1, 2008.

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 ("FIN 48"), management determines whether a tax position of the Funds is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for each Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Funds' financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Funds. In rendering investment advisory services to the Funds, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on each Fund's average daily net assets at the following annual rates:

First $200	$200 Million to $500 Million	$500 Million to $1 Million	$1 Billion to $1.5 Billion	$1.5 Billion to $2 Billion	$2 Billion to $3 Billion	$3 Billion to $6 Billion	Over Billion	$6 Billion
Columbia Asset
Allocation Fund	0.650%	0.650%	0.600%	0.550%	0.500%	0.500%	0.480%	0.460%
Columbia Large Cap
Growth Fund	0.700%	0.575%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%

Stock Funds, September 30, 2008 (continued)

	First $200 Million	$200 Million to $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $2 Billion	$2 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia Disciplined
Value Fund	0.700%	0.700%	0.650%	0.600%	0.550%	0.550%	0.530%	0.510%
Columbia Contrarian
Core Fund	0.700%	0.700%	0.650%	0.600%	0.550%	0.550%	0.530%	0.510%
Columbia Small Cap
Core Fund	0.750%	0.750%	0.700%	0.650%	0.600%	0.550%	0.550%	0.550%

For the year ended September 30, 2008, the effective investment advisory fee rates for the Funds, as a percentage of each Fund's average daily net assets, were as follows:

Effective Fee Rate
Columbia Asset Allocation Fund	0.65%
Columbia Large Cap Growth Fund	0.50%
Columbia Disciplined Value Fund	0.70%
Columbia Contrarian Core Fund	0.70%
Columbia Small Cap Core Fund	0.73%

Administration Fee

Columbia provides administrative and other services to the Funds. Columbia receives a monthly administration fee from each Fund, except Columbia Large Cap Growth Fund, at the annual rate of 0.067% of each Fund's average daily net assets. Columbia receives a monthly administration fee from Columbia Large Cap Growth Fund at the annual rate of 0.050% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

The Funds have entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Funds. The Funds have also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. The aggregate fee per Fund will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

The Funds have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Funds reimburse Columbia for out-of-pocket expenses.

For the year ended September 30, 2008, the amounts charged to the Funds by affiliates included in the Statements of Operations under "Pricing and bookkeeping fees" were as follows:

Amounts Charged by Affiliates
Columbia Asset Allocation Fund	$3,106
Columbia Large Cap Growth Fund	3,106
Columbia Disciplined Value Fund	3,106
Columbia Contrarian Core Fund	3,106
Columbia Small Cap Core Fund	3,106

Stock Funds, September 30, 2008 (continued)

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below each Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statements of Operations. For the year ended September 30, 2008, these minimum account balance fees reduced total expenses as follows:

Minimum Account Balance Fees
Columbia Asset Allocation Fund	$17,106
Columbia Large Cap Growth Fund	136,055
Columbia Disciplined Value Fund	15,528
Columbia Contrarian Core Fund	25,653
Columbia Small Cap Core Fund	6,830

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Funds' shares. For the year ended September 30, 2008, the Distributor has retained net underwriting discounts and net CDSC fees as follows:

	Front-End Sales Charge			CDSC
	Class A	Class E	Class T	Class A	Class B	Class C	Class E	Class T
Columbia Asset Allocation Fund	$6,253	$—	$3,295	$—	$6,556	$136	$—	$—
Columbia Large Cap Growth Fund	15,920	—	8,731	795	88,380	3,369	75	4,712
Columbia Disciplined Value Fund	13,189	—	2,074	161	11,168	2,542	—	—
Columbia Contrarian Core Fund	6,075	—	4,121	11	6,252	217	—	—
Columbia Small Cap Core Fund	1,180	—	2,334	—	59,022	339	—	451

The Funds have adopted distribution and shareholder servicing plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act, which require the payment of distribution and service fees. The fees are intended to compensate the Distributor and/or eligible

Stock Funds, September 30, 2008 (continued)

selling and/or servicing agents for selling shares of the Funds and providing services to investors. Payments under the Plans, which are calculated daily and paid monthly, are based on the average daily net assets of each Fund at the following annual rates:

	Distribution Fee
	Class A	Class B	Class C	Class E	Class F
Columbia Asset Allocation Fund	0.10%	0.75%	0.75%	—-	—
Columbia Large Cap Growth Fund	0.10%	0.75%	0.75%	0.10%	0.75%
Columbia Disciplined Value Fund	0.10%	0.75%	0.75%	-—	—
Columbia Contrarian Core Fund	0.10%	0.75%	0.75%	-—	—
Columbia Small Cap Core Fund	0.10%	0.75%	0.75%	-—	—
	Service Fee
	Class A	Class B	Class C	Class E	Class F
Columbia Asset Allocation Fund	0.25%	0.25%	0.25%	—	—
Columbia Large Cap Growth Fund	0.25%	0.25%	0.25%	0.25%	0.25%
Columbia Disciplined Value Fund	0.25%	0.25%	0.25%	—	—
Columbia Contrarian Core Fund	0.25%	0.25%	0.25%	—	—
Columbia Small Cap Core Fund	0.25%	0.25%	0.25%	—	—

The Funds may pay distribution and service (12b-1) fees at the maximum annual rate of 0.35% of each Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), but limited such fees to an aggregate of not more than 0.25% for Class A shares during the current fiscal year. For the year ended September 30, 2008, the distribution and service fees were 0.00% and 0.25%, respectively, of each Fund's average daily net assets.

Shareholder Services Fees

The Funds have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by service organizations. The Funds may pay shareholder services fees (which are included in other expenses) of up to 0.25% of each Fund's average daily net assets attributable to Class T shares for shareholder liaison services and up to 0.25% of each Fund's average daily net assets attributable to Class T shares for administrative support services, provided, however, that the aggregate fee shall not exceed 0.30% of each Fund's average daily net assets attributable to Class T shares. For the year ended September 30, 2008, the shareholder services fee was 0.30% of each Fund's average daily net assets attributable to Class T shares.

Fee Waivers and Expense Reimbursements

Columbia and/or some of the Funds' other services providers have voluntarily agreed to waive fees and/or reimburse Columbia Contrarian Core Fund for certain expenses so that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.89% of the Fund's average daily net assets. This arrangement may be modified or terminated by Columbia at any time.

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the

Stock Funds, September 30, 2008 (continued)

Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

As a result of fund mergers, certain Funds assumed the liabilities of the deferred compensation plan of the acquired fund. The deferred compensation plan of the acquired fund may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets.

Note 5. Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

For the year ended September 30, 2008, these custody credits reduced total expenses as follows:

Custody Credits
Columbia Asset Allocation Fund	$7,650
Columbia Large Cap Growth Fund	4,257
Columbia Disciplined Value Fund	419
Columbia Contrarian Core Fund	375
Columbia Small Cap Core Fund	3,315

Note 6. Portfolio Information

For the year ended September 30, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	U.S Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Columbia Asset Allocation Fund	$38,046,776	$39,009,535	$274,171,465	$299,274,588
Columbia Large Cap Growth Fund	—	—	2,777,511,758	2,905,962,964
Columbia Disciplined Value Fund	—	—	328,204,767	389,517,480
Columbia Contrarian Core Fund	—	—	409,209,733	463,351,604
Columbia Small Cap Core Fund	—	—	225,429,974	626,724,082

Note 7. Redemption in-Kind

Sales of securities for Columbia Small Cap Core Fund include the value of securities delivered through an in-kind redemption of certain Fund shares on July 31, 2008. Any realized gain on securities delivered through an in-kind redemption of Fund shares is not taxable to the Columbia Small Cap Core Fund. The value of securities and realized loss on securities delivered through an in-kind redemption of Fund shares aggregated $148,899,666 and $991,257, respectively. Prior to the in-kind redemption, the shareholders owned 17.6% of Columbia Small Cap Core Fund.

Note 8. Regulatory Settlements

As of September 30, 2008, Columbia Large Cap Growth Fund was entitled to receive payments of $1,089,186 relating to certain regulatory settlements the Fund had participated in during the year. The payments have been included in "Increase from regulatory settlements" on the Statements of Changes in Net Assets.

Note 9. Line of Credit

The Funds and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit,

Stock Funds, September 30, 2008 (continued)

both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charges an annual operations agency fee of $40,000 for the committed line of credit and may charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended September 30, 2008, the average daily loan balance outstanding on days where borrowing existed, and the weighted average interest rate of each Fund were as follows:

	Average Borrowings	Weighted Average Interest Rate
Columbia Disciplined Value Fund	$1,687,500	3.48%
Columbia Contrarian Core Fund	1,000,000	2.69

Note 10. Securities Lending

Each Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Funds. Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their right to dispose of the collateral, there may be a potential loss to the Funds. The Funds bear the risk of loss with respect to the investment of collateral.

Note 11. Shares of Beneficial Interest

As of September 30, 2008, the Funds had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. The percentages of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Columbia Large Cap Growth Fund	28.3
Columbia Disciplined Value Fund	52.7
Columbia Contrarian Core Fund	19.9
Columbia Small Cap Core Fund	29.5

As of September 30, 2008, the Columbia Small Cap Core Fund had one shareholder that held 8.7% of the shares outstanding over which BOA and/or any of its affiliates did not have investment discretion.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

Note 12. Significant Risks and Contingencies

Sector Focus Risk

Certain Funds may focus their investments in certain sectors, subjecting them to greater risk than a fund that is less focused.

High-Yield Securities Risk

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Stock Funds, September 30, 2008 (continued)

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Asset-Backed Securities Risk

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Mortgage-Backed Securities Risk

The value of the mortgage-backed securities may be affected by changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of the underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing a Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the

Stock Funds, September 30, 2008 (continued)

Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

Note 13. Subsequent Event

On October 16, 2008 the uncommitted and committed lines of credit discussed in Note 8 were terminated and amended, respectively. The Funds and other affiliated funds now participate in a $280,000,000 committed, unsecured revolving line of credit. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and a Fund's borrowing limit set forth in a Fund's registration statement. Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% and the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

Report of Independent Registered Public Accounting Firm

To the Trustees and the Shareholders of Columbia Funds Series Trust I

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Asset Allocation Fund, Columbia Large Cap Growth Fund, Columbia Disciplined Value Fund, Columbia Contrarian Core Fund (formerly Columbia Common Stock Fund) and Columbia Small Cap Core Fund (constituting part of Columbia Funds Series Trust I, hereafter collectively referred to as the "Funds") at September 30, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 21, 2008

Federal Income Tax Information (Unaudited)

Columbia Asset Allocation Fund

For the fiscal year ended September 30, 2008, the Fund designates long-term capital gains of $1,600,995.

For non-corporate shareholders 25.68% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the period October 1, 2007 to September 30, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

14.68% of the ordinary income distributed by the Fund, for the year ended September 30, 2008, qualifies for the corporate dividends received deduction.

Columbia Large Cap Growth Fund

For non-corporate shareholders 37.82% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the period October 1, 2007 to September 30, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

36.65% of the ordinary income distributed by the Fund, for the year ended September 30, 2008, qualifies for the corporate dividends received deduction.

Columbia Disciplined Value Fund

For the fiscal year ended September 30, 2008, the Fund designates long-term capital gains of $800,164.

For non-corporate shareholders 42.06% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the period October 1, 2007 to September 30, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

42.07% of the ordinary income distributed by the Fund, for the year ended September 30, 2008, qualifies for the corporate dividends received deduction.

Columbia Contrarian Core Fund

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the period October 1, 2007 to September 30, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

100.00% of the ordinary income distributed by the Fund, for the year ended September 30, 2008, qualifies for the corporate dividends received deduction.

Columbia Small Cap Core Fund

For the fiscal year ended September 30, 2008, the Fund designates long-term capital gains of $92,491,754.

For non-corporate shareholders 61.89% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the period October 1, 2007 to September 30, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

69.16% of the ordinary income distributed by the Fund, for the year ended September 30, 2008, qualifies for the corporate dividends received deduction.

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John D. Collins (Born 1938)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 80, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (underwriting firm)

Rodman L. Drake (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 80, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Hyperion Brookfield Total Return Fund, Inc. and Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (exchange-traded funds)

Douglas A. Hacker (Born 1955)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 80, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September 2003 to March 2004; Executive Vice President—Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to August 2003. Oversees 80, None

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Charles R. Nelson (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Director, Institute for Economic Research, University of Washington from September 2001 to June 2003; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, since September 1993; Consultant on econometric and statistical matters. Oversees 80, None

John J. Neuhauser (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 80, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; and Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts). Oversees 80, None

Patrick J. Simpson (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 80, None

Thomas C. Theobald (Born 1937)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 80, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anne-Lee Verville (Born 1945)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager—Global Education Industry (from 1994 to 1997), President—Application Systems Division (from 1991 to 1994), Chief Financial Officer—US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 80, None

Interested Trustee

William E. Mayer (Born 1940)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[2] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 80, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  Messrs. Drake, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 1996 and 2005, respectively. The Excelsior Funds consisted of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Piel and Collins as Trustees of the Trust.

2  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957)

One Financial Center Boston, MA 02111 President (since 2004)	President—Columbia Funds, since October 2004; Managing Director—Columbia Management Advisors, LLC, since September 2005; Senior Vice President—Columbia Management Distributors, Inc., since January 2005; Director—Columbia Management Services, Inc., since January 2005; Director—Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director—FIM Funding, Inc., since January 2005; President and Chief Executive Officer—CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2000)	Managing Director of Columbia Management Advisors, LLC since December 2004; Treasurer—Columbia Funds, from October 2003 to May 2008; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Senior Vice President—Columbia Management Advisors, LLC, from April 2003 to December 2004; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004-Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October 2004; Vice President—Trustee Reporting of the Advisor from April 2002 to October 2004.

Important Information About This Report – Stock Funds

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of the Stock Funds.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov; and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds' website, www.columbiamanagement.com.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about a fund, contact your Columbia Management representative or financial advisor or go to www.columbiafunds.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc. P.O. Box 8081 Boston, MA 02266-8081 1-800-345-6611

Distributor

Columbia Management Distributors, Inc. One Financial Center Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street Boston, MA 02110

Columbia Management®

Stock Funds

Annual Report, September 30, 2008

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©2008 Columbia Management Distributors, Inc.

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800-345-6611 www.columbiafunds.com

SHC-42/156371-0908 (11/08) 08/62590

Annual Report

September 30, 2008

Columbia Dividend Income Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

We are pleased to provide this shareholder report for your Columbia Fund and hope you will find the portfolio management details, discussions and performance information helpful in monitoring your investments. As we’ve seen this past year, the financial markets can be quite volatile, with significant short-term price fluctuations. It’s important to keep these ups and downs in perspective, particularly in light of your long-term investment strategy.

Staying the course with your long-term strategy typically involves riding out short-term price fluctuations, though we recognize that at times this can be tough. To support your efforts and give you the information you need to make prudent decisions, Columbia Management offers several valuable online resources. We encourage you to visit www.columbiamanagement.com/investor, where you can receive the most up-to-date information, including:

■

Daily pricing and performance. View pricing and performance from a link in Fund Tracker on the homepage. This listing of funds is updated nightly with the current net asset value and the amount and percentage change from the prior day.

■	News & Commentary. This tab provides links to quarterly fund commentaries and information from our investment strategies group, including trends in the economy and market impact.

If you would like more details on individual funds, select a fund from the dropdown menu on the top right side of the homepage for access to:

■	Monthly and quarterly performance information.
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Portfolio holdings. Full holdings are updated monthly for money market funds except for Columbia Cash Reserves and Columbia Money Market Reserves which are updated weekly, monthly for equity funds and quarterly for most other funds.

■	Quarterly fact sheets. Accessible from the Literature tab in each fund page.

By registering on the site, you’ll receive secured, 24-hour access to*:

■	Mutual fund account details with balances, dividend and transaction information
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I encourage you to visit our website for access to the product information and tools described above. These valuable online resources can help you monitor your investments and provide direct access to your account. All of these tools, and more, can be found on www.columbiamanagement.com/investor.

While your financial advisor is a great resource for investment guidance, you can also access our website or call our service representatives at 800.345.6611 for additional assistance. We thank you for investing with Columbia Management and look forward to helping with your ongoing investment needs.

Sincerely,

Christopher L. Wilson

President, Columbia Funds

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Fund Profile – Columbia Dividend Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 09/30/08

–19.06% Class A shares
(without sales charge)

–22.10% Russell 1000 Index

Morningstar Style Box

Equity Style

The Morningstar Style Box reveals a fund’s investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of month end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 06/30/08.

Summary

■	For the 12-month period that ended September 30, 2008, the fund’s Class A shares returned negative 19.06% without sales charge.

■

In a difficult market environment, the fund held up better than its benchmark, the Russell 1000 Index,[1] and the average return of its peer group, the Lipper Equity Income Funds Classification.[2] The fund’s dividend distribution rose 15% during the period.

■	A large commitment to consumer staples and reduced exposure to energy and materials companies helped comparative results.

Portfolio Management

Scott L. Davis has co-managed the fund since November 2001 and has been with the advisor or its predecessors or affiliate organizations since 1985.

Richard Dahlberg has co-managed the fund since October 2003 and has been with the advisor or its predecessors or affiliate organizations since 2003.

[1]

The Russell 1000 Index measures the performance of 1,000 of the largest US companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Economic Update – Columbia Dividend Income Fund

The pace of economic growth slowed during the 12-month period that began October 1, 2007 and ended September 30, 2008 as a growing number of factors weighed on consumers and businesses alike. The economy stayed clear of a recession, with an uptick in growth in the first half of 2008. However, it was widely expected that growth would slow to zero or negative near the end of the period as the most severe housing downturn in decades showed no sign of abating and job growth continued to slide. Inventories of homes for sale rose, home prices declined and tighter credit standards, the result of continued turmoil in the subprime mortgage market, made it more difficult for homebuyers to qualify for loans. Food prices rose, raising concerns about inflation, and energy prices soared to record highs before backing down sharply in the last months of the period. Consumer confidence declined sharply through June, then improved modestly in August and September. However, The Conference Board’s consumer confidence survey revealed that consumer appraisal of the economic environment continues to erode. Consumer confidence is surveyed monthly by The Conference Board.

As growth weakened, businesses began to pull back on hiring, which further dimmed the outlook for consumers. Job losses were reported for nine consecutive months in 2008, and the unemployment rate spiked to 6.1%. The slowdown in manufacturing activity was one of the last major indicators to turn negative. Federal tax rebates, which began to arrive in May, helped bolster consumer spending during the early summer months, but consumer spending turned negative later in the period.

In an effort to inspire confidence in the capital markets, loosen the reins on credit and shore up economic growth, the Federal Reserve Board (the Fed) brought a key short-term rate — the federal funds rate — down from 4.75% to 2.0% during the 12-month period. After seven rate cuts, the Fed remains concerned about inflation; but a weak economic outlook began to shift its priorities.1

Stocks retreat as economic storm clouds gather

Against a shifting economic backdrop, the U.S. stock market lost 21.98% for the 12-month period, as measured by the S&P 500 Index. Small-cap stocks held up better than large- and mid-cap stocks, as measured by their respective Russell indices.2 Value stocks held up better than growth stocks in the small- and mid-cap range while growth stocks lost less than value stocks among large caps. As the dollar rebounded modestly against the euro, investors reaped even lower returns from investments outside the U.S. The MSCI EAFE Index, a broad gauge of stock market performance in foreign developed markets, lost 30.50% (in U.S. dollars) for the period. Emerging stock markets, which have had a strong run over the past several years, were also caught in the downdraft. The MSCI Emerging Markets Index returned negative 33.01% (in U.S. dollars).3

Past performance is no guarantee of future results.

[1]	On October 8, the Fed lowered the federal funds rate to 1.5% and on October 29, the Fed lowered the federal funds rate to 1.0%.

[2]

The Russell 1000 Index measures the performance of 1,000 of the largest US companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell 2000 Index measures the performance of the 2,000 smallest of 3,000 largest U.S. companies based on market capitalization.

[3]	The MSCI Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

Indices	are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Summary

For the 12-month period that ended September 30, 2008

■

The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 21.98%. Developed stock markets outside the United States returned negative 30.50%, as measured (in U.S. dollars) by the MSCI EAFE Index.

S&P Index	MSCI Index

–21.98%	–30.50%

■

Despite volatility in many segments of the bond market, the Lehman Brothers U.S. Aggregate Bond Index delivered a modest return. High-yield bonds lost significant ground, as measured by the Merrill Lynch U.S. High Yield Cash Pay Index.

Lehman Index	Merrill Lynch Index

3.65%	–11.62%

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada.

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

2

Economic Update (continued) – Columbia Dividend Income Fund

Bonds delivered modest gains

The U.S. bond market seesawed during the 12-month period but delivered a modest gain as investors sought the relative safety of the highest quality sectors. After a weak start, bond prices in many sectors rose and yields declined as economic growth slowed and stock market volatility increased. Although the benchmark 10-year U.S. Treasury yield edged back above 4.0% in 2008, it slipped back to 3.83% at the end of the period, nearly one full percentage point below where it was one year ago. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 3.65%. High-yield bonds took a beating. The Merrill Lynch U.S. High Yield, Cash Pay Index returned negative 11.62%.

Past performance is no guarantee of future results.

3

Performance Information – Columbia Dividend Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.12
Class B	1.87
Class C	1.87
Class R	1.33
Class T	1.17
Class Z	0.87

Annual operating expense ratio after contractual waivers (%)*

Class A	1.05
Class B	1.80
Class C	1.80
Class R	1.30
Class T	1.10
Class Z	0.80

*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund’s prospectus that is current as of the date of this report. The contractual waiver expires 01/31/09. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 10/01/98 – 09/30/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Dividend Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Russell 1000 Index measures the performance of 1,000 of the largest US companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 10/01/98 – 09/30/08 ($)

Sales charge	without	with
Class A	19,780	18,646
Class B	18,337	18,337
Class C	18,323	18,323
Class R	19,754	n/a
Class T	19,716	18,585
Class Z	20,494	n/a

Average annual total return as of 09/30/08 (%)

Share Class	A		B		C		R	T		Z
Inception	11/25/02		11/25/02		11/25/02		03/28/08	03/04/98		03/04/98
Sales charge	without	with	without	with	without	with	without	without	with	without
1-year	–19.06	–23.73	–19.71	–23.62	–19.72	–20.50	–19.17	–19.10	–23.77	–18.90
5-year	7.83	6.57	7.00	6.70	7.01	7.01	7.80	7.77	6.51	8.10
10-year	7.06	6.43	6.25	6.25	6.24	6.24	7.04	7.02	6.39	7.44

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A and Class T shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of Retail A Shares (for Class A) and Retail B Shares (for Class B and Class C) of the Galaxy Strategic Equity Fund (the “Galaxy Fund”) for periods prior to November 25, 2002, the date on which Class A, Class B and Class C shares were initially offered by the Fund. The returns for Class T shares include the returns of Retail A shares of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class T shares were initially offered by the Fund. The returns for Class Z shares include returns of Trust shares of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class Z shares were initially offered by the Fund. The returns have not been restated to reflect any differences in expenses between the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Retail A Shares, Retail B Shares and Trust shares of the Galaxy Fund were initially offered on March 4, 1998. The returns for Class R shares include the returns of Class A shares prior to March 28, 2008, the date on which Class R shares commenced operations. If differences in expenses had been reflected, the returns would have been lower, since Class R shares are subject to higher distribution and service (Rule 12b-1) fees.

4

Understanding Your Expenses – Columbia Dividend Income Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

04/01/08 – 09/30/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	905.10	1,019.75	5.00	5.30	1.05
Class B	1,000.00	1,000.00	901.50	1,016.00	8.56	9.07	1.80
Class C	1,000.00	1,000.00	901.40	1,016.00	8.56	9.07	1.80
Class R	1,000.00	1,000.00	903.90	1,018.50	6.19	6.56	1.30
Class T	1,000.00	1,000.00	904.90	1,019.50	5.24	5.55	1.10
Class Z	1,000.00	1,000.00	906.30	1,021.00	3.81	4.04	0.80

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers’ Report – Columbia Dividend Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 09/30/08 ($)
Class A	12.01
Class B	11.75
Class C	11.74
Class R	12.01
Class T	12.01
Class Z	12.01

Distributions declared per share

10/01/07 – 09/30/08 ($)
Class A	0.47
Class B	0.37
Class C	0.37
Class R	0.14
Class T	0.46
Class Z	0.50

For the 12-month period that ended September 30, 2008, the fund’s Class A shares returned negative 19.06% without sales charge. The fund’s benchmark, the Russell 1000 Index, returned negative 22.10% for the same period.1 The average return of the fund’s peer group, the Lipper Equity Income Funds Classification, was negative 20.75%.2 The fund’s Class A shares dividend distribution rose by 15% from $0.27 to $0.31.

A spreading credit crisis brought sharp declines in equity markets, with few sectors able to withstand the selling pressure. Although results were undeniably negative, the fund held up better than both its index and peer group average return thanks to its larger stakes in such consumer basics as tobacco, food and drug makers, areas that have typically been more resilient during economic downturns. The fund had less exposure than the index in energy, materials and homebuilding, which also aided its relative return.

Consumer staples were period’s standout

As the credit crisis began to affect the broader economy, fund returns were positive among companies that make or sell products that are in demand regardless of the economy’s direction. Shares of Wal-Mart Stores, Inc. climbed as the result of solid operating results and increased traffic from cash-short consumers. Food makers General Mills, Inc. and H. J. Heinz Co. reported growth in revenues and earnings. Both companies were more successful than their competitors in passing along rising costs. Among consumer discretionary holdings, continued earnings growth and a dividend increase boosted shares of McDonald’s Corp. Shares of well-capitalized bank holdings also contributed, with U.S. Bancorp, Wells Fargo & Co. and PNC Financial Services Group, Inc. all registering solid gains.

Economic woes and credit fears fueled declines

Size and stability were no protection against the market’s slide. Although General Electric Co.’s industrial businesses are moving ahead well, shares suffered a severe decline due to concerns about GE’s financing arm. AT&T, Inc. fell as a weak economy threatened earnings growth. In addition, the slump in housing starts may cut into phone installations in upcoming quarters. Nokia Oyj fell by nearly half despite outstanding operating results and increased market share as investors have grown cautious about cellphone sales in a possible global slowdown. Wachovia Corp. and Hartford Financial Services Group, Inc. were caught in the powerful selloff that swept the financial sector. Hartford’s bond holdings came under scrutiny, but a capital infusion from Germany’s Allianz Bank (not in the portfolio) helped shore up its balance sheet and stabilize shares. We sold Wachovia before the end of the period.

Our decision to underweight energy companies at first seemed premature. However, that decision was rewarded when oil prices fell steeply from record levels. The fall in metals prices had little impact on fund results because of our decision to downplay materials stocks.

[1]

The Russell 1000 Index measures the performance of 1,000 of the largest US companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

6

Portfolio Managers’ Report (continued) – Columbia Dividend Income Fund

Sectors

as of 09/30/08 (%)
Financials	17.3
Consumer Staples	14.4
Health Care	12.0
Information Technology	10.2
Energy	9.8
Consumer Discretionary	8.6
Industrials	7.0
Telecommunication Services	6.9
Utilities	4.1
Materials	3.0

Holdings discussed in this report

as of 09/30/08 (%)
Wal-Mart Stores, Inc.	2.0
General Mills, Inc.	0.6
H.J. Heinz Co.	1.1
McDonald’s Corp	2.6
U.S. Bancorp	1.7
Wells Fargo & Co.	1.1
PNC Financial Services Group, Inc.	0.5
General Electric Co.	2.5
AT&T, Inc.	3.8
Nokia Oyj	0.8
Hartford Financial Services Group, Inc.	0.7

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Looking ahead

We believe that the economy has the potential to break out of recessionary mode some time in 2009. The extreme volatility and severe price drops that we have seen recently may present compelling investment opportunities but markets must first work through this crisis of confidence. Well-financed companies with strong balance sheets, ample free cash flow and the ability to raise dividends tend to be superior performers over time. Falling prices have boosted dividend yields, and high dividend yields have historically presented better chances of strong returns than periods when dividends are low. While valuations appear attractive in many cases, we are taking care to avoid companies that are overextended or subject to large debt maturities in the near future.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Dividend payments by an issuer are not guaranteed, and are paid only when declared by an issuer’s board of directors. The amount of a dividend payment, if any, can vary over time.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. The market value of a portfolio security may not meet the manager’s future value assessment of such security, or may decline.

7

Investment Portfolio – Columbia Dividend Income Fund

September 30, 2008

Common Stocks – 90.8%

		Shares	Value ($)
Consumer Discretionary – 8.6%
Hotels, Restaurants & Leisure – 2.6%	McDonald’s Corp.	455,000	28,073,500

	Hotels, Restaurants & Leisure Total		28,073,500

Household Durables – 0.2%	Newell Rubbermaid, Inc.	125,000	2,157,500

	Household Durables Total		2,157,500

Media – 2.2%	CBS Corp., Class B	440,000	6,415,200
	McGraw-Hill Companies, Inc.	130,000	4,109,300
	Meredith Corp.	265,000	7,430,600
	Pearson PLC	360,000	3,924,000
	Time Warner, Inc.	100,000	1,311,000

	Media Total		23,190,100

Multiline Retail – 0.4%	Macy’s, Inc.	200,000	3,596,000

	Multiline Retail Total		3,596,000

Specialty Retail – 3.2%	Home Depot, Inc.	325,000	8,414,250
	Sherwin-Williams Co.	255,000	14,575,800
	Staples, Inc.	250,000	5,625,000
	TJX Companies, Inc.	180,000	5,493,600

	Specialty Retail Total		34,108,650

Consumer Discretionary Total			91,125,750

Consumer Staples – 14.4%
Beverages – 3.9%	Anheuser-Busch Companies, Inc.	176,000	11,418,880
	Coca-Cola Co.	140,000	7,403,200
	Diageo PLC, ADR	265,000	18,247,900
	PepsiCo, Inc.	70,000	4,988,900

	Beverages Total		42,058,880

Food & Staples Retailing – 2.0%	Wal-Mart Stores, Inc.	350,000	20,961,500

	Food & Staples Retailing Total		20,961,500

Food Products – 2.8%	ConAgra Foods, Inc.	265,000	5,156,900
	General Mills, Inc.	86,800	5,964,896
	H.J. Heinz Co.	235,000	11,742,950
	Nestle SA, ADR, Registered Shares	150,000	6,448,155

	Food Products Total		29,312,901

Household Products – 3.6%	Kimberly-Clark Corp.	210,000	13,616,400
	Procter & Gamble Co.	356,000	24,809,640

	Household Products Total		38,426,040

Tobacco – 2.1%	Altria Group, Inc.	300,000	5,952,000
	Philip Morris International, Inc.	340,000	16,354,000

	Tobacco Total		22,306,000

Consumer Staples Total			153,065,321

See Accompanying Notes to Financial Statements.

8

Columbia Dividend Income Fund

September 30, 2008

Common Stocks (continued)

		Shares	Value ($)
Energy – 9.8%
Energy Equipment & Services – 0.4%	Halliburton Co.	130,000	4,210,700

	Energy Equipment & Services Total		4,210,700

Oil, Gas & Consumable Fuels – 9.4%	BP PLC, ADR	170,000	8,528,900
	Chevron Corp.	325,000	26,806,000
	ConocoPhillips	135,000	9,888,750
	Exxon Mobil Corp.	540,000	41,936,400
	Occidental Petroleum Corp.	90,000	6,340,500
	Royal Dutch Shell PLC, ADR	120,000	7,081,200

	Oil, Gas & Consumable Fuels Total		100,581,750

Energy Total			104,792,450

Financials – 16.4%
Capital Markets – 1.5%	Bank of New York Mellon Corp.	305,000	9,936,900
	Federated Investors, Inc., Class B	220,000	6,347,000

	Capital Markets Total		16,283,900

Commercial Banks – 3.6%	PNC Financial Services Group, Inc.	76,000	5,677,200
	SunTrust Banks, Inc.	74,000	3,329,260
	U.S. Bancorp	514,000	18,514,280
	Wells Fargo & Co.	300,000	11,259,000

	Commercial Banks Total		38,779,740

Consumer Finance – 0.3%	Discover Financial Services	200,000	2,764,000

	Consumer Finance Total		2,764,000

Diversified Financial Services – 2.3%	Citigroup, Inc.	550,000	11,280,500
	JPMorgan Chase & Co.	280,000	13,076,000

	Diversified Financial Services Total		24,356,500

Insurance – 8.3%	Arthur J. Gallagher & Co.	516,000	13,240,560
	Chubb Corp.	180,000	9,882,000
	Hartford Financial Services Group, Inc.	188,000	7,706,120
	Lincoln National Corp.	440,000	18,836,400
	MetLife, Inc.	134,475	7,530,600
	Principal Financial Group, Inc.	302,000	13,133,980
	RenaissanceRe Holdings Ltd.	45,000	2,340,000
	Unum Group	605,000	15,185,500

	Insurance Total		87,855,160

Real Estate Investment Trusts (REITs) – 0.4%	Kimco Realty Corp.	75,000	2,770,500
	Rayonier, Inc.	32,000	1,515,200

	Real Estate Investment Trusts (REITs) Total		4,285,700

Financials Total			174,325,000

See Accompanying Notes to Financial Statements.

9

Columbia Dividend Income Fund

September 30, 2008

Common Stocks (continued)

		Shares	Value ($)
Health Care – 10.4%
Pharmaceuticals – 10.4%	Abbott Laboratories	331,000	19,058,980
	Bristol-Myers Squibb Co.	245,000	5,108,250
	GlaxoSmithKline PLC, ADR	200,000	8,692,000
	Johnson & Johnson	330,000	22,862,400
	Merck & Co., Inc.	380,000	11,992,800
	Novartis AG, ADR	225,000	11,889,000
	Pfizer, Inc.	1,220,000	22,496,800
	Wyeth	250,000	9,235,000

	Pharmaceuticals Total		111,335,230

Health Care Total			111,335,230

Industrials – 7.0%
Aerospace & Defense – 2.5%	Boeing Co.	106,000	6,079,100
	Honeywell International, Inc.	105,000	4,362,750
	Raytheon Co.	95,000	5,083,450
	United Technologies Corp.	182,000	10,930,920

	Aerospace & Defense Total		26,456,220

Commercial & Professional Services – 1.0%	Waste Management, Inc.	345,000	10,864,050

	Commercial & Professional Services Total		10,864,050

Industrial Conglomerates – 2.5%	General Electric Co.	1,045,000	26,647,500

	Industrial Conglomerates Total		26,647,500

Machinery – 1.0%	Deere & Co.	112,000	5,544,000
	Dover Corp.	120,000	4,866,000

	Machinery Total		10,410,000

Industrials Total			74,377,770

Information Technology – 10.2%
Communications Equipment – 0.8%	Nokia Oyj, ADR	445,000	8,299,250

	Communications Equipment Total		8,299,250

Computers & Peripherals – 4.4%	Hewlett-Packard Co.	400,000	18,496,000
	International Business Machines Corp.	243,000	28,421,280

	Computers & Peripherals Total		46,917,280

IT Services – 0.7%	Automatic Data Processing, Inc.	185,000	7,908,750

	IT Services Total		7,908,750

Office Electronics – 0.4%	Canon, Inc., ADR	110,000	4,152,500

	Office Electronics Total		4,152,500

Semiconductors & Semiconductor Equipment – 2.3%	Intel Corp.	900,000	16,857,000
	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	787,952	7,383,110

	Semiconductors & Semiconductor Equipment Total		24,240,110

See Accompanying Notes to Financial Statements.

10

Columbia Dividend Income Fund

September 30, 2008

Common Stocks (continued)

		Shares	Value ($)
Information Technology (continued)
Software – 1.6%	Microsoft Corp.	625,000	16,681,250

	Software Total		16,681,250

Information Technology Total			108,199,140

Materials – 3.0%
Chemicals – 2.6%	Dow Chemical Co.	180,000	5,720,400
	E.I. Du Pont de Nemours & Co.	222,000	8,946,600
	Eastman Chemical Co.	67,000	3,689,020
	International Flavors & Fragrances, Inc.	130,000	5,129,800
	RPM International, Inc.	250,000	4,835,000

	Chemicals Total		28,320,820

Containers & Packaging – 0.4%	Packaging Corp. of America	180,000	4,172,400

	Containers & Packaging Total		4,172,400

Materials Total			32,493,220

Telecommunication Services – 6.9%
Diversified Telecommunication Services – 6.9%	AT&T, Inc.	1,465,000	40,902,800
	Verizon Communications, Inc.	942,000	30,228,780
	Windstream Corp.	250,000	2,735,000

	Diversified Telecommunication Services Total		73,866,580

Telecommunication Services Total			73,866,580

Utilities – 4.1%
Electric Utilities – 2.4%	American Electric Power Co., Inc.	100,000	3,703,000
	Entergy Corp.	40,000	3,560,400
	Exelon Corp.	80,000	5,009,600
	FirstEnergy Corp.	75,000	5,024,250
	FPL Group, Inc.	90,000	4,527,000
	PPL Corp.	90,000	3,331,800

	Electric Utilities Total		25,156,050

Gas Utilities – 0.4%	National Fuel Gas Co.	108,000	4,555,440

	Gas Utilities Total		4,555,440

Multi-Utilities – 1.3%	Dominion Resources, Inc.	140,000	5,989,200
	PG&E Corp.	112,000	4,194,400
	Public Service Enterprise Group, Inc.	130,000	4,262,700

	Multi-Utilities Total		14,446,300

Utilities Total			44,157,790
	Total Common Stocks (Cost of $933,116,302)		967,738,251

See Accompanying Notes to Financial Statements.

11

Columbia Dividend Income Fund

September 30, 2008

Convertible Preferred Stocks – 2.5%

		Shares	Value ($)
Financials – 0.9%
Insurance – 0.9%	Metlife, Inc., 6.375%	550,000	6,886,000
	XL Capital Ltd., 7.000%	395,000	2,725,500

	Insurance Total		9,611,500

Financials Total			9,611,500

Health Care – 1.6%
Pharmaceuticals – 1.6%	Schering-Plough Corp., 6.000%	100,000	17,302,000

	Pharmaceuticals Total		17,302,000

Health Care Total			17,302,000
	Total Convertible Preferred Stocks (Cost of $42,762,979)		26,913,500
		Par ($)
Short-Term Obligation – 6.2%
	Repurchase agreement with Fixed Income Clearing Corp., dated 09/30/08, due 10/01/08 at 0.200%, collateralized by a U.S. Treasury Obligation maturing 02/28/09, market value $67,567,088 (repurchase proceeds $66,238,368)	66,238,000	66,238,000

	Total Short-Term Obligation (Cost of $66,238,000)		66,238,000

	Total Investments – 99.5% (Cost of $1,042,117,281)(a)		1,060,889,751

	Other Assets & Liabilities, Net – 0.5%		5,097,620

	Net Assets – 100.0%		1,065,987,371

Notes to Investment Portfolio:

(a)	Cost for federal income tax purposes is $1,042,404,300.

At September 30, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	17.3
Consumer Staples	14.4
Health Care	12.0
Information Technology	10.2
Energy	9.8
Consumer Discretionary	8.6
Industrials	7.0
Telecommunication Services	6.9
Utilities	4.1
Materials	3.0

93.3
Short-Term Obligation	6.2
Other Assets & Liabilities, Net	0.5

100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

12

Statement of Assets and Liabilities – Columbia Dividend Income Fund

September 30, 2008

		($)
Assets	Investments, at cost	1,042,117,281

	Investments, at value	1,060,889,751
	Cash	510
	Receivable for:
	Investments sold	2,645,724
	Fund shares sold	3,195,057
	Interest	368
	Dividends	2,818,899
	Securities lending	11,485
	Expense reimbursement due from investment advisor	136,291
	Trustees’ deferred compensation plan	85,290
	Other assets	14,138

	Total Assets	1,069,797,513

Liabilities	Payable for:
	Fund shares repurchased	2,578,310
	Distributions	6,049
	Investment advisory fee	620,108
	Administration fee	61,782
	Transfer agent fee	153,463
	Pricing and bookkeeping fees	11,791
	Trustees’ fees	4,589
	Custody fee	4,925
	Distribution and service fees	118,100
	Chief compliance officer expenses	248
	Trustees’ deferred compensation plan	85,290
	Other liabilities	165,487

	Total Liabilities	3,810,142

	Net Assets	1,065,987,371

Net Assets Consist of	Paid-in capital	1,164,353,946
	Undistributed net investment income	180,736
	Accumulated net realized loss	(117,319,781)
	Net unrealized appreciation on investments	18,772,470

	Net Assets	1,065,987,371

See Accompanying Notes to Financial Statements.

13

Statement of Assets and Liabilities (continued) – Columbia Dividend Income Fund

September 30, 2008

Class A	Net assets	$278,122,057
	Shares outstanding	23,159,199
	Net asset value per share	$12.01	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($12.01/0.9425)	$12.74	(b)

Class B	Net assets	$31,306,675
	Shares outstanding	2,663,670
	Net asset value and offering price per share	$11.75	(a)

Class C	Net assets	$12,634,967
	Shares outstanding	1,075,779
	Net asset value and offering price per share	$11.74	(a)

Class R	Net assets	$10,952
	Shares outstanding	912
	Net asset value, offering and redemption price per share	$12.01

Class T	Net assets	$72,212,886
	Shares outstanding	6,013,114
	Net asset value per share	$12.01	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($12.01/0.9425)	$12.74	(b)

Class Z	Net assets	$671,699,834
	Shares outstanding	55,923,283
	Net asset value, offering and redemption price per share	$12.01

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

14

Statement of Operations – Columbia Dividend Income Fund

For the Year Ended September 30, 2008

		($)
Investment Income	Dividends	35,327,202
	Interest	1,837,491
	Securities lending	308,901
	Foreign taxes withheld	(272,066)

	Total Investment Income	37,201,528

Expenses	Investment advisory fee	7,520,664
	Administration fee	756,060
	Distribution fee:
	Class B	312,812
	Class C	119,680
	Class R (a)	30
	Service fee:
	Class A	820,130
	Class B	104,271
	Class C	39,894
	Shareholder service fee – Class T	260,529
	Transfer agent fee	754,354
	Pricing and bookkeeping fees	147,623
	Trustees’ fees	50,147
	Custody fee	48,348
	Chief compliance officer expenses	987
	Other expenses	358,573

	Total Expenses	11,294,102

	Fees waived and/or expenses reimbursed by investment advisor	(591,255)
	Expense reductions	(17,920)

	Net Expenses	10,684,927

	Net Investment Income	26,516,601

Net Realized and Unrealized Gain (Loss) on Investments	Net realized loss on investments	(31,537,547)
	Net change in unrealized appreciation (depreciation) on investments	(226,151,392)

	Net Loss	(257,688,939)

	Net Decrease Resulting from Operations	(231,172,338)

(a)	Class R shares commenced operations on March 28, 2008.

See Accompanying Notes to Financial Statements.

15

Statement of Changes in Net Assets – Columbia Dividend Income Fund

		Year Ended September 30,
Increase (Decrease) in Net Assets:		2008 ($) (a)	2007 ($) (b)
Operations	Net investment income	26,516,601	20,990,003
	Net realized gain (loss) on investments	(31,537,547)	52,204,503
	Net change in unrealized appreciation (depreciation) on investments	(226,151,392)	96,436,179

	Net Increase (Decrease) Resulting from Operations	(231,172,338)	169,630,685

Distributions to Shareholders	From net investment income:
	Class A	(7,344,786)	(6,559,689)
	Class B	(618,508)	(627,109)
	Class C	(239,863)	(207,843)
	Class G	—	(18,799)
	Class R	(125)	—
	Class T	(1,886,431)	(1,779,633)
	Class Z	(16,590,521)	(11,419,554)
	From net realized gains:
	Class A	(3,801,052)	(3,228,881)
	Class B	(529,218)	(551,026)
	Class C	(204,324)	(153,342)
	Class G	—	(14,208)
	Class T	(1,011,104)	(896,721)
	Class Z	(6,242,104)	(4,555,801)

	Total Distributions to Shareholders	(38,468,036)	(30,012,606)

	Net Increase from Share Transactions	195,920,032	13,798,283

	Total Increase (Decrease) in Net Assets	(73,720,342)	153,416,362

Net Assets	Beginning of period	1,139,707,713	986,291,351
	End of period	1,065,987,371	1,139,707,713
	Undistributed net investment income at end of period	180,736	295,363

(a)	Class R shares commenced operations on March 28, 2008.

(b)	Class G shares were converted into Class T shares on August 8, 2007.

See Accompanying Notes to Financial Statements.

16

Statement of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Dividend Income Fund
	Year Ended September 30,
	2008 (a)		2007 (b)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	3,040,373	41,888,249	3,060,561	44,656,130
Distributions reinvested	671,595	9,255,016	551,501	7,960,088
Redemptions	(4,675,333)	(64,381,794)	(5,182,515)	(74,776,534)

Net Decrease	(963,365)	(13,238,529)	(1,570,453)	(22,160,316)

Class B
Subscriptions	236,708	3,185,642	547,509	7,686,326
Distributions reinvested	70,180	965,509	70,794	991,944
Redemptions	(1,165,286)	(15,738,910)	(1,471,587)	(20,975,485)

Net Decrease	(858,398)	(11,587,759)	(853,284)	(12,297,215)

Class C
Subscriptions	244,503	3,295,088	656,579	9,234,448
Distributions reinvested	27,268	374,494	21,013	296,011
Redemptions	(568,860)	(7,771,162)	(288,373)	(4,120,077)

Net Increase (Decrease)	(297,089)	(4,101,580)	389,219	5,410,382

Class G
Subscriptions	—	—	1,877	26,709
Distributions reinvested	—	—	2,220	30,873
Redemptions	—	—	(123,772)	(1,802,734)

Net Decrease	—	—	(119,675)	(1,745,152)

Class R
Subscriptions	761	10,178	—	—
Proceeds received in connection with merger	141	1,894	—	—
Distributions reinvested	10	125	—	—

Net Increase	912	12,197	—	—

Class T
Subscriptions	60,101	834,348	161,555	2,383,858
Distributions reinvested	202,390	2,793,219	178,792	2,580,193
Redemptions	(823,169)	(11,391,329)	(951,668)	(13,833,052)

Net Decrease	(560,678)	(7,763,762)	(611,321)	(8,869,001)

Class Z
Subscriptions	15,600,509	213,411,245	10,996,789	160,853,172
Proceeds received in connection with merger	12,606,624	168,957,597	—	—
Distributions reinvested	319,451	4,324,304	213,453	3,082,200
Redemptions	(11,343,303)	(154,093,681)	(7,548,346)	(110,475,787)

Net Increase	17,183,281	232,599,465	3,661,896	53,459,585

(a)	Class R shares commenced operations on March 28, 2008.

(b)	Class G shares were converted into Class T shares on August 8, 2007.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class A Shares	2008	2007	2006	2005	2004 (a)
Net Asset Value, Beginning of Period	$15.35	$13.45	$12.01	$10.80	$9.26

Income from Investment Operations:
Net investment income (b)	0.31	0.28	0.26	0.25	0.18
Net realized and unrealized gain (loss) on investments	(3.18)	2.02	1.45	1.16	1.53

Total from Investment Operations	(2.87)	2.30	1.71	1.41	1.71

Less Distributions to Shareholders:
From net investment income	(0.31)	(0.27)	(0.27)	(0.20)	(0.17)
From net realized gains	(0.16)	(0.13)	—	—	—

Total Distributions to Shareholders	(0.47)	(0.40)	(0.27)	(0.20)	(0.17)

Net Asset Value, End of Period	$12.01	$15.35	$13.45	$12.01	$10.80
Total return (c)(d)	(19.06)%	17.31%	14.45%	13.10%	18.60%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.05%	1.05%	1.05%	1.05%	1.36%
Waiver/Reimbursement	0.06%	0.07%	0.12%	0.18%	0.06%
Net investment income (e)	2.24%	1.90%	2.19%	2.11%	1.71%
Portfolio turnover rate	16%	21%	52%	18%	44%
Net assets, end of period (000’s)	$278,122	$370,358	$345,595	$27,534	$7,319

(a)	On October 13, 2003, Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class B Shares	2008	2007	2006	2005	2004 (a)
Net Asset Value, Beginning of Period	$15.03	$13.17	$11.77	$10.59	$9.08

Income from Investment Operations:
Net investment income (b)	0.20	0.16	0.16	0.16	0.10
Net realized and unrealized gain (loss) on investments	(3.11)	1.99	1.42	1.13	1.50

Total from Investment Operations	(2.91)	2.15	1.58	1.29	1.60

Less Distributions to Shareholders:
From net investment income	(0.21)	(0.16)	(0.18)	(0.11)	(0.09)
From net realized gains	(0.16)	(0.13)	—	—	—

Total Distributions to Shareholders	(0.37)	(0.29)	(0.18)	(0.11)	(0.09)

Net Asset Value, End of Period	$11.75	$15.03	$13.17	$11.77	$10.59
Total return (c)(d)	(19.71)%	16.49%	13.55%	12.23%	17.69%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.80%	1.80%	1.80%	1.80%	2.11%
Waiver/Reimbursement	0.06%	0.07%	0.12%	0.18%	0.06%
Net investment income (e)	1.48%	1.16%	1.30%	1.36%	0.94%
Portfolio turnover rate	16%	21%	52%	18%	44%
Net assets, end of period (000’s)	$31,307	$52,937	$57,644	$17,359	$8,808

(a)	On October 13, 2003, Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class C Shares	2008	2007	2006	2005	2004 (a)
Net Asset Value, Beginning of Period	$15.02	$13.17	$11.76	$10.58	$9.07

Income from Investment Operations:
Net investment income (b)	0.20	0.16	0.16	0.16	0.10
Net realized and unrealized gain (loss) on investments	(3.11)	1.98	1.43	1.13	1.50

Total from Investment Operations	(2.91)	2.14	1.59	1.29	1.60

Less Distributions to Shareholders:
From net investment income	(0.21)	(0.16)	(0.18)	(0.11)	(0.09)
From net realized gains	(0.16)	(0.13)	—	—	—

Total Distributions to Shareholders	(0.37)	(0.29)	(0.18)	(0.11)	(0.09)

Net Asset Value, End of Period	$11.74	$15.02	$13.17	$11.76	$10.58
Total return (c)(d)	(19.72)%	16.42%	13.64%	12.24%	17.70%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.80%	1.80%	1.80%	1.80%	2.11%
Waiver/Reimbursement	0.06%	0.07%	0.12%	0.18%	0.06%
Net investment income (e)	1.48%	1.14%	1.29%	1.36%	0.94%
Portfolio turnover rate	16%	21%	52%	18%	44%
Net assets, end of period (000’s)	$12,635	$20,622	$12,950	$3,959	$2,027

(a)	On October 13, 2003, Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout the period is as follows:

Class R Shares	Period Ended September 30, 2008 (a)
Net Asset Value, Beginning of Period	$13.39

Income from Investment Operations:
Net investment income (b)	0.14
Net realized and unrealized loss on investments	(1.38)

Total from Investment Operations	(1.24)

Less Distributions to Shareholders:
From net investment income	(0.14)

Net Asset Value, End of Period	$12.01
Total return (c)(d)(e)	(9.28)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	1.30%
Waiver/Reimbursement (g)	0.06%
Net investment income (f)(g)	2.10%
Portfolio turnover rate (e)	16%
Net assets, end of period (000’s)	$11

(a)	Class R shares commenced operations on March 28, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class T Shares	2008	2007	2006	2005	2004 (a)
Net Asset Value, Beginning of Period	$15.35	$13.45	$12.01	$10.80	$9.26

Income from Investment Operations:
Net investment income (b)	0.30	0.27	0.25	0.24	0.17
Net realized and unrealized gain (loss) on investments	(3.18)	2.02	1.46	1.16	1.54

Total from Investment Operations	(2.88)	2.29	1.71	1.40	1.71

Less Distributions to Shareholders:
From net investment income	(0.30)	(0.26)	(0.27)	(0.19)	(0.17)
From net realized gains	(0.16)	(0.13)	—	—	—

Total Distributions to Shareholders	(0.46)	(0.39)	(0.27)	(0.19)	(0.17)

Net Asset Value, End of Period	$12.01	$15.35	$13.45	$12.01	$10.80
Total return (c)(d)	(19.10)%	17.25%	14.39%	13.04%	18.50%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.10%	1.10%	1.10%	1.10%	1.45%
Waiver/Reimbursement	0.06%	0.07%	0.12%	0.18%	0.04%
Net investment income (e)	2.19%	1.85%	1.96%	2.06%	1.64%
Portfolio turnover rate	16%	21%	52%	18%	44%
Net assets, end of period (000’s)	$72,213	$100,932	$96,651	$99,148	$100,803

(a)	On October 13, 2003, Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

22

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class Z Shares	2008	2007	2006	2005	2004 (a)
Net Asset Value, Beginning of Period	$15.36	$13.45	$12.01	$10.80	$9.26

Income from Investment Operations:
Net investment income (b)	0.34	0.31	0.28	0.28	0.21
Net realized and unrealized gain (loss) on investments	(3.19)	2.04	1.47	1.16	1.53

Total from Investment Operations	(2.85)	2.35	1.75	1.44	1.74

Less Distributions to Shareholders:
From net investment income	(0.34)	(0.31)	(0.31)	(0.23)	(0.20)
From net realized gains	(0.16)	(0.13)	—	—	—

Total Distributions to Shareholders	(0.50)	(0.44)	(0.31)	(0.23)	(0.20)

Net Asset Value, End of Period	$12.01	$15.36	$13.45	$12.01	$10.80
Total return (c)(d)	(18.90)%	17.67%	14.73%	13.38%	18.93%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.80%	0.80%	0.80%	0.80%	1.10%
Waiver/Reimbursement	0.06%	0.07%	0.12%	0.18%	0.05%
Net investment income (e)	2.51%	2.15%	2.27%	2.37%	1.98%
Portfolio turnover rate	16%	21%	52%	18%	44%
Net assets, end of period (000’s)	$671,700	$594,859	$471,876	$358,125	$90,269

(a)	On October 13, 2003, Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

23

Notes to Financial Statements – Columbia Dividend Income Fund

September 30, 2008

Note 1. Organization

Columbia Dividend Income Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Investment Objective

The Fund seeks total return, consisting of current income and capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers five classes of shares: Class A, Class B, Class C, Class R, Class T and Class Z. Class R shares commenced operations on March 28, 2008. Each share class has its own expense structure and sales charges, as applicable. Effective August 8, 2007, the Class G shares were converted into Class T shares of the Fund.

Class A and Class T shares are subject to a front-end sales charge based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund’s financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133 (“SFAS 161”), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity’s derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Fund’s financial statement disclosures.

24

Columbia Dividend Income Fund

September 30, 2008

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains. Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions of net investment income are declared and distributed quarterly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

25

Columbia Dividend Income Fund

September 30, 2008

For the year ended September 30, 2008, permanent book and tax basis differences were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$49,006	$(809,001)	$759,995

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended September 30, 2008 and September 30, 2007 was as follows:

	September 30, 2008	September 30, 2007
Distributions paid from:
Ordinary Income*	$26,591,941	$20,612,627
Long-Term Capital Gains	11,876,095	9,399,979

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of September 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$457,717	$—	$18,485,451

*	The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from such sales.

Unrealized appreciation and depreciation at September 30, 2008, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$139,853,309
Unrealized depreciation	(121,367,858)
Net unrealized appreciation	$18,485,451

The following capital loss carryforwards, determined as of September 30, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2009	$57,057,645
2010	17,403,024
2011	1,266,110
2013	990,327
2014	2,808,003

Total	$79,525,109

Of the capital loss carryforwards attributable to the Fund, $76,717,106 ($57,057,645 of which expires September 30, 2009, $17,403,024 of which expires September 30, 2010, $1,266,110 of which expires September 30, 2011 and $990,327 of which expires September 30, 2013)) was acquired from fund mergers. The availability of a portion of the remaining capital loss carryforwards acquired as part of a fund merger may be limited in a given year.

Capital loss carryforwards of $5,077,617 were utilized to offset current year gains. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under the Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of September 30, 2008, the Fund deferred post-October capital losses of $37,507,653 attributed to security transactions to October 1, 2008.

Under Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 (“FIN 48”) management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate

26

Columbia Dividend Income Fund

September 30, 2008

settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund’s financial statements. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research services of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.70%
$500 million to $1 billion	0.65%
$1 billion to $1.5 billion	0.60%
$1.5 billion to $3 billion	0.55%
$3 billion to $6 billion	0.53%
Over $6 billion	0.51%

For the year ended September 30, 2008, the Fund’s effective investment advisory fee rate was 0.67% of the Fund’s average daily net assets.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.067% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses. Prior to January 1, 2008, the Fund also reimbursed Columbia for accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

For the year ended September 30, 2008, the amount charged to the Fund by affiliates included in the Statement of Operations under “Pricing and bookkeeping fees” aggregated to $3,106.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in

27

Columbia Dividend Income Fund

September 30, 2008

omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended September 30, 2008, these minimum account balance fees reduced total expenses by $17,163.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the year ended September 30, 2008, the Distributor has retained net underwriting discounts of $48,889 and $1,246 on sales of the Fund’s Class A and Class T shares, respectively. For the same period, the Distributor received net CDSC fees of $347, $46,255 and $3,049 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted Rule 12b-1 plans (the “Plans”) which require the payment of monthly service and distribution fees to the Distributor based on the average daily net assets of the applicable class of the Fund at the following annual rates:

Distribution Fee
Class A	Class B	Class C	Class R
0.10%	0.75%	0.75%	0.50%

Service Fee
Class A	Class B	Class C
0.25%	0.25%	0.25%

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), but limited such fees to an aggregate fee of not more than 0.25% for Class A shares during the current fiscal year. For the year ended September 30, 2008, the distribution and service fees were 0.00% and 0.25%, respectively, of the Fund’s average daily net assets.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by service organizations. The Fund may pay shareholder services fees (which are included in other expenses) of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares for shareholder liaison services and up to 0.25% of the Fund’s average daily net assets attributable to Class T shares for administrative support services, provided, however, that the aggregate fee shall not exceed 0.30% of the Fund’s average daily net assets attributable to Class T shares. For the year ended September 30, 2008, the shareholder services fee was 0.30% of the Fund’s average daily net assets attributable to Class T shares.

Fee Waivers and Expense Reimbursements

Columbia has contractually agreed to waive fees and/or reimburse the Fund for certain expenses through January 31, 2009, so that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, will not exceed 0.80% of the Fund’s average daily net assets. There is no guarantee that this expense limitation will continue after January 31, 2009.

28

Columbia Dividend Income Fund

September 30, 2008

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended September 30, 2008, these custody credits reduced total expenses by $757 for the Fund.

Note 6. Portfolio Information

For the year ended September 30, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $192,832,000 and $175,390,757, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charges an annual operations agency fee of $40,000 for the committed line of credit and may charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended September 30, 2008, the Fund did not borrow under these arrangements.

Note 8. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 9. Shares of Beneficial Interest

52.7% of the Fund’s outstanding shares were beneficially owned by one participant account over which BOA and/or its affiliates had either sole or joint investment discretion.

Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital

29

Columbia Dividend Income Fund

September 30, 2008

Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds’ adviser and distributor and certain affiliated entities and individuals were named as

30

Columbia Dividend Income Fund

September 30, 2008

defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds’ adviser and/or its affiliates made certain payments, including plaintiffs’ attorneys’ fees and costs of notice to class members.

Note 11. Business Combinations and Mergers

Effective March 31, 2008, Equity Income Fund, a series of Excelsior Funds Trust, merged into Columbia Dividend Income Fund. Columbia Dividend Income Fund received a tax-free transfer of assets from Equity Income Fund as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation[1]
12,606,765	$168,959,491	$15,594,333

Net Assets of Columbia Dividend Income Fund Prior to Combination	Net Assets of Equity Income Fund Immediately Prior to Combination	Net Assets of Columbia Dividend Income Fund Immediately After Combination
$1,020,836,297	$168,959,491	$1,189,795,788

[1]	Unrealized appreciation is included in the Net Assets Received.

Note 12. Subsequent Event

On October 16, 2008 the uncommitted and committed lines of credit discussed in Note 7 were terminated and amended, respectively. The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% and the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

31

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Dividend Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Dividend Income Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2008

32

Federal Income Tax Information (Unaudited) – Columbia Dividend Income Fund

For the fiscal year ended September 30, 2008, the Fund designates long-term capital gains of $141,572.

For non-corporate shareholders, 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period October 1, 2007 to September 30, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

100.00% of the ordinary income distributed by the Fund for the year ended September 30, 2008, qualifies for the corporate dividends received deduction.

33

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John D. Collins (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 80, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (underwriting firm)

Rodman L. Drake (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 80, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Hyperion Brookfield Total Return Fund, Inc. and Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (exchange-traded funds)

Douglas A. Hacker (Born 1955)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 80, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September 2003 to March 2004; Executive Vice President–Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to August 2003. Oversees 80, None

34

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Charles R. Nelson (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Director, Institute for Economic Research, University of Washington from September 2001 to June 2003; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, since September 1993; Consultant on econometric and statistical matters. Oversees 80, None

John J. Neuhauser (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael’s College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 80, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; and Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts). Oversees 80, None

Patrick J. Simpson (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 80, None

Thomas C. Theobald (Born 1937)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 80, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry (from 1994 to 1997), President–Application Systems Division (from 1991 to 1994), Chief Financial Officer–US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 80, None

35

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

William E. Mayer (Born 1940)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[2] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 80, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

[1]

Messrs. Drake, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 1996 and 2005, respectively. The Excelsior Funds consisted of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Piel and Collins as Trustees of the Trust.

[2]

Mr. Mayer is an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

36

Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Christopher L. Wilson (Born 1957)
One Financial Center Boston, MA 02111 President (since 2004)	President–Columbia Funds, since October 2004; Managing Director–Columbia Management Advisors, LLC, since September 2005; Senior Vice President–Columbia Management Distributors, Inc., since January 2005; Director–Columbia Management Services, Inc., since January 2005; Director–Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director–FIM Funding, Inc., since January 2005; President and Chief Executive Officer–CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2000)	Managing Director of Columbia Management Advisors, LLC since December 2004; Treasurer–Columbia Funds, from October 2003 to May 2008; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Senior Vice President–Columbia Management Advisors, LLC, from April 2003 to December 2004; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

37

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President–Fund Treasury of the Advisor since October 2004; Vice President–Trustee Reporting of the Advisor from April 2002 to October 2004

38

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39

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40

Important Information About This Report – Columbia Dividend Income Fund

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Dividend Income Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov; and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiafunds.com.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

41

Columbia Dividend Income Fund

Annual Report, September 30, 2008

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-42/156372-0908 (11/08) 08/62594

Annual Report

September 30, 2008

Columbia Liberty Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

We are pleased to provide this shareholder report for your Columbia Fund and hope you will find the portfolio management details, discussions and performance information helpful in monitoring your investments. As we’ve seen this past year, the financial markets can be quite volatile, with significant short-term price fluctuations. It’s important to keep these ups and downs in perspective, particularly in light of your long-term investment strategy.

Staying the course with your long-term strategy typically involves riding out short-term price fluctuations, though we recognize that at times this can be tough. To support your efforts and give you the information you need to make prudent decisions, Columbia Management offers several valuable online resources. We encourage you to visit www.columbiamanagement.com/investor, where you can receive the most up-to-date information, including:

■

Daily pricing and performance. View pricing and performance from a link in Fund Tracker on the homepage. This listing of funds is updated nightly with the current net asset value and the amount and percentage change from the prior day.

■	News & Commentary. This tab provides links to quarterly fund commentaries and information from our investment strategies group, including trends in the economy and market impact.

If you would like more details on individual funds, select a fund from the dropdown menu on the top right side of the homepage for access to:

■	Monthly and quarterly performance information.
■

Portfolio holdings. Full holdings are updated monthly for money market funds except for Columbia Cash Reserves and Columbia Money Market Reserves which are updated weekly, monthly for equity funds and quarterly for most other funds.

■	Quarterly fact sheets. Accessible from the Literature tab in each fund page.

By registering on the site, you’ll receive secured, 24-hour access to*:

■	Mutual fund account details with balances, dividend and transaction information
■	Fund Tracker to customize your homepage with current net asset values for the funds that interest you
■	On-line transactions including purchases, exchanges and redemptions
■	Account maintenance for updating your address and dividend payment options
■	Electronic delivery of prospectuses and shareholder reports

I encourage you to visit our website for access to the product information and tools described above. These valuable online resources can help you monitor your investments and provide direct access to your account. All of these tools, and more, can be found on www.columbiamanagement.com/investor.

While your financial advisor is a great resource for investment guidance, you can also access our website or call our service representatives at 800.345.6611 for additional assistance. We thank you for investing with Columbia Management and look forward to helping with your ongoing investment needs.

Sincerely,

Christopher L. Wilson

President, Columbia Funds

*	Some restrictions apply. Shareholders who purchase shares through certain third-party organizations may not have the ability to register for online access.

Fund Profile – Columbia Liberty Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 09/30/08

–15.83% Class A shares
(without sales charge)

–21.98% S&P 500 Index[2]

+3.65% Lehman Brothers U.S. Aggregate Bond Index[2]

Summary

■	For the 12-month period ended September 30, 2008, the fund’s Class A shares returned negative 15.83% without sales charge.

■	In a difficult environment for both stocks and bonds, the fund held up better than its peer group, the Lipper Mixed Asset Target Allocation Growth Classification.[1]

■

The fund did well to lower its exposure to equities, especially international equities. However, below average performance by the fund’s underlying investment strategies relative to their benchmarks detracted from the fund’s return.

Portfolio Management

Vikram Kuriyan, PhD has co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since 2000.

Karen A. Wurdack, PhD has co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since 1993.

Colin Moore has co-managed the fund since February 2008 and has been with the advisor or its predecessors or affiliate organizations since 2002.

[1]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

[2]

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

1

Economic Update – Columbia Liberty Fund

The pace of economic growth slowed during the 12-month period that began October 1, 2007 and ended September 30, 2008 as a growing number of factors weighed on consumers and businesses alike. The economy stayed clear of a recession, with an uptick in growth in the first half of 2008. However, it was widely expected that growth would slow to zero or negative near the end of the period as the most severe housing downturn in decades showed no sign of abating and job growth continued to slide. Inventories of homes for sale rose, home prices declined and tighter credit standards, the result of continued turmoil in the subprime mortgage market, made it more difficult for homebuyers to qualify for loans. Food prices rose, raising concerns about inflation, and energy prices soared to record highs before backing down sharply in the last months of the period. Consumer confidence declined sharply through June, then improved modestly in August and September. However, The Conference Board’s consumer confidence survey revealed that consumer appraisal of the economic environment continues to erode. Consumer confidence is surveyed monthly by The Conference Board.

As growth weakened, businesses began to pull back on hiring, which further dimmed the outlook for consumers. Job losses were reported for nine consecutive months in 2008, and the unemployment rate spiked to 6.1%. The slowdown in manufacturing activity was one of the last major indicators to turn negative. Federal tax rebates, which began to arrive in May, helped bolster consumer spending during the early summer months, but consumer spending turned negative later in the period.

In an effort to inspire confidence in the capital markets, loosen the reins on credit and shore up economic growth, the Federal Reserve Board (the Fed) brought a key short-term rate — the federal funds rate—down from 4.75% to 2.0% during the 12-month period. After seven rate cuts, the Fed remains concerned about inflation; but a weak economic outlook began to shift its priorities.1

Stocks retreat as economic storm clouds gather

Against a shifting economic backdrop, the U.S. stock market lost 21.98% for the 12-month period, as measured by the S&P 500 Index. Small- cap stocks held up better than large- and mid-cap stocks, as measured by their respective Russell indices.2 Value stocks held up better than growth stocks in the small- and mid-cap range while growth stocks lost less than value stocks among large caps. As the dollar rebounded modestly against the Euro, investors reaped even lower returns from investments outside the U.S. The MSCI EAFE Index, a broad gauge of stock market performance in foreign developed markets, lost

Past performance is no guarantee of future results.

[1]	On October 8, the Fed lowered the federal funds rate to 1.5% and on October 29, the Fed lowered the federal funds rate to 1.0%.

[2]

The Russell 1000 Index measures the performance of 1,000 of the largest US companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell 2000 Index measures the performance of the 2,000 smallest of 3,000 largest U.S. companies based on market capitalization.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Summary

For the 12-month period that ended September 30, 2008

■

The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 21.98%. Developed stock markets outside the United States returned negative 30.50%, as measured (in U.S. dollars) by the MSCI EAFE Index.

S&P Index	MSCI Index

–21.98%	–30.50%

■

Despite volatility in many segments of the bond market, the Lehman Brothers U.S. Aggregate Bond Index delivered a modest return. High-yield bonds lost significant ground, as measured by the Merrill Lynch U.S. High Yield Cash Pay Index.

Lehman Index	Merrill Lynch Index

3.65%	–11.62%

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada.

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

2

Economic Update (continued) – Columbia Liberty Fund

30.50% (in U.S. dollars) for the period. Emerging stock markets, which have had a strong run over the past several years, were also caught in the downdraft. The MSCI Emerging Markets Index returned negative 33.01% (in U.S. dollars).3

Bonds delivered modest gains

The U.S. bond market seesawed during the 12-month period but delivered a modest gain as investors sought the relative safety of the highest quality sectors. After a weak start, bond prices in many sectors rose and yields declined as economic growth slowed and stock market volatility increased. Although the benchmark 10-year U.S. Treasury yield edged back above 4.0% in 2008, it slipped back to 3.83% at the end of the period, nearly one full percentage point below where it was one year ago. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 3.65%. High-yield bonds took a beating. The Merrill Lynch U.S. High Yield Cash, Pay Index returned negative 11.62%.

[3]

The MSCI Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Past performance is no guarantee of future results.

3

Performance Information – Columbia Liberty Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.04
Class B	1.79
Class C	1.79
Class Z	0.80

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 10/01/98 – 09/30/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Liberty Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Standard and Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 10/01/98 – 09/30/08 ($)

Sales charge	without	with
Class A	13,121	12,367
Class B	12,176	12,176
Class C	12,157	12,157
Class Z	13,999	n/a

Average annual total return as of 09/30/08 (%)

Share class	A		B		C		Z
Inception	04/30/82		05/05/92		08/01/97		07/31/95
Sales charge	without	with	without	with	without	with	without
1-year	–15.83	–20.67	–16.51	–20.25	–16.46	–17.20	–15.67
5-year	4.77	3.53	3.98	3.63	3.96	3.96	5.00
10-year	2.75	2.15	1.99	1.99	1.97	1.97	3.42

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Liberty Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

04/01/08 – 09/30/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	908.00	1,019.95	4.82	5.10	1.01
Class B	1,000.00	1,000.00	904.80	1,016.20	8.38	8.87	1.76
Class C	1,000.00	1,000.00	904.60	1,016.20	8.38	8.87	1.76
Class Z	1,000.00	1,000.00	909.40	1,021.15	3.68	3.89	0.77

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

5

Portfolio Managers’ Report – Columbia Liberty Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 09/30/08 ($)
Class A	7.15
Class B	7.18
Class C	7.16
Class Z	7.68

Distributions declared per share

10/01/07 – 09/30/08 ($)
Class A	1.13
Class B	1.02
Class C	1.02
Class Z	1.17

For the 12-month period that ended September 30, 2008, the fund’s Class A shares returned negative 15.83% without sales charge. The S&P 500 Index returned negative 21.98% while the Lehman Brothers U.S. Aggregate Bond Index returned 3.65%.1 The fund held up better than its peer group, the Lipper Mixed Asset Target Allocation Growth Classification, which averaged a return of negative 17.90%.2 We believe that good portfolio positioning helped the fund’s performance relative to its peer group while disappointing performance from the portfolio’s underlying investment strategies detracted from return relative to their respective benchmarks.

Portfolio positioning helped stem losses in a difficult environment

The world’s stock markets were battered as a worldwide credit crisis and weakening economic growth undermined investor confidence. Many segments of the U.S. bond market also came under pressure. In this environment, we made some key changes to the fund’s allocations that helped stem losses and others that produced mixed results. For example, we reduced the fund’s exposure to international equities, which helped performance because international equities underperformed the U.S. stock market. Within the domestic equity portion of the portfolio, we reduced the fund’s exposure to large-cap growth stocks and added to a position in large-cap value stocks. Value generally underperformed growth during the period, which hampered returns, but the fund’s position in value stocks held up better than its benchmark. Within the fixed-income portion of the portfolio, we added to the fund’s position in investment grade bonds. The shift helped the fund capture some positive performance. Investment grade bonds were the only major market segment other than cash to generate a positive return for the period.

A period of transition for U.S. and global economies

The economic landscape weakened considerably near the end of the period as a credit crisis and rising unemployment weighed on consumer demand. However, the Federal Reserve and the U.S. Treasury have taken steps to restore confidence in the capital markets and we believe that they will continue to pursue options to prevent a protracted economic downturn. In this environment, we believe that investors who are focused on their goals have the potential to benefit from the broad diversification offered by Columbia Liberty Fund, even though diversification does not ensure a profit or guarantee against a loss.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

[1]

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

6

Portfolio Managers’ Report (continued) – Columbia Liberty Fund

Top 5 equity sectors

as of 09/30/08 (%)
Financials	9.5
Information Technology	9.2
Consumer Staples	7.4
Health Care	7.2
Industrials	7.0

Top 10 equity holdings

as of 09/30/08 (%)
JPMorgan Chase & Co.	1.5
Johnson & Johnson	1.3
Exxon Mobil Corp.	1.2
Hewlett-Packard Co.	1.0
Procter & Gamble Co.	0.9
Wells Fargo & Co.	0.8
AT&T, Inc.	0.8
Microsoft Corp.	0.8
Wal-Mart Stores, Inc.	0.8
Amgen, Inc.	0.7

Portfolio structure

as of 09/30/08 (%)
Common Stocks	58.2
Mortgage-Backed Securities	13.2
Corporate Fixed-Income Bonds & Notes	7.5
Government & Agency Obligations	4.7
Commercial Mortgage-Backed Securities	4.6
Collateralized Mortgage Obligations	4.0
Asset-Backed Securities	2.0
Preferred Stock	0.2
Convertible Preferred Stock	0.1
Rights	0.0	*
Cash, Net Receivables & Payables	5.5
*	Represents less than 0.1%.

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

7

Investment Portfolio – Columbia Liberty Fund

September 30, 2008

Common Stocks – 58.2%

		Shares	Value ($)
Consumer Discretionary – 5.2%
Automobiles – 0.4%	Suzuki Motor Corp.	30,000	557,084
	Toyota Motor Corp.	22,700	963,777

	Automobiles Total		1,520,861

Diversified Consumer Services – 0.1%	Apollo Group, Inc., Class A (a)	8,100	480,330

	Diversified Consumer Services Total		480,330

Hotels, Restaurants & Leisure – 0.9%	Carnival Corp.	46,100	1,629,635
	Hotel Leela Venture Ltd.	68,230	42,576
	McDonald’s Corp.	33,306	2,054,980

	Hotels, Restaurants & Leisure Total		3,727,191

Media – 0.8%	Comcast Corp., Class A	54,500	1,069,835
	DIRECTV Group, Inc. (a)	33,300	871,461
	Focus Media Holding Ltd., ADR (a)	22,300	635,773
	McGraw-Hill Companies, Inc.	12,100	382,481
	WPP Group PLC	73,659	597,777

	Media Total		3,557,327

Multiline Retail – 0.7%	Kohl’s Corp. (a)	44,400	2,045,952
	Macy’s, Inc.	53,900	969,122

	Multiline Retail Total		3,015,074

Specialty Retail – 1.3%	Best Buy Co., Inc.	18,100	678,750
	Dick’s Sporting Goods, Inc. (a)	22,200	434,676
	Esprit Holdings Ltd.	64,400	395,669
	Lowe’s Companies, Inc.	78,600	1,862,034
	Staples, Inc.	59,500	1,338,750
	Urban Outfitters, Inc. (a)	23,500	748,945

	Specialty Retail Total		5,458,824

Textiles, Apparel & Luxury Goods – 1.0%	Adidas AG	14,577	782,877
	Compagnie Financiere Richemont SA	18,846	837,030
	NIKE, Inc., Class B	8,900	595,410
	Polo Ralph Lauren Corp.	8,100	539,784
	V.F. Corp.	22,100	1,708,551

	Textiles, Apparel & Luxury Goods Total		4,463,652

Consumer Discretionary Total			22,223,259

Consumer Staples – 7.4%
Beverages – 1.6%	Anheuser-Busch Companies, Inc.	11,100	720,168
	Carlsberg A/S	19,384	1,481,907
	Coca-Cola Co.	25,600	1,353,728
	Diageo PLC, ADR	19,426	1,337,675
	PepsiCo, Inc.	25,600	1,824,512

	Beverages Total		6,717,990

See Accompanying Notes to Financial Statements.

8

Columbia Liberty Fund

September 30, 2008

Common Stocks (continued)

		Shares	Value ($)
Consumer Staples (continued)
Food & Staples Retailing – 1.5%	BJ’s Wholesale Club, Inc. (a)	13,300	516,838
	CVS Caremark Corp.	23,200	780,912
	Kroger Co.	33,900	931,572
	Sysco Corp.	33,400	1,029,722
	Wal-Mart Stores, Inc.	54,300	3,252,027

	Food & Staples Retailing Total		6,511,071

Food Products – 1.1%	Cadbury PLC, ADR	1,318	53,959
	ConAgra Foods, Inc.	76,100	1,480,906
	General Mills, Inc.	8,800	604,736
	Groupe Danone	12,140	860,236
	H.J. Heinz Co.	15,300	764,541
	Smithfield Foods, Inc. (a)	19,200	304,896
	Tyson Foods, Inc., Class A	35,800	427,452

	Food Products Total		4,496,726

Household Products – 1.2%	Kimberly-Clark Corp.	10,700	693,788
	Procter & Gamble Co.	52,000	3,623,880
	Reckitt Benckiser Group PLC	16,466	797,254

	Household Products Total		5,114,922

Personal Products – 0.6%	Avon Products, Inc.	63,923	2,657,279

	Personal Products Total		2,657,279

Tobacco – 1.4%	Japan Tobacco, Inc.	308	1,159,573
	Lorillard, Inc.	24,600	1,750,290
	Philip Morris International, Inc.	57,554	2,768,348

	Tobacco Total		5,678,211

Consumer Staples Total			31,176,199

Energy – 6.6%
Energy Equipment & Services – 1.7%	Halliburton Co.	46,034	1,491,041
	Nabors Industries Ltd. (a)	25,100	625,492
	Saipem SpA	26,576	786,271
	Schlumberger Ltd.	22,800	1,780,452
	Smith International, Inc.	9,000	527,760
	Transocean, Inc. (a)	11,541	1,267,664
	Weatherford International Ltd. (a)	29,200	734,088

	Energy Equipment & Services Total		7,212,768

Oil, Gas & Consumable Fuels – 4.9%	Chevron Corp.	22,100	1,822,808
	ConocoPhillips	30,227	2,214,128
	Devon Energy Corp.	12,500	1,140,000
	El Paso Corp.	134,100	1,711,116
	Exxon Mobil Corp.	66,302	5,149,013
	Hess Corp.	28,800	2,363,904
	Newfield Exploration Co. (a)	15,600	499,044
	Occidental Petroleum Corp.	32,200	2,268,490

See Accompanying Notes to Financial Statements.

9

Columbia Liberty Fund

September 30, 2008

Common Stocks (continued)

		Shares	Value ($)
Energy (continued)
	Petroleo Brasileiro SA, ADR	24,217	1,064,337
	Total SA	18,049	1,088,913
	Ultra Petroleum Corp. (a)	8,800	486,992
	Valero Energy Corp.	34,700	1,051,410

	Oil, Gas & Consumable Fuels Total		20,860,155

Energy Total			28,072,923

Financials – 9.5%
Capital Markets – 1.1%	Goldman Sachs Group, Inc.	14,000	1,792,000
	Janus Capital Group, Inc.	31,500	764,820
	State Street Corp.	21,100	1,200,168
	TD Ameritrade Holding Corp. (a)	29,500	477,900
	Waddell & Reed Financial, Inc., Class A	26,200	648,450

	Capital Markets Total		4,883,338

Commercial Banks – 3.9%	Banco Santander SA	50,368	762,449
	BNP Paribas	7,585	729,172
	Citigroup, Inc.	132,439	2,716,324
	Mitsubishi UFJ Financial Group, Inc.	173,800	1,506,609
	National Bank of Greece SA	26,780	1,100,840
	PNC Financial Services Group, Inc.	24,029	1,794,966
	Raiffeisen International Bank Holding AG	11,088	806,163
	SunTrust Banks, Inc.	28,800	1,295,712
	U.S. Bancorp	73,513	2,647,938
	Wells Fargo & Co.	87,696	3,291,231

	Commercial Banks Total		16,651,404

Diversified Financial Services – 1.7%	IntercontinentalExchange, Inc. (a)	4,100	330,788
	JPMorgan Chase & Co.	139,828	6,529,968

	Diversified Financial Services Total		6,860,756

Insurance – 1.7%	ACE Ltd.	48,400	2,619,892
	Aon Corp.	25,100	1,128,496
	Hartford Financial Services Group, Inc.	2,293	93,990
	Lincoln National Corp.	21,400	916,134
	Marsh & McLennan Companies, Inc.	43,200	1,372,032
	Prudential Financial, Inc.	7,100	511,200
	Prudential PLC	71,252	655,857

	Insurance Total		7,297,601

Real Estate Investment Trusts (REITs) – 0.6%	General Growth Properties, Inc.	2,097	31,665
	Plum Creek Timber Co., Inc.	26,300	1,311,318
	Rayonier, Inc.	26,500	1,254,775

	Real Estate Investment Trusts (REITs) Total		2,597,758

Real Estate Management & Development – 0.2%	Mitsubishi Estate Co., Ltd.	36,000	707,461

	Real Estate Management & Development Total		707,461

See Accompanying Notes to Financial Statements.

10

Columbia Liberty Fund

September 30, 2008

Common Stocks (continued)

		Shares	Value ($)
Financials (continued)
Thrifts & Mortgage Finance – 0.3%	Housing Development Finance Corp., Ltd.	26,525	1,217,536

	Thrifts & Mortgage Finance Total		1,217,536

Financials Total			40,215,854

Health Care – 7.2%
Biotechnology – 1.4%	Amgen, Inc. (a)	49,000	2,904,230
	Celgene Corp. (a)	14,900	942,872
	Genentech, Inc. (a)	7,700	682,836
	Genzyme Corp. (a)	10,800	873,612
	Gilead Sciences, Inc. (a)	11,500	524,170

	Biotechnology Total		5,927,720

Health Care Equipment & Supplies – 0.6%	Baxter International, Inc.	11,000	721,930
	Covidien Ltd.	11,500	618,240
	Medtronic, Inc.	19,100	956,910

	Health Care Equipment & Supplies Total		2,297,080

Health Care Providers & Services – 1.2%	CIGNA Corp.	29,997	1,019,298
	Express Scripts, Inc. (a)	8,200	605,324
	Humana, Inc. (a)	18,300	753,960
	Medco Health Solutions, Inc. (a)	57,200	2,574,000

	Health Care Providers & Services Total		4,952,582

Life Sciences Tools & Services – 1.1%	Covance, Inc. (a)	7,300	645,393
	Qiagen N.V. (a)	88,319	1,753,891
	Thermo Fisher Scientific, Inc. (a)	43,016	2,365,880

	Life Sciences Tools & Services Total		4,765,164

Pharmaceuticals – 2.9%	Abbott Laboratories	38,500	2,216,830
	Johnson & Johnson	78,400	5,431,552
	Merck & Co., Inc.	23,900	754,284
	Novartis AG, Registered Shares	28,432	1,487,147
	Roche Holding AG, Genusschein Shares	6,022	938,751
	Schering-Plough Corp.	46,000	849,620
	Teva Pharmaceutical Industries Ltd., ADR	17,000	778,430

	Pharmaceuticals Total		12,456,614

Health Care Total			30,399,160

Industrials – 7.0%
Aerospace & Defense – 1.9%	Goodrich Corp.	14,600	607,360
	Honeywell International, Inc.	30,300	1,258,965
	L-3 Communications Holdings, Inc.	15,350	1,509,212
	Lockheed Martin Corp.	7,900	866,393
	Raytheon Co.	25,300	1,353,803
	Rolls-Royce Group PLC (a)	73,302	440,101
	United Technologies Corp.	31,116	1,868,827

	Aerospace & Defense Total		7,904,661

See Accompanying Notes to Financial Statements.

11

Columbia Liberty Fund

September 30, 2008

Common Stocks (continued)

		Shares	Value ($)
Industrials (continued)
Air Freight & Logistics – 0.2%	FedEx Corp.	9,800	774,592

	Air Freight & Logistics Total		774,592

Commercial Services & Supplies – 0.3%	Dun & Bradstreet Corp.	6,100	575,596
	Waste Management, Inc.	21,800	686,482

	Commercial Services & Supplies Total		1,262,078

Construction & Engineering – 0.7%	FLSmidth & Co. A/S	16,913	860,167
	KBR, Inc.	44,900	685,623
	Maire Tecnimont SpA	91,124	318,383
	Midas Holdings Ltd.	784,855	230,530
	Quanta Services, Inc. (a)	34,500	931,845

	Construction & Engineering Total		3,026,548

Electrical Equipment – 1.1%	ABB Ltd., Registered Shares (a)	51,025	978,899
	Alstom	9,306	701,764
	Cooper Industries Ltd., Class A	22,800	910,860
	Dongfang Electrical Machinery Co., Ltd., Class H	284,000	757,471
	First Solar, Inc. (a)	1,900	358,929
	Vestas Wind Systems A/S (a)	13,689	1,191,682

	Electrical Equipment Total		4,899,605

Industrial Conglomerates – 0.7%	General Electric Co.	90,410	2,305,455
	McDermott International, Inc. (a)	26,528	677,790

	Industrial Conglomerates Total		2,983,245

Machinery – 0.9%	Caterpillar, Inc.	11,600	691,360
	Eaton Corp.	13,800	775,284
	Illinois Tool Works, Inc.	19,200	853,440
	Jain Irrigation Systems Ltd.	40,000	340,698
	SPX Corp.	13,900	1,070,300

	Machinery Total		3,731,082

Road & Rail – 0.6%	Central Japan Railway Co.	124	1,170,306
	Union Pacific Corp.	22,900	1,629,564

	Road & Rail Total		2,799,870

Trading Companies & Distributors – 0.3%	Mitsui & Co., Ltd.	30,000	370,700
	W.W. Grainger, Inc.	9,800	852,306

	Trading Companies & Distributors Total		1,223,006

Transportation Infrastructure – 0.3%	Koninklijke Vopak NV	8,647	408,356
	Macquarie Infrastructure Group	396,645	755,950

	Transportation Infrastructure Total		1,164,306

Industrials Total			29,768,993

See Accompanying Notes to Financial Statements.

12

Columbia Liberty Fund

September 30, 2008

Common Stocks (continued)

		Shares	Value ($)
Information Technology – 9.2%
Communications Equipment – 1.4%	Cisco Systems, Inc. (a)	102,435	2,310,934
	Corning, Inc.	32,800	512,992
	QUALCOMM, Inc.	66,300	2,848,911

	Communications Equipment Total		5,672,837

Computers & Peripherals – 2.4%	Apple, Inc. (a)	14,500	1,648,070
	EMC Corp. (a)	157,900	1,888,484
	Hewlett-Packard Co.	94,300	4,360,432
	International Business Machines Corp.	20,700	2,421,072

	Computers & Peripherals Total		10,318,058

Electronic Equipment, Instruments & Components – 0.2%	FLIR Systems, Inc. (a)	15,700	603,194

	Electronic Equipment, Instruments & Components Total		603,194

Internet Software & Services – 0.6%	Equinix, Inc. (a)	9,300	645,978
	Google, Inc., Class A (a)	4,916	1,968,956

	Internet Software & Services Total		2,614,934

IT Services – 0.6%	Accenture Ltd., Class A	25,400	965,200
	MasterCard, Inc., Class A	3,000	531,990
	Visa, Inc., Class A	19,383	1,189,922

	IT Services Total		2,687,112

Semiconductors & Semiconductor Equipment – 1.3%	Broadcom Corp., Class A (a)	31,700	590,571
	Intel Corp.	126,900	2,376,837
	Intersil Corp., Class A	28,300	469,214
	Lam Research Corp. (a)	24,800	780,952
	Microchip Technology, Inc.	19,800	582,714
	Tokyo Electron Ltd.	13,700	610,328

	Semiconductors & Semiconductor Equipment Total		5,410,616

Software – 2.7%	Activision Blizzard, Inc. (a)	78,200	1,206,626
	Adobe Systems, Inc. (a)	28,300	1,117,001
	Autonomy Corp. PLC (a)	35,358	650,069
	BMC Software, Inc. (a)	50,100	1,434,363
	Microsoft Corp.	122,975	3,282,203
	Nintendo Co., Ltd.	2,900	1,207,226
	Oracle Corp. (a)	108,300	2,199,573
	Salesforce.com, Inc. (a)	9,500	459,800

	Software Total		11,556,861

Information Technology Total			38,863,612

Materials – 2.4%
Chemicals – 1.2%	E.I. Du Pont de Nemours & Co.	26,600	1,071,980
	Linde AG	12,294	1,318,420
	Monsanto Co.	9,864	976,339
	Praxair, Inc.	10,700	767,618

See Accompanying Notes to Financial Statements.

13

Columbia Liberty Fund

September 30, 2008

Common Stocks (continued)

		Shares	Value ($)
Materials (continued)
Chemicals (continued)	Sumitomo Chemical Co., Ltd.	95,000	414,009
	Umicore	23,664	734,624

	Chemicals Total		5,282,990

Metals & Mining – 0.9%	Alcoa, Inc.	27,300	616,434
	Allegheny Technologies, Inc.	3,800	112,290
	BHP Billiton Ltd.	24,983	641,913
	Freeport-McMoRan Copper & Gold, Inc.	29,000	1,648,650
	Goldcorp, Inc.	9,000	284,670
	Nucor Corp.	12,400	489,800

	Metals & Mining Total		3,793,757

Paper & Forest Products – 0.3%	Weyerhaeuser Co.	17,900	1,084,382

	Paper & Forest Products Total		1,084,382

Materials Total			10,161,129

Telecommunication Services – 1.4%
Diversified Telecommunication Services – 1.1%	AT&T, Inc.	117,915	3,292,187
	Verizon Communications, Inc.	39,002	1,251,574

	Diversified Telecommunication Services Total		4,543,761

Wireless Telecommunication Services – 0.3%	China Unicom Ltd.	304,000	460,261
	NII Holdings, Inc. (a)	24,200	917,664

	Wireless Telecommunication Services Total		1,377,925

Telecommunication Services Total			5,921,686

Utilities – 2.3%
Electric Utilities – 1.5%	Electricite de France	16,251	1,177,527
	Entergy Corp.	12,400	1,103,724
	Exelon Corp.	15,800	989,396
	Fortum Oyj	34,819	1,174,784
	FPL Group, Inc.	22,100	1,111,630
	PPL Corp.	21,300	788,526

	Electric Utilities Total		6,345,587

Independent Power Producers & Energy Traders – 0.1%	Huaneng Power International, Inc., Class H	580,000	388,295

	Independent Power Producers & Energy Traders Total		388,295

Multi-Utilities – 0.6%	PG&E Corp.	22,448	840,678
	Public Service Enterprise Group, Inc.	28,946	949,139
	Suez SA	18,233	895,148

	Multi-Utilities Total		2,684,965

See Accompanying Notes to Financial Statements.

14

Columbia Liberty Fund

September 30, 2008

Common Stocks (continued)

		Shares	Value ($)
Utilities (continued)
Water Utilities – 0.1%	Epure International Ltd.	1,431,000	349,682

	Water Utilities Total		349,682

Utilities Total			9,768,529
	Total Common Stocks (Cost of $254,513,035)		246,571,344
		Par ($)
Mortgage-Backed Securities – 13.2%
Federal Home Loan Mortgage Corp.	5.000% 03/01/38	1,673,831	1,631,526
	5.500% 01/01/21	1,327,304	1,339,552
	5.500% 07/01/21	2,880,137	2,903,115
	5.500% 12/01/37	2,514,234	2,502,877
	6.000% 02/01/09	37,138	37,458
	6.500% 07/01/14	33,066	34,259
	6.500% 12/01/14	32,421	33,591
	6.500% 06/01/29	31,522	32,633
	6.500% 01/01/30	76,198	78,885
	6.500% 11/01/37	2,943,232	3,021,245
	7.000% 11/01/29	44,435	46,790
	7.000% 01/01/30	8,147	8,578
	8.000% 07/01/20	23,216	24,886
	TBA, 5.000% 10/14/38	4,908,000	4,780,696

Federal National Mortgage Association	5.000% 05/01/37	2,027,387	1,976,982
	5.500% 04/01/36	1,495,518	1,492,735
	5.500% 05/01/36	2,720,036	2,714,975
	5.500% 11/01/36	5,852,501	5,841,611
	5.500% 05/01/37	901,801	900,072
	5.500% 06/01/38	2,353,476	2,348,729
	6.000% 11/01/35	350,534	355,561
	6.000% 09/01/36	2,880,987	2,921,405
	6.000% 11/01/36	6,870,826	6,967,219
	6.000% 07/01/37	2,642,374	2,679,296
	6.000% 06/01/38	2,956,661	2,997,679
	6.500% 10/01/08	348	350
	6.500% 11/01/08	5,365	5,378
	6.500% 12/01/08	1,160	1,165
	6.500% 01/01/09	1,704	1,710
	6.500% 02/01/09	45,659	46,016
	6.500% 04/01/09	78,480	80,063
	6.500% 04/01/11	124,642	129,301
	6.500% 05/01/11	431,422	447,549
	6.500% 11/01/25	3	3
	6.500% 08/01/34	351,987	362,370
	6.500% 11/01/36	1,761,850	1,808,591
	6.500% 08/01/37	1,811,543	1,859,500
	6.500% 06/01/38	1,639,552	1,682,956
	7.000% 08/15/23	136,279	144,152
	7.000% 07/01/32	23,141	24,318

See Accompanying Notes to Financial Statements.

15

Columbia Liberty Fund

September 30, 2008

Mortgage-Backed Securities (continued)

		Par ($)	Value ($)

	7.000% 01/01/37	88,095	92,012
	7.000% 07/01/37	582,029	608,805

Government National Mortgage Association	5.500% 05/15/38	985,993	988,499

	Total Mortgage-Backed Securities (Cost of $55,505,671)		55,955,093

Corporate Fixed-Income Bonds & Notes – 7.5%
Basic Materials – 0.2%
Chemicals – 0.1%
EI Du Pont de Nemours & Co.	5.000% 07/15/13	425,000	418,596

	Chemicals Total		418,596

Iron/Steel – 0.1% Nucor Corp.	5.850% 06/01/18	555,000	528,597

	Iron/Steel Total		528,597

Basic Materials Total			947,193

Communications – 0.9%
Media – 0.4%
Comcast Corp.	7.050% 03/15/33	600,000	538,123

News America, Inc.	6.550% 03/15/33	495,000	443,648

Time Warner Cable, Inc.	7.300% 07/01/38	625,000	555,975

Viacom, Inc.	6.125% 10/05/17	225,000	204,114

	Media Total		1,741,860

Telecommunication Services – 0.5%
AT&T, Inc.	5.100% 09/15/14	490,000	458,292

British Telecommunications PLC	5.150% 01/15/13	400,000	373,309

New Cingular Wireless Services, Inc.	8.750% 03/01/31	475,000	525,189

Telefonica Emisones SAU	5.984% 06/20/11	475,000	469,794

Vodafone Group PLC	5.000% 12/16/13	450,000	424,803

	Telecommunication Services Total		2,251,387

Communications Total			3,993,247

Consumer Cyclical – 0.3%
Lodging – 0.1%
Marriott International, Inc.	5.625% 02/15/13	400,000	377,290

	Lodging Total		377,290

See Accompanying Notes to Financial Statements.

16

Columbia Liberty Fund

September 30, 2008

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Consumer Cyclical (continued)
Retail – 0.2%
CVS Caremark Corp.	5.750% 06/01/17	450,000	420,521

Wal-Mart Stores, Inc.	5.800% 02/15/18	500,000	488,456

	Retail Total		908,977

Consumer Cyclical Total			1,286,267

Consumer Non-Cyclical – 0.5%
Beverages – 0.1%
Diageo Capital PLC	5.750% 10/23/17	400,000	383,844

	Beverages Total		383,844

Food – 0.2%
ConAgra Foods, Inc.	6.750% 09/15/11	417,000	432,315

Kraft Foods, Inc.	6.500% 08/11/17	440,000	423,369

	Food Total		855,684

Household Products/Wares – 0.1%
Fortune Brands, Inc.	5.375% 01/15/16	500,000	453,895

	Household Products/Wares Total		453,895

Pharmaceuticals – 0.1%
Wyeth	5.500% 02/01/14	480,000	475,810

	Pharmaceuticals Total		475,810

Consumer Non-Cyclical Total			2,169,233

Energy – 0.8%
Oil & Gas – 0.4%
Canadian Natural Resources Ltd.	5.700% 05/15/17	400,000	349,676

Nexen, Inc.	5.875% 03/10/35	475,000	355,652

Talisman Energy, Inc.	6.250% 02/01/38	485,000	376,689

Valero Energy Corp.	6.875% 04/15/12	400,000	410,738

	Oil & Gas Total		1,492,755

Oil & Gas Services – 0.2%
Halliburton Co.	5.900% 09/15/18	550,000	542,661

Weatherford International Ltd.	5.150% 03/15/13	340,000	327,436

	Oil & Gas Services Total		870,097

Pipelines – 0.2%
Plains All American Pipeline LP/PAA Finance Corp.	6.650% 01/15/37	480,000	393,180

See Accompanying Notes to Financial Statements.

17

Columbia Liberty Fund

September 30, 2008

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Energy (continued)
Pipelines (continued)
TransCanada Pipelines Ltd.	6.350% 05/15/67 (b)	640,000	506,293

	Pipelines Total		899,473

Energy Total			3,262,325

Financials – 3.0%
Banks – 1.3%
Bank of New York Mellon Corp.	5.125% 08/27/13	675,000	643,506

Credit Suisse/New York NY	6.000% 02/15/18	650,000	566,281

Deutsche Bank AG	4.875% 05/20/13	625,000	596,984

HSBC Capital Funding LP	9.547% 12/31/49 (b)(c)(d)	1,150,000	1,055,700

JPMorgan Chase & Co.	6.000% 01/15/18	800,000	729,498

SunTrust Preferred Capital I	5.853% 12/15/11 (b)	560,000	308,000

USB Capital IX	6.189% 04/15/49 (b)	1,000,000	490,000

Wachovia Corp.	4.875% 02/15/14	950,000	583,106

Wells Fargo & Co.	5.250% 10/23/12	600,000	575,910

	Banks Total		5,548,985

Diversified Financial Services – 1.1%
AGFC Capital Trust I	6.000% 01/15/67 (b)(c)	725,000	194,741

American Express Credit Corp.	5.875% 05/02/13	650,000	599,072

Capital One Financial Corp.	5.500% 06/01/15	875,000	718,935

Citicorp Lease Pass-Through Trust	8.040% 12/15/19 (c)(d)	1,360,000	1,186,190

General Electric Capital Corp.	5.000% 01/08/16	105,000	88,918

Goldman Sachs Group, Inc.	6.345% 02/15/34	800,000	525,657

Lehman Brothers Holdings, Inc.	5.750% 07/18/11 (e)(g)	750,000	93,750

Merrill Lynch & Co., Inc.	6.050% 08/15/12	725,000	679,784

Morgan Stanley	6.750% 04/15/11	700,000	518,080

	Diversified Financial Services Total		4,605,127

Insurance – 0.4%
Chubb Corp.	5.750% 05/15/18	475,000	440,186

Principal Life Income Funding Trusts	5.300% 04/24/13	425,000	423,666

See Accompanying Notes to Financial Statements.

18

Columbia Liberty Fund

September 30, 2008

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Financials (continued)
Insurance (continued)
Prudential Financial, Inc.	6.000% 12/01/17	410,000	365,473

UnitedHealth Group, Inc.	5.250% 03/15/11	400,000	397,676

	Insurance Total		1,627,001

Real Estate Investment Trusts (REITs) – 0.2%
Health Care Property Investors, Inc.	6.450% 06/25/12	500,000	468,868

Simon Property Group LP	5.750% 12/01/15	450,000	425,285

	Real Estate Investment Trusts (REITs) Total		894,153

Financials Total			12,675,266

Industrials – 0.5%
Aerospace & Defense – 0.1%
United Technologies Corp.	5.375% 12/15/17	500,000	483,311

	Aerospace & Defense Total		483,311

Machinery – 0.1%
Caterpillar Financial Services Corp.	5.450% 04/15/18	575,000	514,417

	Machinery Total		514,417

Transportation – 0.3%
Burlington Northern Santa Fe Corp.	6.200% 08/15/36	415,000	381,126

Union Pacific Corp.	6.650% 01/15/11	400,000	412,129

United Parcel Service, Inc.	4.500% 01/15/13	345,000	348,729

	Transportation Total		1,141,984

Industrials Total			2,139,712

Technology – 0.3%
Networking Equipment – 0.2%
Cisco Systems, Inc.	5.250% 02/22/11	565,000	576,771

	Networking Equipment Total		576,771

Software – 0.1%
Oracle Corp.	6.500% 04/15/38	575,000	522,755

	Software Total		522,755

Technology Total			1,099,526

Utilities – 1.0%
Electric – 0.8%
Commonwealth Edison Co.	5.950% 08/15/16	600,000	566,646

Consolidated Edison Co. of New York	5.850% 04/01/18	500,000	474,695

See Accompanying Notes to Financial Statements.

19

Columbia Liberty Fund

September 30, 2008

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Utilities (continued)
Electric (continued)
Indiana Michigan Power Co.	5.650% 12/01/15	723,000	667,721

Pacific Gas & Electric Co.	5.800% 03/01/37	585,000	498,999

Progress Energy, Inc.	7.750% 03/01/31	425,000	436,496

Southern California Edison Co.	5.000% 01/15/14	600,000	587,027

	Electric Total		3,231,584

Gas – 0.2%
Atmos Energy Corp.	6.350% 06/15/17	400,000	376,400

Sempra Energy	4.750% 05/15/09	550,000	550,027

	Gas Total		926,427

Utilities Total			4,158,011
	Total Corporate Fixed-Income Bonds & Notes (Cost of $36,669,728)		31,730,780

Government & Agency Obligations – 4.7%
Foreign Government Obligations – 0.6%
Province of Ontario	3.125% 09/08/10	750,000	755,468

Province of Quebec	5.000% 07/17/09	1,000,000	1,017,680

United Mexican States	7.500% 04/08/33	875,000	955,937

Foreign Government Obligations Total			2,729,085

U.S. Government Agencies – 1.0%
Federal Home Loan Bank	5.500% 08/13/14	3,055,000	3,216,790

Federal National Mortgage Association	5.000% 10/15/11	700,000	731,412
	5.375% 08/15/09 (f)	95,000	96,804

U.S. Government Agencies Total			4,045,006

U.S. Government Obligations – 3.1%
U.S. Treasury Bonds	5.375% 02/15/31	9,371,000	10,648,530
	7.250% 05/15/16	300,000	371,367

U.S. Treasury Inflation Indexed Bond	3.500% 01/15/11	1,895,415	1,971,084

U.S. Government Obligations Total			12,990,981
	Total Government & Agency Obligations (Cost of $18,923,618)		19,765,072

See Accompanying Notes to Financial Statements.

20

Columbia Liberty Fund

September 30, 2008

Commercial Mortgage-Backed Securities – 4.6%

		Par ($)	Value ($)

Citigroup/Deutsche Bank Commercial Mortgage Trust	5.366% 12/11/49 (b)	1,010,000	767,212

CS First Boston Mortgage Securities Corp.	4.577% 04/15/37	2,769,000	2,700,932

First Union – Chase Commercial Mortgage	6.645% 06/15/31	1,178,413	1,175,704

First Union National Bank Commercial Mortgage Trust	6.141% 02/12/34	5,000,000	4,962,163

JPMorgan Chase Commercial Mortgage Securities Corp.	4.780% 07/15/42	630,000	523,931
	5.447% 06/12/47	1,023,000	885,064
	5.525% 04/15/43 (b)	2,902,000	2,361,172

LB-UBS Commercial Mortgage Trust	6.510% 12/15/26	2,921,074	2,939,759

Morgan Stanley Capital I	5.560% 03/12/44 (b)	2,800,000	2,498,923

Wachovia Bank Commercial Mortgage Trust	3.989% 06/15/35	830,000	746,934

	Total Commercial Mortgage-Backed Securities (Cost of $21,477,122)		19,561,794

Collateralized Mortgage Obligations – 4.0%
Agency – 1.2%
Federal Home Loan Mortgage Corp.	5.000% 12/15/15	15,365	15,350
	6.000% 02/15/28	2,459,337	2,517,563
	4.500% 08/15/28	380,000	380,289
Federal National Mortgage Association	5.000% 12/25/15	1,966,425	1,978,860

Agency Total			4,892,062

Non-Agency – 2.8%
Bear Stearns Adjustable Rate Mortgage Trust	5.509% 02/25/47 (b)	1,278,291	892,851

Countrywide Alternative Loan Trust	5.250% 03/25/35	1,663,141	1,357,884
	5.250% 08/25/35	418,415	389,722
	5.500% 10/25/35	1,249,387	1,161,059

JPMorgan Mortgage Trust	6.042% 10/25/36 (b)	2,339,013	2,021,405

Lehman Mortgage Trust	6.500% 01/25/38	1,798,685	1,538,439

Residential Asset Securitization Trust	4.500% 08/25/34	1,662,601	1,591,136

WaMu Mortgage Pass-Through Certificates	5.711% 02/25/37 (b)	3,184,543	2,344,276

See Accompanying Notes to Financial Statements.

21

Columbia Liberty Fund

September 30, 2008

Collateralized Mortgage Obligations (continued)

		Par ($)	Value ($)
Non-Agency (continued)
Washington Mutual Alternative Mortgage Pass-Through Certificates	5.500% 07/25/35	634,663	551,247

Non-Agency Total			11,848,019
	Total Collateralized Mortgage Obligations (Cost of $19,170,966)		16,740,081

Asset-Backed Securities – 2.0%
Citicorp Residential Mortgage Securities, Inc.	6.080% 06/25/37	1,050,000	952,436

Consumer Funding LLC	5.430% 04/20/15	1,820,000	1,828,517

Ford Credit Auto Owner Trust	5.470% 06/15/12	1,470,000	1,417,600

Franklin Auto Trust	5.360% 05/20/16	1,890,000	1,830,573

Green Tree Financial Corp.	6.870% 01/15/29	333,907	323,558

USAA Auto Owner Trust	4.500% 10/15/13	2,139,000	2,062,724

	Total Asset-Backed Securities (Cost of $8,803,376)		8,415,408

Preferred Stock – 0.2%
		Shares
Financials – 0.2%
Insurance – 0.2%	Unipol Gruppo Finanziario SpA	515,015	867,487

	Insurance Total		867,487

	Financials Total		867,487

	Total Preferred Stock (Cost of $1,578,482)		867,487

Convertible Preferred Stock – 0.1%
Health Care – 0.1%
Pharmaceuticals – 0.1%	Schering-Plough Corp., 6.000%	2,200	380,644

	Pharmaceuticals Total		380,644

	Health Care Total		380,644

	Total Convertible Preferred Stock (Cost of $583,418)		380,644

See Accompanying Notes to Financial Statements.

22

Columbia Liberty Fund

September 30, 2008

Rights – 0.0%

		Units	Value ($)
Utilities – 0.0%
Multi-Utilities – 0.0%
Suez Environnement SA	Expires 06/10/22	24,041	147,030

	Multi-Utilities Total		147,030

	Utilities Total		147,030

	Total Rights (Cost of $170,889)		147,030

		Par ($)
Short-Term Obligation – 5.9%
	Repurchase agreement with Fixed Income Clearing Corp., dated 09/30/08, due 10/01/08 at 1.400%, collateralized by U.S. Government Agency Obligations with various maturities to 04/18/36, market value $25,502,350 (repurchase proceeds $24,991,972)	24,991,000	24,991,000

	Total Short-Term Obligation (Cost of $24,991,000)		24,991,000

	Total Investments – 100.4% (Cost of $442,387,305) (h)		425,125,733

	Other Assets & Liabilities, Net – (0.4)%		(1,613,219)

	Net Assets – 100.0%		423,512,514

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	The interest rate shown on floating rate or variable rate securities reflects the rate at September 30, 2008.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, these securities, which are not illiquid, amounted to $2,436,631, which represents 0.6% of net assets.

(d)	Denotes a restricted security, which is subject to restrictions on resale under federal securities laws or in transactions exempt from registration. At September 30, 2008, the value of these securities amounted to $2,241,890, which represents 0.5% of net assets.

Security	Acquisition Date(s)	Par	Acquisition Cost	Market Value
Citicorp Lease Pass-Through Trust 8.040% 12/15/19	01/06/2000 & 04/12/2001	$1,360,000	$1,371,414	$1,186,190
HSBC Capital Funding LP 9.547% 12/31/49	01/02/2003	1,150,000	1,406,864	1,055,700

				$2,241,890

(e)	The issuer filed for bankruptcy protection under Chapter 11. Income is not being accrued. At September 30, 2008, the value of this security was less than 0.1% of net assets.

(f)	A portion of this security with a market value of $81,519 is pledged as collateral for open futures contracts.

(g)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(h)	Cost for federal income tax purposes is $445,095,462.

At September 30, 2008, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
S&P 500 Index Futures	22	$6,420,700	$6,693,330	Dec-08	$(272,630)

At September 30, 2008, the Fund held the following open short futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
2-Year U.S. Treasury Notes	41	$8,750,937	$8,722,715	Dec-08	$(28,222)

See Accompanying Notes to Financial Statements.

23

Columbia Liberty Fund

September 30, 2008

For the year ended September 30, 2008, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at September 30, 2007	198	$35,802
Options written	285	80,941
Options expired	(161)	(30,292)
Options bought back	(249)	(70,260)
Options exercised	(73)	(16,191)

Options outstanding at September 30, 2008	—	$—

At September 30, 2008, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Common Stocks	58.2
Mortgage-Backed Securities	13.2
Corporate Fixed-Income Bonds & Notes	7.5
Government & Agency Obligations	4.7
Commercial Mortgage-Backed Securities	4.6
Collateralized Mortgage Obligations	4.0
Asset-Backed Securities	2.0
Preferred Stock	0.2
Convertible Preferred Stock	0.1
Rights	0.0	*

	94.5
Short-Term Obligation	5.9
Other Assets & Liabilities, Net	(0.4)

	100.0

* Represents less than 0.1%

Acronym	Name
ADR	American Depositary Receipt
TBA	To Be Announced

See Accompanying Notes to Financial Statements.

24

Statement of Assets and Liabilities – Columbia Liberty Fund

September 30, 2008

		($)
Assets	Investments, at cost	442,387,305

	Investments, at value	425,125,733
	Cash	8,623
	Cash collateral for futures contracts	915,000
	Foreign currency (cost of $456,798)	441,175
	Receivable for:
	Investments sold	4,314,163
	Fund shares sold	19,166
	Interest	1,186,035
	Dividends	349,685
	Securities lending	5,527
	Foreign tax reclaims	16,208
	Futures variation margin	317,269
	Trustees’ deferred compensation plan	82,820
	Other assets	1,798

	Total Assets	432,783,202

Liabilities	Payable for:
	Investments purchased	8,012,803
	Fund shares repurchased	649,492
	Investment advisory fee	201,079
	Transfer agent fee	81,506
	Pricing and bookkeeping fees	11,713
	Trustees’ fees	100
	Custody fee	19,382
	Distribution and service fees	106,038
	Chief compliance officer expenses	200
	Trustees’ deferred compensation plan	82,820
	Other liabilities	105,555

	Total Liabilities	9,270,688

	Net Assets	423,512,514

Net Assets Consist of	Paid-in capital	455,733,653
	Undistributed net investment income	301,747
	Accumulated net realized loss	(14,952,705)
	Net unrealized depreciation on:
	Investments	(17,261,572)
	Foreign currency translations	(7,757)
	Futures contracts	(300,852)

	Net Assets	423,512,514

See Accompanying Notes to Financial Statements.

25

Statement of Assets and Liabilities (continued) – Columbia Liberty Fund

September 30, 2008

Class A	Net assets	$394,883,539
	Shares outstanding	55,236,011
	Net asset value per share	$7.15	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($7.15/0.9425)	$7.59	(b)

Class B
	Net assets	$23,671,856
	Shares outstanding	3,295,325
	Net asset value and offering price per share	$7.18	(a)

Class C
	Net assets	$4,112,473
	Shares outstanding	574,130
	Net asset value and offering price per share	$7.16	(a)

Class Z
	Net assets	$844,646
	Shares outstanding	109,959
	Net asset value, offering and redemption price per share	$7.68

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

26

Statement of Operations – Columbia Liberty Fund

For the Year Ended September 30, 2008

		($)
Investment Income	Dividends	5,930,012
	Interest	10,620,378
	Securities lending	172,762
	Foreign taxes withheld	(126,479)

	Total Investment Income	16,596,673

Expenses	Investment advisory fee	2,844,040
	Distribution fee:
	Class B	270,917
	Class C	37,130
	Service fee:
	Class A	1,132,815
	Class B	85,963
	Class C	11,816
	Transfer agent fee	664,974
	Pricing and bookkeeping fees	147,227
	Trustees’ fees	38,751
	Custody fee	125,041
	Chief compliance officer expenses	783
	Other expenses	322,176

	Expenses before interest expense	5,681,633

	Interest expense	698

	Total Expenses	5,682,331

	Expense reductions	(31,576)

	Net Expenses	5,650,755

	Net Investment Income	10,945,918

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Futures Contracts and Written Options	Net realized loss on:
	Investments	(6,719,144)
	Foreign currency transactions	(98,070)
	Futures contracts	(996,272)
	Written options	(8,050)

	Net realized loss	(7,821,536)

	Net change in unrealized appreciation (depreciation) on:
	Investments	(87,056,997)
	Foreign currency translations	(25,930)
	Futures contracts	(431,055)
	Written options	35,888

	Net change in unrealized appreciation (depreciation)	(87,478,094)

	Net Loss	(95,299,630)

	Net Decrease Resulting from Operations	(84,353,712)

See Accompanying Notes to Financial Statements.

27

Statement of Changes in Net Assets – Columbia Liberty Fund

		Year Ended September 30,
Increase (Decrease) in Net Assets:		2008 ($)	2007 ($)
Operations	Net investment income	10,945,918	11,786,895
	Net realized gain (loss) on investments, foreign currency transactions, futures contracts and written options	(7,821,536)	60,030,015
	Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, futures contracts and written options	(87,478,094)	13,499,756

	Net Increase (Decrease) Resulting from Operations	(84,353,712)	85,316,666

Distributions to Shareholders	From net investment income:
	Class A	(11,104,201)	(11,622,190)
	Class B	(319,877)	(984,487)
	Class C	(50,399)	(78,730)
	Class Z	(23,222)	(26,841)
	From net realized gains:
	Class A	(50,512,404)	(14,916,474)
	Class B	(4,495,161)	(2,301,523)
	Class C	(525,979)	(152,017)
	Class Z	(76,984)	(32,922)

	Total Distributions to Shareholders	(67,108,227)	(30,115,184)

	Net Decrease from Share Transactions	(14,970,215)	(72,100,446)

	Total Decrease in Net Assets	(166,432,154)	(16,898,964)

Net Assets	Beginning of period	589,944,668	606,843,632
	End of period	423,512,514	589,944,668
	Undistributed net investment income at end of period	301,747	735,936

See Accompanying Notes to Financial Statements.

28

Statement of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Liberty Fund
	Year Ended September 30,
	2008		2007
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	2,207,022	18,516,910	3,864,114	35,415,415
Distributions reinvested	6,558,485	56,303,542	2,644,997	23,863,700
Redemptions	(8,818,413)	(73,218,546)	(9,814,938)	(90,136,099)

Net Increase (Decrease)	(52,906)	1,601,906	(3,305,827)	(30,856,984)

Class B
Subscriptions	111,331	919,752	151,133	1,384,043
Distributions reinvested	532,903	4,631,736	349,538	3,134,950
Redemptions	(2,674,631)	(22,456,168)	(4,944,465)	(45,222,882)

Net Decrease	(2,030,397)	(16,904,680)	(4,443,794)	(40,703,889)

Class C
Subscriptions	82,775	692,833	84,154	768,688
Distributions reinvested	63,240	546,221	24,015	215,233
Redemptions	(139,553)	(1,145,539)	(120,150)	(1,098,493)

Net Increase (Decrease)	6,462	93,515	(11,981)	(114,572)

Class Z
Subscriptions	21,569	191,142	10,783	106,778
Distributions reinvested	10,734	98,502	4,000	38,540
Redemptions	(5,649)	(50,600)	(57,272)	(570,319)

Net Increase (Decrease)	26,654	239,044	(42,489)	(425,001)

See Accompanying Notes to Financial Statements.

29

Financial Highlights – Columbia Liberty Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class A Shares	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$9.63		$8.79		$8.36		$7.68		$7.22

Income from Investment Operations:
Net investment income (a)	0.18		0.19		0.18		0.15		0.13
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and written options	(1.53)		1.12		0.44		0.70		0.51

Total from Investment Operations	(1.35)		1.31		0.62		0.85		0.64

Less Distributions to Shareholders:
From net investment income	(0.20)		(0.21)		(0.19)		(0.17)		(0.18)
From net realized gains	(0.93)		(0.26)		—		—		—

Total Distributions to Shareholders	(1.13)		(0.47)		(0.19)		(0.17)		(0.18)

Net Asset Value, End of Period	$7.15		$9.63		$8.79		$8.36		$7.68
Total return (b)	(15.83)%		15.29%		7.47	%(c)(d)	11.12	%(c)	8.92%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.03	%(e)	1.04	%(f)	1.03	%(f)	1.13	%(f)	1.13	%(f)
Interest expense	—	%(g)	—		—		—		—
Net expenses	1.03	%(e)	1.04	%(f)	1.03	%(f)	1.13	%(f)	1.13	%(f)
Waiver/Reimbursement	—		—		0.01%		0.01%		—
Net investment income	2.18	%(e)	2.06	%(f)	2.07	%(f)	1.88	%(f)	1.73	%(f)
Portfolio turnover rate	88%		106%		98%		83%		74%
Net assets, end of period (000’s)	$394,884		$532,413		$514,826		$545,773		$574,954

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01%.

(e)	The benefits derived from expense reductions had an impact of 0.01%.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

30

Financial Highlights – Columbia Liberty Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class B Shares	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$9.62		$8.78		$8.36		$7.68		$7.21

Income from Investment Operations:
Net investment income (a)	0.12		0.12		0.11		0.09		0.07
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and written options	(1.54)		1.12		0.43		0.70		0.52

Total from Investment Operations	(1.42)		1.24		0.54		0.79		0.59

Less Distributions to Shareholders:
From net investment income	(0.09)		(0.14)		(0.12)		(0.11)		(0.12)
From net realized gains	(0.93)		(0.26)		—		—		—

Total Distributions to Shareholders	(1.02)		(0.40)		(0.12)		(0.11)		(0.12)

Net Asset Value, End of Period	$7.18		$9.62		$8.78		$8.36		$7.68
Total return (b)	(16.51)%		14.46%		6.55	%(c)(d)	10.30	%(c)	8.22%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.78	%(e)	1.79	%(f)	1.78	%(f)	1.88	%(f)	1.88	%(f)
Interest expense	—	%(g)	—		—		—		—
Net expenses	1.78	%(e)	1.79	%(f)	1.78	%(f)	1.88	%(f)	1.88	%(f)
Waiver/Reimbursement	—		—		0.01%		0.01%		—
Net investment income	1.39	%(e)	1.28	%(f)	1.31	%(f)	1.14	%(f)	0.97	%(f)
Portfolio turnover rate	88%		106%		98%		83%		74%
Net assets, end of period (000’s)	$23,672		$51,229		$85,766		$130,724		$171,775

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01%.

(e)	The benefits derived from expense reductions had an impact of 0.01%.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

31

Financial Highlights – Columbia Liberty Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class C Shares	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$9.59		$8.76		$8.34		$7.66		$7.20

Income from Investment Operations:
Net investment income (a)	0.12		0.12		0.11		0.09		0.07
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and written options	(1.53)		1.11		0.43		0.70		0.51

Total from Investment Operations	(1.41)		1.23		0.54		0.79		0.58

Less Distributions to Shareholders:
From net investment income	(0.09)		(0.14)		(0.12)		(0.11)		(0.12)
From net realized gains	(0.93)		(0.26)		—		—		—

Total Distributions to Shareholders	(1.02)		(0.40)		(0.12)		(0.11)		(0.12)

Net Asset Value, End of Period	$7.16		$9.59		$8.76		$8.34		$7.66
Total return (b)	(16.46)%		14.38%		6.56	%(c)(d)	10.33	%(c)	8.09%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.78	%(e)	1.79	%(f)	1.78	%(f)	1.88	%(f)	1.88	%(f)
Interest expense	—	%(g)	—		—		—		—
Net expenses	1.78	%(e)	1.79	%(f)	1.78	%(f)	1.88	%(f)	1.88	%(f)
Waiver/Reimbursement	—		—		0.01%		0.01%		—
Net investment income	1.43	%(e)	1.31	%(f)	1.31	%(f)	1.13	%(f)	0.97	%(f)
Portfolio turnover rate	88%		106%		98%		83%		74%
Net assets, end of period (000’s)	$4,112		$5,447		$5,076		$5,478		$6,033

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01%.

(e)	The benefits derived from expense reductions had an impact of 0.01%.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

32

Financial Highlights – Columbia Liberty Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class Z Shares	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$10.28		$9.34		$8.88		$8.15		$7.65

Income from Investment Operations:
Net investment income (a)	0.22		0.22		0.21		0.18		0.16
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and written options	(1.65)		1.21		0.46		0.74		0.54

Total from Investment Operations	(1.43)		1.43		0.67		0.92		0.70

Less Distributions to Shareholders:
From net investment income	(0.24)		(0.23)		(0.21)		(0.19)		(0.20)
From net realized gains	(0.93)		(0.26)		—		—		—

Total Distributions to Shareholders	(1.17)		(0.49)		(0.21)		(0.19)		(0.20)

Net Asset Value, End of Period	$7.68		$10.28		$9.34		$8.88		$8.15
Total return (b)	(15.67)%		15.72%		7.60	%(c)(d)	11.33	%(c)	9.19%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.79	%(e)	0.80	%(f)	0.79	%(f)	0.90	%(f)	0.90	%(f)
Interest expense	—	%(g)	—		—		—		—
Net expenses	0.79	%(e)	0.80	%(f)	0.79	%(f)	0.90	%(f)	0.90	%(f)
Waiver/Reimbursement	—		—		0.01%		0.01%		—
Net investment income	2.44	%(e)	2.29	%(f)	2.34	%(f)	2.11	%(f)	1.99	%(f)
Portfolio turnover rate	88%		106%		98%		83%		74%
Net assets, end of period (000’s)	$845		$856		$1,175		$700		$641

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Total return at net asset value assuming all distributions reinvested.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01%.

(e)	The benefits derived from expense reductions had an impact of 0.01%.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

33

Notes to Financial Statements – Columbia Liberty Fund

September 30, 2008

Note 1. Organization

Columbia Liberty Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Investment Objective

The Fund seeks total return, consisting of current income and long-term capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options are valued at the last reported sale price, or in the absence of a sale, at the last quoted bid price.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the

34

Columbia Liberty Fund

September 30, 2008

Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which Columbia believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund’s financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133, (“SFAS 161”) was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity’s derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Fund’s financial statement disclosures.

Futures Contracts

The Fund may invest in futures for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund’s Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Options

The Fund may write call and put options on securities it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or

35

Columbia Liberty Fund

September 30, 2008

closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund’s custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a segregated account.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If a Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains. Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

36

Columbia Liberty Fund

September 30, 2008

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions of net investment income are declared and distributed quarterly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended September 30, 2008, permanent book and tax basis differences resulting primarily from differing treatments for paydown reclassifications, PFIC adjustments, Section 988 currency gain/loss, distribution reclassifications, market discount reclassifications and discount accretion/premium amortization on debt securities were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$117,592	$(117,591)	$(1)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by these reclassification.

The tax character of distributions paid during the years ended September 30, 2008 and September 30, 2007 was as follows:

	September 30, 2008	September 30, 2007
Distributions paid from:
Ordinary Income*	$30,729,193	$14,676,237
Long-Term Capital Gains	36,379,034	15,438,947

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of September 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Depreciation*
$645,654	$—	$(19,969,729)

*	The differences between book-basis and tax-basis net unrealized (depreciation) are primarily due to deferral of losses from wash sales deferral of losses from wash sales and discount accretion/premium amortization adjustments.

Unrealized appreciation and depreciation at September 30, 2008, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$26,511,160
Unrealized depreciation	(46,480,889)
Net unrealized depreciation	$(19,969,729)

37

Columbia Liberty Fund

September 30, 2008

Under current tax rules, certain losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of September 30, 2008, post-October capital losses of $12,776,596 attributed to security transactions were deferred to October 1, 2008.

Under Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (“FIN 48”) management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund’s financial statements. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management, Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net asset at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.55%
$1 billion to $1.5 billion	0.50%
Over $1.5 billion	0.45%

For the year ended September 30, 2008, the Fund’s effective investment advisory fee rate was 0.55% of the Fund’s average daily net assets.

Sub-Advisory Fee

Nordea Investment Management North America, Inc. (“NIMNAI”) has been retained by Columbia to serve as the investment sub-advisor and to manage a portion of the Fund’s assets. As the sub-advisor, NIMNAI is responsible for daily investment operations, including placing all orders for the purchase and sale of portfolio securities for foreign stocks of the Fund. Columbia, from the investment advisory fee it receives, pays NIMNAI a monthly sub-advisory fee.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the

38

Columbia Liberty Fund

September 30, 2008

Fund reimburses Columbia for out-of-pocket expenses. Prior to January 1, 2008, the Fund also reimbursed Columbia for accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

For the year ended September 30, 2008, the amount charged to the Fund by affiliates included in the Statement of Operations under “Pricing and bookkeeping fees” aggregated to $3,106.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended September 30, 2008, these minimum account balance fees reduced total expenses by $25,339.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the year ended September 30, 2008, the Distributor has retained net underwriting discounts of $14,466 on sales of the Fund’s Class A shares and net CDSC fees of $316, $30,876 and $798 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted Rule 12b-1 plans (the “Plans”) for Class A, Class B and Class C shares, which require the payment of a monthly service fee to the Distributor. The annual service fee portion of the Plans may equal up to 0.15% net assets attributable to shares issued prior to April 1, 1989 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all shares that is a blend between the 0.15% and 0.25% annual rates. For the year ended September 30, 2008, the Class A, Class B and Class C shares’ effective service fee rate was 0.24%.

The Plans also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

39

Columbia Liberty Fund

September 30, 2008

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended September 30, 2008, these custody credits reduced total expenses by $6,237 for the Fund.

Note 6. Portfolio Information

For the year ended September 30, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $436,185,384 and $484,339,833, respectively, of which $54,107,803 and $69,306,118, respectively, were U.S. Government securities.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Interest on the uncommitted line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charges an annual operations agency fee of $40,000 for the committed line of credit and may charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended September 30, 2008, the average daily loan balance outstanding on days where borrowing existed was $1,000,000 at a weighted average interest rate of 5.025%.

Note 8. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 9. Shares of Beneficial Interest

As of September 30, 2008, 15.7% of the Fund’s shares outstanding were beneficially owned by one participant account over which BOA and/or its affiliates had either sole or joint investment discretion.

Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Mortgage-Backed Securities Risk

The value of the mortgage-backed securities may be affected by changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of the underlying assets or the market’s assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

40

Columbia Liberty Fund

September 30, 2008

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above,

41

Columbia Liberty Fund

September 30, 2008

including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds’ adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds’ adviser and/or its affiliates made certain payments, including plaintiffs’ attorneys’ fees and costs of notice to class members.

Note 11. Subsequent Event

On October 16, 2008 the uncommitted and committed lines of credit discussed in Note 7 were terminated and amended, respectively. The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Interest is charge to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% and the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.20% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

42

Report of Independent Registered Public Accounting Firm

To the Trustees of the Columbia Funds Series Trust I and the Shareholders of Columbia Liberty Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Liberty Fund (the “Fund”) (a series of Columbia Funds Series Trust I), at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2008

43

Federal Income Tax Information (Unaudited) – Columbia Liberty Fund

For the fiscal year ended September 30, 2008, the Fund designates long-term capital gains of $3,260,358.

21.43% of the ordinary income distributed by the Fund, for the year ended September 30, 2008, qualifies for the corporate dividends received deduction.

For non-corporate shareholders, 26.86%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period October 1, 2007 to September 30, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

44

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John D. Collins (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 80, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (underwriting firm)

Rodman L. Drake (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 80, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Hyperion Brookfield Total Return Fund, Inc. and Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (exchange-traded funds)

Douglas A. Hacker (Born 1955)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 80, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September 2003 to March 2004; Executive Vice President–Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to August 2003. Oversees 80, None

45

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Charles R. Nelson (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Director, Institute for Economic Research, University of Washington from September 2001 to June 2003; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, since September 1993; Consultant on econometric and statistical matters. Oversees 80, None

John J. Neuhauser (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael’s College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 80, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; and Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts). Oversees 80, None

Patrick J. Simpson (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 80, None

Thomas C. Theobald (Born 1937)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 80, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry (from 1994 to 1997), President–Application Systems Division (from 1991 to 1994), Chief Financial Officer–US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 80, None

46

Fund Governance (continued)

Interested Trustee (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

William E. Mayer (Born 1940)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[2] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 80, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

[1]

Messrs. Drake, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 1996 and 2005, respectively. The Excelsior Funds consisted of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Piel and Collins as Trustees of the Trust.

[2]

Mr. Mayer is an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

47

Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Christopher L. Wilson (Born 1957)
One Financial Center Boston, MA 02111 President (since 2004)	President–Columbia Funds, since October 2004; Managing Director–Columbia Management Advisors, LLC, since September 2005; Senior Vice President–Columbia Management Distributors, Inc., since January 2005; Director–Columbia Management Services, Inc., since January 2005; Director–Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director–FIM Funding, Inc., since January 2005; President and Chief Executive Officer–CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2000)	Managing Director of Columbia Management Advisors, LLC since December 2004; Treasurer–Columbia Funds, from October 2003 to May 2008; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Senior Vice President–Columbia Management Advisors, LLC, from April 2003 to December 2004; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

48

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President–Fund Treasury of the Advisor since October 2004; Vice President–Trustee Reporting of the Advisor from April 2002 to October 2004

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Important Information About This Report

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Liberty Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov; and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiafunds.com.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

53

Columbia Liberty Fund

Annual Report, September 30, 2008

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-42/156366-0908 (11/08) 08/63251

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, John D. Collins and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Collins and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the seven series of the registrant whose reports to stockholders are included in this annual filing.  Fee information for fiscal year ended September 30, 2008 also includes fees for one series that was merged into the registrant during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended September 30, 2008 and September 30, 2007 are approximately as follows:

2008	2007
$238,500	$222,200

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended September 30, 2008 and September 30, 2007 are approximately as follows:

2008	2007
$44,000	$30,800

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2008 and 2007, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2008 also includes Audit-Related Fees for agreed-upon procedures related to a fund merger and a fund accounting and custody conversion.

During the fiscal years ended September 30, 2008 and September 30, 2007, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended September 30, 2008 and September 30, 2007 are approximately as follows:

2008	2007
$64,000	$44,200

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.  Both fiscal years 2008 and 2007 also include tax fees for assistance with foreign tax filings. Fiscal year 2008 also includes tax fees for agreed-upon procedures related to a fund merger and the review of a final tax return.

During the fiscal years ended September 30, 2008 and September 30, 2007, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended September 30, 2008 and September 30, 2007 are approximately as follows:

2008	2007
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended September 30, 2008 and September 30, 2007 are approximately as follows:

2008	2007
$1,096,300	$1,308,500

In both fiscal years 2008 and 2007, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended September 30, 2008 and September 30, 2007 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2008 and September 30, 2007 are approximately as follows:

2008	2007
$1,204,300	$1,383,500

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	November 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	November 26, 2008

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, Chief Financial Officer

Date	November 26, 2008